Dreyfus
Investment Portfolios,
Core Bond Portfolio

ANNUAL REPORT December 31, 2001


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            22   Financial Highlights

                            24   Notes to Financial Statements

                            31   Report of Independent Auditors

                            32   Important Tax Information

                            33   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                            Core Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Core Bond Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

In 2001, bonds generally posted higher returns than stocks for the second consecutive year. Although one of America' s longest periods of economic expansion came to an end, bonds generally benefited from the Federal Reserve Board' s efforts to reinvigorate an ailing economy. Eleven interest-rate reductions drove short-term rates to their lowest levels in 40 years, helping to boost bond prices, including those of U.S. Treasury securities and
investment-grade    corporate    bonds.

2001 also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With bond yields ending 2001 at historically low levels, a repeat of last year's bond market performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Investment Portfolios, Core Bond Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio's Initial shares achieved a total return of 4.55% and its Service shares achieved a total return of 4.46% .(1) In comparison, the Merrill Lynch Domestic Master Index, the portfolio's benchmark, achieved a total return of 8.32% for the same period.(2)

We attribute the portfolio's positive overall performance to falling interest rates in a weakening economy. The portfolio's total return lagged behind its benchmark, primarily because we positioned the portfolio for stronger economic activity toward the middle of the year by overweighting investment-grade, high yield corporate bond positions. However, the September 11 terrorist attacks delayed economic recovery, and prices of the portfolio' s corporate bonds
declined    as    credit    concerns    intensified.

What is the portfolio's investment approach?

The portfolio seeks to maximize total return through both capital appreciation and current income. The portfolio invests at least 65% of its assets in investment-grade fixed-income securities, which include U.S. Treasury securities, U.S. government agency securities, corporate bonds, foreign bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks. The portfolio may invest up to 35% of its assets in bonds rated below investment-grade credit quality, also known as high yield securities.

Our    investment    approach    emphasizes:

* FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio's average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally
reduce the portfolio's average duration to keep cash The    Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

available for the purchase of higher yielding securities as they become available. If interest rates appear to be declining, we will generally increase
the   portfolio'  s   average   duration   to   lock   in   prevailing  yields.

*SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness based on
prevailing    and    expected    market    and    economic    conditions.

* SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of their issuers.

What other factors influenced the portfolio's performance?

During the reporting period, the portfolio was primarily affected by a weakening U.S. economy. When the reporting period began on January 1, reduced capital spending, falling corporate profits and a declining stock market were already contributing to slower economic growth. In an effort to reinvigorate the economy, the Federal Reserve Board (the "Fed" ) began to reduce short-term interest rates on the first business day of 2001. These reductions were followed by 10 additional rate cuts during 2001. All told, the Fed reduced short-term interest rates 4.75 percentage points during the reporting period.

By the middle of the reporting period, we began to detect signs that the Fed's aggressive monetary policy was starting to have a positive effect on the economy. Consumer spending remained robust, the housing market was strong, business inventories were finally moving closer to normal levels and a federal tax cut gave consumers more money to spend. As a result, we were comfortable positioning the portfolio for the start of a recovery. This relatively aggressive stance included an emphasis on both investment-grade and high yield corporate bonds, which we believed would benefit from renewed investor interest.

Then something happened that no one could reasonably predict: terrorists attacked the United States. In addition to the incalculable devastation wrought on human lives and property, the catastrophes had negative repercussions
throughout    the    U.S.    economy.    Consumer

spending plunged, removing one of the few remaining pillars of economic strength. As a result, the U.S. economy entered its first full-blown recession in a decade.

Investors responded by retreating to relative safe havens, such as U.S. Treasury securities, and corporate bond prices fell. The extent to which corporate bond prices fell was in direct relation to their credit quality: triple-A rated bonds fell least while high yield bonds declined the most.

What is the portfolio's current strategy?

The portfolio's average duration, a measure of sensitivity to changing interest rates, ended the reporting period at a point that was slightly shorter than the average for its peer group. We intend to maintain this relatively conservative stance until the corporate earnings outlook becomes clearer. However, because we believe that economic recovery is likely in 2002, we have maintained our corporate bond positions in anticipation of a widening of the yield differences between short-term and long-term bonds. As the recovery approaches, we expect long-term bond yields to rise from current levels.

In addition, we have continued to allocate the portfolio's assets with an emphasis on corporate bonds, asset-backed securities and mortgage-backed securities. We have de-emphasized U.S. Treasury and agency securities. Of course, we may change the portfolio's composition as market conditions evolve, and there is no guarantee as to how the portfolio or the economy will perform in the future.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment
Portfolios, Core Bond Portfolio Initial shares and Service shares and the
Merrill Lynch Domestic Master Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                              Inception                              From

                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                 5/1/00              4.55%             7.91%

SERVICE SHARES                                                                 5/1/00              4.46%             7.86%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES.
ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH
RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, CORE BOND PORTFOLIO ON 5/1/00 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH DOMESTIC MASTER INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM



DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. GOVERNMENT, MORTGAGE AND BBB OR HIGHER RATED CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR. U.S. TREASURY SECURITIES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION AND CORPORATE AND GENERIC MORTGAGE-BACKED SECURITIES $100 MILLION PER COUPON. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

                                                                                              Principal

BONDS AND NOTES--90.9%                                                                       Amount (a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--1.3%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                         142,000                  121,410

Boeing Capital,

   Sr. Notes, 5.75%, 2007                                                                       270,000                  269,498

Goodrich (B.F.),

   Notes, 7%, 2038                                                                              301,000                  254,843

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                   69,000                   38,985

U.S. Airways,

   Enhanced Equipment Notes,
   Ser. C, 8.93%, 2009                                                                           43,012                   33,655

                                                                                                                         718,391

ASSET-BACKED CTFS.--7.5%

Conseco Finance Securitizations:

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                             150,565                  152,918

   Ser. 2000-B, Cl. AF4, 7.87%, 2031                                                            270,000                  284,091

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             350,000                  365,077

   Ser. 2001-1, Cl. A1B, 5.01%, 2032                                                            118,980                  120,870

   Ser. 2001-A, Cl. IIA2, 6.52%, 2032                                                           470,000                  486,723

   Ser. 2001-C, Cl. A4, 6.19%, 2030                                                             260,000                  260,000

GE Capital Mortgage Services,

   Ser. 1999-HE1, Cl. A7, 6.265%, 2029                                                          500,000                  514,820

Green Tree Home Improvement Loan Trust,

   Ser. 1997-A, Cl. HEA6, 7.16%, 2028                                                           197,677                  202,874

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            182,361                  188,001

Nortel Networks Lease Pass-Through Trust,

   Ser. 2001-1, 11.629%, 2016                                                                   144,430                  114,810

Residential Asset Securities:

   Ser. 2001-KS1, Cl. AI1, 5.593%, 2016                                                         123,634                  124,368

   Ser. 2001-KS3, Cl. AI6, 5.96%, 2031                                                          602,000                  588,831

Saxon Asset Securities Trust,

..  Ser. 2001-2, Cl. AF6, 6.312%, 2016                                                           750,000                  747,660

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                             121,000                  127,749

                                                                                                                       4,278,792

ASSET-BACKED CTFS./HOME EQUITY LOANS--.6%

Conseco Finance Home Loan Trust,

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                             350,000                  375,876

AUTOMOTIVE--7.6%

DaimlerChrysler N. A. Holding,

   Notes, 6.4%, 2006                                                                            660,000                  660,686


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount (a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE (CONTINUED)

Ford Motor Credit:

   Global Landmark Securities, 7.25%, 2011                                                      410,000                  399,669

   Notes, 6.5%, 2007                                                                          1,309,000                1,281,989

GMAC:

   Notes, 6.125%, 2006                                                                        1,373,000                1,360,291

   Notes, 6.875%, 2011                                                                          382,000                  374,843

TRW,

   Notes, 6.625%, 2004                                                                          287,000                  293,053

                                                                                                                       4,370,531

BANKING--2.5%

Bank of America,

   Sub. Notes, 7.4%, 2011                                                                       545,000                  585,328

Bank One,

   Notes, 6.5%, 2006                                                                            265,000                  277,191

Capital One Financial:

   Notes, 7.25%, 2003                                                                            33,000                   33,443

   Notes, 7.25%, 2006                                                                           175,000                  167,113

Morgan (J.P.) Chase & Co.,

   Sub. Notes, 6.75%, 2011                                                                      335,000                  343,510

                                                                                                                       1,406,585

CABLE/MEDIA--1.5%

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                           174,000  (b)             107,880

   Sr. Notes, 8.625%, 2009                                                                      138,000                  133,515

Fox Family Worldwide,

   Sr. Notes, 9.25%, 2007                                                                       270,000                  290,250

Time Warner Telecom,

   Deb., 7.25%, 2017                                                                            334,000                  341,499

                                                                                                                         873,144

CHEMICALS--.2%

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 9.5%, 2007                                                                   175,000  (c,d)            33,250

Lyondell,

   Gtd. Sr. Notes, Ser. A, 9.625%, 2007                                                          60,000                   60,750

                                                                                                                          94,000

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--11.3%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08%, 2035                                                          756,710                  769,688

COMM,

   Ser. 2000-FL2A, Cl. E, 2.886%, 2011                                                          100,000  (d,e)            99,845

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount (a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                           500,753                  519,651

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                             441,000                  450,882

   Ser. 2001-CF2, Cl. A4, 6.505%, 2034                                                          558,000                  571,437

   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                       1,000,000  (d)             982,829

Chase Commercial Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6.173%, 2016                                                          240,000  (d,e)           241,966

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                            607,318                  639,752

GGP Mall Properties Trust,

   Ser. 2001-C1-A, Cl. C2, 5.558%, 2011                                                         708,754  (d)             685,720

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. C, 6.733%, 2011                                                          269,000  (d)             257,652

Morgan Stanley Dean Witter Capital I,

   Ser. 2001-XLF, Cl. F, 4.02%, 2013                                                            273,000  (d,e)           273,000

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                           258,329                  272,660

TIAA CMBS I Trust,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                              309,486  (d)             326,591

TrizecHahn Office Properties Trust,

   Ser. 2001-TZH, Cl. A2, 6.093%, 2016                                                          369,000                  371,133

                                                                                                                       6,462,806

CONSUMER--.4%

Dial,

   Sr. Notes, 7%, 2006                                                                          239,000                  240,715

ENVIRONMENTAL--1.1%

Allied Waste N. A.:

   Sr. Notes, 8.5%, 2008                                                                        119,000  (d)             120,785

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                            511,000                  528,885

                                                                                                                         649,670

FINANCIAL SERVICES--6.3%

Citigroup:

   Notes, 6.5%, 2011                                                                            551,000                  567,819

   Sub. Notes, 7.25%, 2010                                                                      385,000                  413,270

Credit-Backed Steers Trust 2001,

  Trust Ctfs.,

   Ser. VZ-1, 5.565%, 2005                                                                      400,000  (d)             393,000

Household Finance:

   Notes, 6.375%, 2011                                                                          290,000                  281,080

   Sr. Notes, 6.4%, 2008                                                                        215,000                  213,603


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount (a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

International Lease Finance,

   Notes, 5.75%, 2006                                                                           310,000                  309,502

Lehman Brothers Holdings,

   Notes, 7%, 2008                                                                              310,000                  322,388

Morgan Stanley Dean Witter,

   Notes, 6.1%, 2006                                                                            280,000                  288,815

Qwest Capital Funding,

   Notes, 7.9%, 2010                                                                            681,000                  693,881

TIERS,

  Fixed Rate Trust Ctfs.,

   Ser. MIR, 2001-14, 7.2%, 2004                                                                182,000  (d)             149,670

                                                                                                                       3,633,028

FOOD AND BEVERAGES--.4%

Land O' Lakes,

   Sr. Notes, 8.75%, 2011                                                                       230,000  (d)             223,100

FOREIGN--1.3%

Abitibi-Consolidated,

   Deb., 8.85%, 2030                                                                            414,000                  432,076

Marconi:

   Bonds, 8.375%, 2030                                                                          260,000                  122,200

   Gtd. Sr. Notes, 5.625%, 2005                                                             EUR 250,000                  120,366

   Sr. Notes, 7.75%, 2010                                                                        75,000                   39,000

Metronet Communications,

   Sr. Discount Notes, 0/9.95%, 2008                                                             61,000  (b)              30,773

                                                                                                                         744,415

HOTELS--.2%

Hilton Hotels,

   Notes, 7.625%, 2008                                                                          128,000                  122,208

INDUSTRIAL--1.0%

Briggs & Stratton,

   Sr. Notes, 8.875%, 2011                                                                       33,000                   34,650

National Equipment Services,

   Sr. Sub. Notes, Ser. D, 10%, 2004                                                             23,000                   19,665

Terex:

   Gtd. Sr. Notes, 8.875%, 2008                                                                  72,000                   71,280

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                         68,000                   71,060

Tyco International,

   Sr. Notes, 6.75%, 2011                                                                       355,000                  357,027

                                                                                                                         553,682

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount (a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--1.5%

Conseco:

   Notes, 8.5%, 2002                                                                             58,000                   42,630

   Notes, 6.4%, 2003                                                                             31,000                   17,980

   Notes, 6.8%, 2005                                                                            127,000                   53,975

PXRE Capital Trust I,

   Gtd. Capital Securities, 8.85%, 2027                                                          88,000                   46,045

Zurich Capital Trust I,

   Gtd. Capital Securities, 8.376%, 2037                                                        674,000  (d)             670,431

                                                                                                                         831,061

MEDICAL EQUIPMENT--.4%

Beckman Coulter,

   Sr. Notes, 6.875%, 2011                                                                      205,000                  203,810

OIL AND GAS--2.0%

Conoco Funding,

   Notes, 6.35%, 2011                                                                           412,000                  416,361

El Paso,

   Sr. Notes, 7%, 2011                                                                          560,000                  555,438

Ocean Energy,

   Sr. Sub. Notes, Ser. B, 8.875%, 2007                                                          75,000                   78,750

Petroleum-Geo Services,

   Sr. Notes, 7.125%, 2028                                                                      103,000                   74,622

                                                                                                                       1,125,171

OTHER-3.6%

HYDI-100,

   Linked Ctf. of Deposit, 9.4%, 2006                                                         2,000,000  (f)           2,045,000

PAPER PRODUCTS--.5%

Weyerhaeuser,

   Notes, 5.95%, 2008                                                                           275,000  (d)             268,237

REAL ESTATE INVESTMENT TRUSTS--1.5%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                              345,000                  345,168

istar Financial,

   Sr. Notes, 8.75%, 2008                                                                       312,000                  312,603

New Plan Excel Realty Trust,

   Sr. Notes, 6.875%, 2004                                                                      175,000                  180,861

                                                                                                                         838,632


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount (a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTAL MORTGAGE PASS-THROUGH CTFS.--2.1%

Bank of America Large Loan,

   Ser. 2001-1166, Cl. C, 4.833%, 2005                                                          250,000                  245,547

Chase Mortgage Finance,

   Ser. 1999-S13, Cl. B4, 6.5%, 2014                                                            203,179                  175,176

GE Capital Mortgage Services,

   Ser. 2000-8, Cl. B5, 7.5%, 2015                                                              176,928                   69,444

Residential Funding Mortgage Securities I,

   Ser. 1999-S11, Cl. M3, 6.5%, 2029                                                            728,222                  704,177

                                                                                                                       1,194,344

RETAIL--.2%

Levi Strauss & Co.:

   Notes, 6.8%, 2003                                                                             76,000                   68,020

   Sr. Notes, 11.625%, 2008                                                                      65,000                   57,850

                                                                                                                         125,870

TECHNOLOGY--1.9%

Amkor Technology:

   Sr. Notes, 9.25%, 2006                                                                        35,000                   33,600

   Sr. Notes, 9.25%, 2008                                                                        60,000                   57,000

Computer Sciences,

   Notes, 6.75%, 2006                                                                           134,000                  139,708

Metromedia Fiber Network,

   Sr. Notes, 10%, 2009                                                                       1,042,000                  307,390

Thomson,

   Notes, 6.2%, 2012                                                                            495,000                  477,096

Unisys,

   Sr. Notes, 7.25%, 2005                                                                       100,000                   98,250

                                                                                                                       1,113,044

TELECOMMUNICATIONS--5.1%

American Tower,

   Sr. Notes, 9.375%, 2009                                                                      223,000                  180,630

British Telecommunications,

   Bonds, 8.625%, 2030                                                                          220,000                  243,987

Citizens Communications,

   Notes, 9.25%, 2011                                                                           278,000                  309,869

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                       44,000                   40,590

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount (a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

France Telecom,

   Notes, 7.75%, 2011                                                                           280,000  (d)             300,494

Lucent Technologies,

   Deb., 6.45%, 2029                                                                            212,000                  145,220

Motorola,

   Deb., 5.22%, 2097                                                                             30,000                   18,617

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                                  30,000                   18,263

   Sr. Serial Redeemable Notes, 9.375%, 2009                                                    302,000                  239,335

TeleCorp PCS,

   Sr. Discount Notes, 0/11.625%, 2009                                                           84,000  (b)              73,500

Tritel PCS:

   Sr. Discount Notes, 0/12.75%, 2009                                                           191,000  (b)             163,305

   Sr. Sub. Notes, 10.375%, 2011                                                                199,000                  228,850

WorldCom,

   Notes, 7.5%, 2011                                                                            915,000                  942,815

                                                                                                                       2,905,475

U.S. GOVERNMENTS--9.8%

U.S. Treasury Notes:

   3.25%, 12/31/2003                                                                          2,690,000                2,700,921

   3.5%, 11/15/2006                                                                           1,840,000                1,774,294

U.S. Treasury Principal Strips,

   0%, 8/15/2022                                                                              3,224,000                1,154,224

                                                                                                                       5,629,439

U.S. GOVERNMENT AGENCIES--.8%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                            431,000  (g)             473,712

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--14.1%

Federal Home Loan Mortgage Corp.,

  REMIC Trust, Gtd. Pass-Through Ctfs.

    (Interest Only Obligations):

         Ser. 1999, Cl. PW, 7%, 8/15/2026                                                       108,871  (h)              15,322

         Ser. 2067, Cl. PI, 6.5%, 1/15/2024                                                     170,000  (h)              33,320

         Ser. 2113, Cl. MI, 6.5%, 4/15/2024                                                     552,969  (h)              59,312

         Ser. 2322, Cl. KI, 6.5%, 10/15/2020                                                  1,100,000  (h)             129,388

Federal National Mortgage Association:

   6%                                                                                         1,080,000  (i)           1,082,354

   6.5%                                                                                       2,000,000  (i)           2,000,620


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount (a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I:

   6.5%                                                                                         525,000  (i)             526,638

   7%                                                                                           149,000  (i)             152,212

Government National Mortgage Association II:

   5%, 7/20/2030                                                                                137,428  (j)             138,545

   6.5%, 5/20/2031-9/20/2031                                                                  2,423,029                2,424,532

   7%, 7/20/2031                                                                                216,499                  221,030

   7.5%, 5/20/2031-8/20/2031                                                                  1,168,538                1,204,680

   8%, 2/20/2034                                                                                 88,049                   91,901

                                                                                                                       8,079,854

UTILITIES/GAS AND ELECTRIC--2.3%

Cinergy,

   Deb., 6.25%, 2004                                                                            111,000                  111,764

FirstEnergy,

   Notes, 5.5%, 2006                                                                            200,000                  196,989

Marketspan

   Deb., 8.2%, 2023                                                                             131,000                  130,193

Mirant Americas Generation:

   Sr. Notes, 7.625%, 2006                                                                      150,000                  136,881

   Sr. Notes, 8.3%, 2011                                                                        102,000                   94,489

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                               176,000                  192,720

NRG Energy,

   Sr. Notes, 8.625%, 2031                                                                      203,000                  188,362

Southern Energy,

   Sr. Notes, 7.9%, 2009                                                                        187,000                  154,721

TXU Electric,

   Sr. Notes, Ser. J, 6.375%, 2006                                                              126,000                  127,033

                                                                                                                       1,333,152

UTILITIES/TELEPHONE--1.8%

AT&T:

   Sr. Notes, 7.3%, 2011                                                                        784,000  (d)             804,836

   Sr. Notes, 8%, 2031                                                                          199,000  (d)             208,997

                                                                                                                       1,013,833

UTILITIES/WATER--.1%

Marlin Water Trust II,

   Sr. Secured Notes, 6.31%, 2003                                                               164,000  (c,d)            27,880

TOTAL BONDS AND NOTES

   (cost $52,426,702)                                                                                                 51,955,457

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

OTHER SECURITIES--2.3%                                                                       Amount (a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--1.8%

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   8.963%, 6/30/2030                                                                            319,000  (k,l)           361,501

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar

  Preference Shares,

   7.648%, 9/30/2031                                                                            431,000  (k,l)           436,336

Svenska Handelsbanken,

   Sub. Notes, 7.125%, 3/7/2007                                                                 240,000  (d,k,l)         248,094

                                                                                                                       1,045,931

INSURANCE--.5%

Sun Life of Canada Capital Trust I,

   Gtd. Capital Securities, 8.526%, 5/6/2007                                                    253,000  (d,l)           259,165

TOTAL OTHER SECURITIES

   (cost $1,314,551)                                                                                                   1,305,096
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.8%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES--.2%

Equity Securities Trust I,

   Cum. Conv., $2.34325                                                                           3,201                  142,445

OIL AND GAS--.2%

Exco Resources,

   Cum. Conv., $1.05                                                                              6,043                  105,813

TELECOMMUNICATION--.3%

Motorola,

   Cum. Conv., $3.50 (units)                                                                      3,253  (m)             152,045

UTILITIES--.1%

AES Trust VII,

   Cum. Conv., $3.00                                                                              1,631                   48,756

TOTAL PREFERRED STOCKS

   (cost $483,069)                                                                                                       449,059


                                                                                              Principal

SHORT-TERM INVESTMENTS--15.2%                                                                Amount (a)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--14.9%

Equilon Enterprises,

   1.7%, 1/2/2002                                                                             2,600,000                2,599,877

Goldman Sachs,

   1.75%, 1/2/2002                                                                            1,200,000                1,199,942

Salomon Smith Barney,

   2.07%, 1/2/2002                                                                            2,230,000                2,229,872

UBS Finance,

   1.7%, 1/2/2002                                                                             2,500,000                2,499,882

                                                                                                                       8,529,573

U.S. GOVERNMENT--.3%

U.S. Treasury Bills,

   1.62%, 1/10/2002                                                                             200,000                  199,928

TOTAL SHORT-TERM INVESTMENTS

   (cost $8,729,478)                                                                                                   8,729,501
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $62,953,800)                                                             109.2%               62,439,113

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (9.2%)              (5,279,462)

NET ASSETS                                                                                       100.0%               57,159,651

(A)   PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

    EUR--EUROS

(B)   ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON BECOMES EFFECTIVE.

(C)   NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D)   SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2001,
THESE SECURITIES AMOUNTED TO $6,575,542 OR 11.5% OF NET ASSETS.

(E)   VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)   SECURITY LINKED TO THE J.P. MORGAN DOMESTIC HIGH YIELD INDEX.

(G)   PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES IN THE CONSUMER PRICE INDEX.

(H)   NOTIONAL FACE AMOUNT SHOWN.

(I)   PURCHASED ON A FORWARD COMMITMENT BASIS.

(J)  ADJUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(K)   THE STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(L)   DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(M)   UNITS REPRESENTS A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 AND
A SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  62,953,800  62,439,113

Cash                                                                  5,195,790

Interest receivable                                                     582,123

Receivable for futures variation margin--Note 4                           2,312

Prepaid expenses                                                          2,594

                                                                     68,221,932
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            41,640

Payable for investment securities purchased                          10,986,495

Accrued expenses                                                         34,146

                                                                     11,062,281
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       57,159,651
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      58,459,460

Accumulated undistributed investment income--net                         12,112

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                    (797,110)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     (514,811)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       57,159,651

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         26,743,796    30,415,855

Shares Outstanding                                      2,111,281     2,402,231
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               12.67         12.66

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             2,108,695

Cash dividends                                                          26,511

TOTAL INCOME                                                         2,135,206

EXPENSES:

Investment advisory fee--Note 3(a)                                     196,344

Custodian fees--Note 3(b)                                               39,055

Prospectus and shareholders' reports                                    32,437

Distribution fees--Note 3(b)                                            25,519

Auditing fees                                                           24,048

Registration fees                                                        4,131

Legal fees                                                               1,304

Shareholder servicing costs--Note 3(b)                                     559

Trustees' fees and expenses--Note 3(c)                                     390

Miscellaneous                                                           12,371

TOTAL EXPENSES                                                         336,158

Less--waiver of fees due to undertaking--Note 3(a)                    (74,366)

NET EXPENSES                                                           261,792

INVESTMENT INCOME--NET                                               1,873,414
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (372,083)

Net realized gain (loss) on financial futures                          (30,577)

Net realized gain (loss) on forward currency exchange contracts         (2,065)

NET REALIZED GAIN (LOSS)                                              (404,725)

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                       (603,909)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,008,634)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    864,780

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001              2000(a,b)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,873,414               291,671

Net realized gain (loss) on investments          (404,725)              238,983

Net unrealized appreciation
   (depreciation) on investments                 (603,909)               87,976

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                      864,780               618,630
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                 (1,279,630)            (293,574)

Service shares                                   (645,875)                 --

Net realized gain on investments:

Initial shares                                   (280,228)             (94,585)

Service shares                                   (245,864)                 --

TOTAL DIVIDENDS                                (2,451,597)            (388,159)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 30,429,561           16,414,812

Service shares                                 31,321,932                 500

Dividends reinvested:

Initial shares                                  1,559,858             388,159

Service shares                                    891,739                 --

Cost of shares redeemed:

Initial shares                                (16,497,691)         (4,985,468)

Service shares                                 (1,007,405)                --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            46,697,994          11,818,003

TOTAL INCREASE (DECREASE) IN NET ASSETS        45,111,177          12,048,474
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            12,048,474                --

END OF PERIOD                                  57,159,651           12,048,474

Undistributed (Distributions in excess of)
   investment income--net                         12,112               (1,903)


                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001              2000(a,b)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     2,328,741            1,291,834

Shares issued for dividends reinvested            120,525               30,526

Shares redeemed                                (1,269,346)            (390,999)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,179,920              931,361
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     2,410,677                   39

Shares issued for dividends reinvested             69,290                   --

Shares redeemed                                  (77,775)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,402,192                   39

(A)  FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000.

(B) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                        Year Ended December 31,
                                                          ----------------------

INITIAL SHARES                                          2001(a)         2000(b)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        12.94        12.50

Investment Operations:

Investment income--net                                     .75(c)         .50

Net realized and unrealized gain (loss)
   on investments                                           (.18)         .56

Total from Investment Operations                             .57         1.06

Distributions:

Dividends from investment income--net                       (.72)       (.50)

Dividends from net realized gain on investments             (.12)       (.12)

Total Distributions                                         (.84)       (.62)

Net asset value, end of period                              12.67      12.94
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                             4.55       8.61(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                       .80        .80(e)

Ratio of net investment income
   to average net assets                                     5.71       6.24(e)

Decrease reflected in above expense ratios due
   to undertakings by The Dreyfus Corporation                 .17       1.10(e)

Portfolio Turnover Rate                                    654.39     953.66(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      26,744      12,048

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.04% TO 5.71%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                         Year Ended December 31,
                                                          ----------------------

SERVICE SHARES                                            2001(a)       2000(b)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        12.93      12.93

Investment Operations:

Investment income--net                                     .70(c)        --

Net realized and unrealized gain (loss)
   on investments                                         (.13)          --

Total from Investment Operations                           .57           --

Distributions:

Dividends from investment income--net                     (.72)          --

Dividends from net realized gain on investments           (.12)          --

Total Distributions                                       (.84)          --

Net asset value, end of period                            12.66        12.93
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           4.46          --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .80          --

Ratio of net investment income
   to average net assets                                   5.77          --

Decrease reflected in above expense ratios due
   to undertaking by The Dreyfus Corporation                .35

Portfolio Turnover Rate                                  654.39       953.66(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    30,416           1

(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.04 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.10% TO 5.77%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Core Bond Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return through capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available
and    are    representative    of    the    bid

side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $19,555 and unrealized depreciation $602,887. In addition, the portfolio had $773,014 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following year.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $2,451,597 and $388,159.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $67,228, decreased accumulated net realized gain (loss) on investments by $10,691 and decreased paid-in capital by $56,537. Net assets were not affected by this reclassification.


NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .60 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees of $74,366, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $25,519 pursuant to the Plan.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $274 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $39,055 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures during the period ended December 31, 2001, amounted to $238,741,544 and $195,882,359, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss.
These    investments    require    initial

margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2001, there were no financial futures contracts outstanding.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2001, there were no open forward currency exchange contracts outstanding.

At December 31, 2001, accumulated net unrealized depreciation on investments was $514,687, consisting of $506,114 gross unrealized appreciation and $1,020,801 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 5--Change in Accounting Principle:

As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis. Prior to January 1, 2001, the portfolio did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the portfolio, but resulted in a $1,121 decrease in accumulated undistributed investment income-net and a corresponding $1,121 increase in net unrealized appreciation (depreciation) , based on securities held by the portfolio on December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $111,520, increase net unrealized appreciation (depreciation) by $55,416 and increase net realized gains (losses) by $56,104.
The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Core Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Bond Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Bond Portfolio at December 31, 2001, and the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 8, 2002

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates .96% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.


BOARD MEMBERS INFORMATION (Unaudited)

                                                                                                                  No. of Portfolios
Name (age)                    Principal Occupation               Other Directorships                               for which Board
Position, (held since)        During Past 5 Years                And Affiliations                                   Member Serves

Joseph S. DiMartino (58)      o Chairman of the Board of various o The Muscular Dystrophy Association                    190
Chairman of the Board (1998)    funds in the Dreyfus Family of   o Plan Vista Corporation (formerly HealthPlan
                                Funds                              Services Corporation), a provider of marketing,
                                                                   administrative and risk management services to
                                                                   health and other benefit programs
                                                                 o Carlyle Industries, Inc., button packager and
                                                                   distributor
                                                                 o Century Business Services, Inc., a provider
                                                                   of various outsourcing functions for small
                                                                   and medium size companies
                                                                 o The Newark Group, a privately held company
                                                                   providing a national network of paper recovery
                                                                   facilities, paperboard mills and paperboard
                                                                   converting plants
                                                                 o QuikCAT.com, Inc., a private company engaged in
                                                                   the development of high speed movement, routing,
                                                                   storage and encryption of data across all modes
                                                                   of data transport

Clifford L. Alexander (68)    o President of Alexander &         o American Home Products Corporation                     49
Board Member (1998)             Associates, Inc., a management   o IMS Health, a service provider of
                                consulting firm                    marketing information and information
                              o Chairman of the Board of Moody's   technology
                                Corporation                      o WorldCOM
                                (October 2000-Present)           o Mutual of America Life Insurance Company
                              o Chairman of the Board and Chief
                                Executive Officer of The Dun and
                                Bradstreet Corporation
                                (October 1999-September 2000)

Lucy Wilson Benson (74)       o President of Benson and          o COMSAT Corporation, a telecommunications               35
Board Member (1998)             Associates, consultants to         company
                                business and government          o Alfred P. Sloan Foundation
                              o Vice Chairman of the Citizens    o Lafayette College
                                Network for Foreign Affairs      o A member of the council of foreign relations
                              o Vice Chairman of the Atlantic
                                Council of the U.S.


Once elected, all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Operating Officer and Chief Investment Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 60 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.


NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios,
                        Core Bond Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  165AR1201



Dreyfus
Investment Portfolios,
Core Value Portfolio

ANNUAL REPORT December 31, 2001

YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY


The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                            25   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                           Core Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Valerie J. Sill.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the large-cap sector of the U.S. stock market posted its second consecutive year of negative returns, led lower by persistent declines among technology and
telecommunications    stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Investment Portfolios, Core Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio produced total returns of -2.08 % for both its Initial shares and its Service shares.(1) In comparison, the portfolio's benchmark, the S&P 500/BARRA Value Index, produced a total return of -11.71% for the same period.(2)

We attribute the market and portfolio's negative returns to a weakening economy, lower corporate profits and negative investor sentiment. However, the portfolio outperformed its benchmark, primarily because we decided -- at a critical time during the year -- to shift away from companies, such as manufacturers of food and personal care products, whose earnings are relatively insensitive to changes in the economy. Particularly helpful was our shift in strategy after the September 11 terrorist attacks, when we purchased economically sensitive stocks that have the potential to do well in an improving business climate.

What is the portfolio's investment approach?

The portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures, such as price-to-earnings ratios. In choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies, rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock's price.

What other factors influenced the portfolio's performance?

Although the portfolio outperformed its benchmark, absolute returns were negative, reflecting the stock market' s continued struggle against the dual headwinds of recession and weak corporate profits. After many years in which stock market gains were in the double-digit The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

range,  investors  were  faced  with the second year in a row of losses for most
major    stock    market    indices.

In such an environment, value investing generally outperformed the growth style, although growth reasserted itself in the fourth quarter of 2001 as investors began to see beyond the recession. Because value-oriented companies offer modest earnings and relatively low stock prices, they don't typically decline as much as growth companies during downturns, when investors have much higher expectations.

Value   stocks   can   be  found  in  any  industry;  indeed,  the  portfolio' s
top-performing groups during 2001 were consumer services, health care and technology. In consumer services, retailers such as Office Depot and Circuit City Group were strong contributors to the portfolio's performance, not because of any help from the economy, but because of management's focus on improving returns on invested capital. In health care, Guidant, a manufacturer of cardiovascular supplies, and Johnson & Johnson, a maker of medical products and pharmaceuticals, led the way as health care remained one of the few profitable industries for the reporting period. In technology, International Business Machines continued to post strong earnings, while Apple Computer had success with its iMac brand, showing that value can also be found in traditional growth-oriented industries.

The two weakest industry groups for the portfolio during the reporting period were financial services and utilities. Financial services companies doing business on Wall Street suffered losses as business activity slowed, while utilities declined when energy prices fell sharply.

In early 2001, many analysts expected that an economic recovery would be underway by year-end. However, that view of the economy changed with the September 11 terrorist attacks and we believed that the recession would be deeper than previously anticipated and extend into 2002. However, we also believed that the delayed recovery would be stronger in response to the Federal Reserve Board' s aggressive attempts to reinvigorate the economy through lower
interest    rates.


Accordingly, we added to the portfolio stocks that we believed would benefit from an eventual economic recovery. These included technology shares such as BMC Software, Honeywell International and Intel; specialty retailer Abercrombie & Fitch; broker Goldman Sachs Group; and insurers American International Group and Chubb. In capital goods, we added Tyco International and Xerox. To finance these purchases, we sold some of the portfolio's holdings of consumer staple companies such as Kimberly Clark and Kraft Foods. These portfolio changes were generally successful as growth stocks began to rally as the end of 2001 approached.

What is the portfolio's current strategy?

As of December 31, 2001, the portfolio includes a number of companies that, in our view, have the potential to benefit from an improving economy. We believe that the Federal Reserve Board's moves to reduce short-term interest rates from 6.5% to 1.75% in the course of a year should stimulate growth. In addition, the portfolio includes certain out-of-favor stock groups, such as pharmaceuticals, that we regard as very attractive at current prices.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING
(IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio Initial shares and Service shares and the Standard & Poor's 500/BARRA Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                              Inception                              From

                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                 5/1/98             (2.08)%            6.05%

SERVICE SHARES                                                                 5/1/98             (2.08)%            6.05%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS). THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, CORE VALUE PORTFOLIO ON 5/1/98 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500/BARRA VALUE INDEX (THE "INDEX") ON THAT DATE.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER AND THE PERFORMANCE OF THE SERVICE SHARES WOULD HAVE BEEN LOWER THAN THAT OF THE INITIAL SHARES BECAUSE OF THE HIGHER CLASS-SPECIFIC OPERATING EXPENSES OF THE SERVICE SHARES. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE S&P 500 THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--94.6%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPLIANCES & HOUSEHOLD DURABLES--3.8%

Koninklijke (Royal) Philips Electronics (New York Shares)                                        60,800                1,770,266

SONY, ADR                                                                                        10,300                  464,530

                                                                                                                       2,234,796

BANKING--12.8%

American Express                                                                                 35,900                1,281,271

Citigroup                                                                                        47,400                2,392,752

Fannie Mae                                                                                       26,000                2,067,000

FleetBoston Financial                                                                            25,106                  916,369

Wachovia                                                                                            700                   21,952

Washington Mutual                                                                                17,650                  577,155

Wells Fargo                                                                                       7,500                  325,875

                                                                                                                       7,582,374

BASIC INDUSTRIES--2.0%

Air Products & Chemicals                                                                          7,900                  370,589

International Paper                                                                              19,400                  782,790

                                                                                                                       1,153,379

BROKERAGE--5.2%

Goldman Sachs Group                                                                              11,400                1,057,350

J.P. Morgan Chase & Co.                                                                          14,550                  528,892

Morgan Stanley Dean Witter & Co.                                                                 15,400                  861,476

Stilwell Financial                                                                               22,100                  601,562

                                                                                                                       3,049,280

CAPITAL GOODS--13.0%

Boeing                                                                                           10,500                  407,190

Corning                                                                                          78,100                  696,652

Eaton                                                                                             3,700                  275,317

Emerson Electric                                                                                 11,000                  628,100

Honeywell International                                                                          18,200                  615,524

Pitney Bowes                                                                                     22,500                  846,225

Rockwell Collins                                                                                 13,900                  271,050

Tyco International                                                                               27,800                1,637,420

United Technologies                                                                              17,100                1,105,173

Xerox                                                                                           116,800                1,217,056

                                                                                                                       7,699,707

CONSUMER NON-DURABLES--2.7%

Clorox                                                                                           15,000                  593,250


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER NON-DURABLES (CONTINUED)

Procter & Gamble                                                                                  8,900                  704,257

Winn-Dixie Stores                                                                                18,900                  269,325

                                                                                                                       1,566,832

CONSUMER SERVICES--11.7%

Abercrombie & Fitch, Cl. A                                                                       21,700  (a)             575,701

Cendant                                                                                          22,000  (a)             431,420

Federated Department Stores                                                                      23,600  (a)             965,240

Knight-Ridder                                                                                     9,600                  623,328

Liberty Media, Cl. A                                                                            145,900  (a)           2,042,600

McDonald's                                                                                       26,400                  698,808

Office Depot                                                                                     35,000  (a)             648,900

RadioShack                                                                                        8,800                  264,880

Walt Disney                                                                                      31,500                  652,680

                                                                                                                       6,903,557

ENERGY--9.0%

BP Amoco, ADR                                                                                    20,500                  953,455

Conoco, Cl. B                                                                                    38,684                1,094,757

Exxon Mobil                                                                                      55,504                2,181,308

Fording                                                                                           4,415                   78,896

PanCanadian Energy                                                                               22,294                  579,644

Sunoco                                                                                           12,300                  459,282

                                                                                                                       5,347,342

HEALTH CARE--7.5%

American Home Products                                                                            8,300                  509,288

Guidant                                                                                          14,200  (a)             707,160

Merck & Co.                                                                                      15,800                  929,040

Pharmacia                                                                                        14,600                  622,690

Schering-Plough                                                                                  24,400                  873,764

Wellpoint Health Networks                                                                         6,800  (a)             794,580

                                                                                                                       4,436,522

INSURANCE--9.4%

Allstate                                                                                         19,700                  663,890

American International Group                                                                     21,096                1,675,022

CIGNA                                                                                             2,600                  240,890

Chubb                                                                                             9,400                  648,600

John Hancock Financial Services                                                                  13,700                  565,810

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE (CONTINUED)

Lincoln National                                                                                 14,500                  704,265

MetLife                                                                                          33,900                1,073,952

                                                                                                                       5,572,429

TECHNOLOGY--8.0%

BMC Software                                                                                     37,800  (a)             618,786

Computer Associates International                                                                23,200                  800,168

International Business Machines                                                                   7,400                  895,104

KPMG Consulting                                                                                  11,800  (a)             195,526

Lucent Technologies                                                                              37,000                  232,730

Motorola                                                                                         82,700                1,242,154

Scientific-Atlanta                                                                               11,800                  282,492

Solectron                                                                                        39,500  (a)             445,560

                                                                                                                       4,712,520

TELECOMMUNICATIONS--1.0%

Sprint (FON Group)                                                                               28,300                  568,264

TRANSPORTATION--.7%

CP Railway                                                                                       16,300                  317,850

CP Ships                                                                                          6,650                   72,219

                                                                                                                         390,069

UTILITIES--7.8%

AT&T                                                                                             34,200                  620,388

CMS Energy                                                                                        1,000                   24,030

Edison International                                                                             33,700                  508,870

Entergy                                                                                          15,900                  621,849

Nextel Communications, Cl. A                                                                     56,500  (a)             619,240

PG&E                                                                                             74,000                1,423,760

Verizon Communications                                                                           13,550                  643,083

WorldCom-WorldCom Group                                                                          12,400  (a)             174,592

                                                                                                                       4,635,812

TOTAL COMMON STOCKS

   (cost $52,841,388)                                                                                                 55,852,883


PREFERRED STOCKS--1.6%                                                                           Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES;

News Corp, ADR

   (cost $951,049)                                                                               35,750                  945,945
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--4.7%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE;

Federal Home Loan Banks,
   1.47%, 1/2/2002
   (cost $2,794,886)                                                                          2,795,000                2,794,886
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $56,587,323)                                                             100.9%               59,593,714

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.9%)                (529,775)

NET ASSETS                                                                                       100.0%               59,063,939

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  56,587,323  59,593,714

Cash                                                                      5,189

Receivable for investment securities sold                               677,428

Dividends receivable                                                     30,448

Prepaid expenses                                                          7,579

                                                                     60,314,358
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            35,963

Payable for investment securities purchased                           1,101,913

Payable for shares of Beneficial Interest redeemed                       72,542

Accrued expenses and other liabilities                                   40,001

                                                                      1,250,419
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       59,063,939
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      56,888,475

Accumulated undistributed investment income--net                        311,870

Accumulated net realized gain (loss) on investments                 (1,142,797)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      3,006,391
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       59,063,939

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       37,595,224      21,468,715

Shares Outstanding                                    2,586,022       1,476,351
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             14.54           14.54

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $6,283 foreign taxes witheld at source)         618,415

Interest                                                                67,323

TOTAL INCOME                                                           685,738

EXPENSES:

Investment advisory fee--Note 3(a)                                     292,739

Prospectus and shareholders' reports                                    27,272

Auditing fees                                                           25,484

Distribution fees--Note 3(b)                                            18,760

Custodian fees--Note 3(b)                                               15,113

Registration fees                                                        8,549

Legal fees                                                               7,816

Shareholder servicing costs--Note 3(b)                                   1,101

Trustees' fees and expenses--Note 3(c)                                     782

Miscellaneous                                                            6,164

TOTAL EXPENSES                                                         403,780

Less--waiver of fees due to undertaking--Note 3(a)                    (26,556)

NET EXPENSES                                                           377,224

INVESTMENT INCOME--NET                                                 308,514
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (946,878)

Net unrealized appreciation (depreciation) on investments              513,040

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (433,838)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (125,324)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001             2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            308,514              224,850

Net realized gain (loss) on investments         (946,878)              801,415

Net unrealized appreciation (depreciation)
   on investments                                513,040             1,343,901

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (125,324)            2,370,166
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (11,915)            (220,384)

Service shares                                      (873)                 --

Net realized gain on investments:

Initial shares                                  (432,914)            (510,084)

Service shares                                   (31,706)                 --

TOTAL DIVIDENDS                                 (477,408)            (730,468)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 18,191,167          14,417,156

Service shares                                 21,350,074                500

Dividends reinvested:

Initial shares                                    444,829            730,468

Service shares                                     32,579                --

Cost of shares redeemed:

Initial shares                                (3,875,822)          (8,233,492)

Service shares                                  (373,262)                --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           35,769,565            6,914,632

TOTAL INCREASE (DECREASE) IN NET ASSETS       35,166,833            8,554,330
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            23,897,106           15,342,776

END OF PERIOD                                  59,063,939           23,897,106

Undistributed investment income-net               311,870                4,654


                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001             2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,248,972           1,000,641

Shares issued for dividends reinvested             32,257              50,772

Shares redeemed                                 (278,274)            (566,926)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,002,955              484,487
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                     1,499,786                  33

Shares issued for dividends reinvested              2,363                   --

Shares redeemed                                  (25,831)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,476,318                   33

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                       Year Ended December 31,
                                                                     ----------------------------------------------------------

INITIAL SHARES                                                       2001             2000            1999          1998 a
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                15.10            13.97           11.72            12.50

Investment Operations:

Investment income--net                                                .12(b)           .17(b)          .07(b)           .07

Net realized and unrealized gain (loss)
   on investments                                                    (.45)            1.50            2.24             (.77)

Total from Investment Operations                                     (.33)            1.67            2.31             (.70)

Distributions:

Dividends from investment income--net                                (.01)            (.16)           (.06)            (.08)

Dividends from net realized gain
   on investments                                                    (.22)            (.38)             --               --

Total Distributions                                                  (.23)            (.54)           (.06)            (.08)

Net asset value, end of period                                      14.54            15.10           13.97            11.72
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   (2.08)            12.06           19.73            (5.59) c
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              .96               .97            1.00              .67 c

Ratio of net investment income
   to average net assets                                             .83              1.19             .56              .62 c

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                           .02               .07             .50              .74 c

Portfolio Turnover Rate                                            65.13            110.74           97.14            47.37 c
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                                    37,595            23,897          15,343            5,959

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                         Year Ended December 31,
                                                         ----------------------

SERVICE SHARES                                               2001       2000 a
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        15.09      15.09

Investment Operations:

Investment income--net                                        .08(b)      --

Net realized and unrealized gain (loss)
   on investments                                            (.40)        --

Total from Investment Operations                             (.32)        --

Distributions:

Dividends from investment income--net                        (.01)        --

Dividends from net realized gain on investments              (.22)        --

Total Distributions                                          (.23)        --

Net asset value, end of period                              14.54       15.09
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                            (2.08)        --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.00          --

Ratio of net investment income
   to average net assets                                      .61          --

Decrease reflected in above expense ratios due to
   undertaking by The Dreyfus Corporation                     .27

Portfolio Turnover Rate                                     65.13      110.74
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      21,469           1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Core Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national
securities    market,    or    securities    for    which

there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $3,446 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $311,870, accumulated capital losses $512,304 and unrealized appreciation of $2,753,669. In addition, the portfolio had $377,771 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $512,304 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $387,894 and $654,235 and long-term capital gains $89,514 and $76,233.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $11,490, increased accumulated net realized gain (loss) on investments by $1,543 and decreased paid-in capital by $13,033. Net assets were not affected by this reclassification.


NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees of $26,556, pursuant to the undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $18,760 pursuant to the Plan.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $129 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $15,113 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $58,746,032 and $24,404,812, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was
$3,006,391,   consisting   of   $4,323,787  gross  unrealized  appreciation  and
$1,317,396 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 8, 2002

                                                        The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)


For Federal tax purposes, the portfolio hereby designates $.0417 per share as a long-term capital gain distribution of the $.2240 per share paid on March 28, 2001.

The portfolio also designates 32.14% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.


BOARD MEMBERS INFORMATION (Unaudited)

                                                                                                                  No. of Portfolios
Name (age)                    Principal Occupation               Other Directorships                               for which Board
Position, (held since)        During Past 5 Years                And Affiliations                                   Member Serves

Joseph S. DiMartino (58)      o Chairman of the Board of various o The Muscular Dystrophy Association                    190
Chairman of the Board (1998)    funds in the Dreyfus Family of   o Plan Vista Corporation (formerly HealthPlan
                                Funds                              Services Corporation), a provider of marketing,
                                                                   administrative and risk management services to
                                                                   health and other benefit programs
                                                                 o Carlyle Industries, Inc., button packager and
                                                                   distributor
                                                                 o Century Business Services, Inc., a provider
                                                                   of various outsourcing functions for small
                                                                   and medium size companies
                                                                 o The Newark Group, a privately held company
                                                                   providing a national network of paper recovery
                                                                   facilities, paperboard mills and paperboard
                                                                   converting plants
                                                                 o QuikCAT.com, Inc., a private company engaged in
                                                                   the development of high speed movement, routing,
                                                                   storage and encryption of data across all modes
                                                                   of data transport

Clifford L. Alexander (68)    o President of Alexander &         o American Home Products Corporation                     49
Board Member (1998)             Associates, Inc., a management   o IMS Health, a service provider of
                                consulting firm                    marketing information and information
                              o Chairman of the Board of Moody's   technology
                                Corporation                      o WorldCOM
                                (October 2000-Present)           o Mutual of America Life Insurance Company
                              o Chairman of the Board and Chief
                                Executive Officer of The Dun and
                                Bradstreet Corporation
                                (October 1999-September 2000)

Lucy Wilson Benson (74)       o President of Benson and          o COMSAT Corporation, a telecommunications               35
Board Member (1998)             Associates, consultants to         company
                                business and government          o Alfred P. Sloan Foundation
                              o Vice Chairman of the Citizens    o Lafayette College
                                Network for Foreign Affairs      o A member of the council of foreign relations
                              o Vice Chairman of the Atlantic
                                Council of the U.S.


ONCE ELECTED, ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.



OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Operating Officer and Chief Investment Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since June 1977

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 60 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.


NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios,
                        Core Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  172AR1201



Dreyfus
Investment Portfolios,
Emerging Leaders
Portfolio

ANNUAL REPORT December 31, 2001

YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                     Emerging Leaders Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Emerging Leaders Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Hilary Woods and Paul Kandel.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the small-cap sector of the U.S. stock market posted negative returns, led lower by
persistent   declines   among   technology   and   telecommunications   stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF PERFORMANCE

Hilary Woods and Paul Kandel, Portfolio Managers

How did Dreyfus Investment Portfolios, Emerging Leaders Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio produced total returns of 8.74% for its Initial shares and 8.62% for its Service shares.(1) This compares with a total return of 2.49% for the portfolio's benchmark, the Russell 2000 Index (the "Index"), for the same period.(2)

We attribute the portfolio' s good performance to a market environment that generally favored the kinds of emerging, small capitalization companies in which we invest. The portfolio outperformed its benchmark by successfully employing a disciplined, blended growth-and-value investment approach, which identified attractive investment opportunities, particularly within the health care,
producer    durables    and    utilities    industry    groups.

What is the portfolio's investment approach?

The portfolio seeks capital growth by investing in a diversified group of small-cap companies with total market values of $2.0 billion or less at the time of purchase. We focus primarily on companies we believe are emerging leaders in their respective industries. The companies in which we invest offer products, processes or services that we believe enhance their prospects for future earnings or revenue growth. Using fundamental research, we look for stocks with dominant positions in major product lines, sustained records of achievement and strong balance sheets. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those companies with earnings that are expected to grow faster than the overall market) , value-oriented stocks (those that appear underpriced according to a number of financial measurements) and stocks that exhibit both growth and value
characteristics.    We    typically   sell   a   stock   when    The   Portfoli


DISCUSSION OF PERFORMANCE (CONTINUED)

the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the portfolio's performance?

The U.S. economy entered 2001 in the midst of a slowdown and slid into recession by the end of the reporting period. Deteriorating economic conditions took a toll on many industries and investment styles. However, while broad market indices, such as the S&P 500 Index and Dow Jones Industrial Average, suffered declines, the Russell 2000 Index rose modestly. That's because many of the small-cap stocks that make up the Russell 2000 Index offered investors greater prospects for growth at lower valuations than did the majority of larger company stocks. Small-cap stocks also benefited from declining interest rates, which made business capital more affordable.

The   portfolio   benefited  from  market  trends  favoring  small-cap  stocks, particularly in the health care, producer durables and utility groups. In health care, where the portfolio scored its greatest gains, performance was driven by exceptionally good stock selections among health care information processors such as NDCHealth; medical products distributors such as PSS World Medical; and drug companies such as Axcan Pharma. In producer durables, the portfolio capitalized on a timely purchase of stock in Loral Space & Communications and held a variety of other winners as well, including DRS Technologies, a defense electronics supplier, and Circor International, a developer of energy-related flow control products. Finally, in utilities, where the Russell 2000 Index lost ground but the portfolio gained, positive returns were largely due to impressive advances in the price of Arch Coal stock and in Vectren, a natural gas distribution company, during the second half of the reporting period.

Out of the nine industry groups that comprise the Russell 2000 Index, the portfolio underperformed in only three: consumer, energy and technology. Among consumer and energy stocks, returns were hurt by disappointing timing in the purchase  of  several  individual  issues.  The  portfolio's technology holdings suffered  as  a  result  of  its  relatively  high  level  of  exposure  to  the
telecommunications    area,    which

proved to be one of technology's weakest components. However, even among these underperforming sectors, the portfolio's disappointments were partly balanced by successes, and performance lagged only mildly behind that of the benchmark

What is the portfolio's current strategy?

As of the end of reporting period, in light of improving U.S. economic prospects, the portfolio holds relatively large positions in several cyclical and growth-oriented areas, including energy, technology, producer durables and materials and processing. The portfolio holds a smaller percentage of consumer and financial stocks than the Russell 2000 Index. We continue to employ our disciplined investment approach in the search for tomorrow's emerging leaders.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING
(IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment
Portfolios, Emerging Leaders Portfolio Initial shares and Service shares and the
Russell 2000 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                              Inception                              From

                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                12/15/99             8.74%            23.44%

SERVICE SHARES                                                                12/15/99             8.62%            23.37%


THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS). THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, EMERGING LEADERS PORTFOLIO ON 12/15/99 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

COMMON STOCKS--99.0%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--.9%

Henry Schein                                                                                      4,500  (a)             166,635

CONSUMER DURABLE--1.6%

D. R. Horton                                                                                      9,000                  292,140

CONSUMER NON-DURABLES--4.6%

Alberto Culver, Cl. A                                                                             5,400                  211,086

Cott                                                                                             13,500  (a)             214,650

Dean Foods                                                                                        2,700  (a)             184,140

Smithfield Foods                                                                                 10,000  (a)             220,400

                                                                                                                         830,276

CONSUMER SERVICES--5.1%

Education Management                                                                              7,500  (a)             271,875

Emmis Communications, Cl. A                                                                       9,400  (a)             222,216

Entercom Communications                                                                           4,500  (a)             225,000

THQ                                                                                               4,000  (a)             193,880

                                                                                                                         912,971

ELECTRONIC TECHNOLOGY--10.2%

Cognex                                                                                            9,000  (a)             230,490

Elantec Semiconductor                                                                             6,500  (a)             249,600

Genesis Microchip                                                                                 4,700  (a)             310,764

GlobespanVirata                                                                                  19,890  (a)             257,576

Harris                                                                                            7,500                  228,825

Loral Space & Communications                                                                    115,000  (a)             343,850

Plexus                                                                                            8,000  (a)             212,480

                                                                                                                       1,833,585

ENERGY MINERALS--2.2%

Evergreen Resources                                                                               5,000  (a)             193,050

Pogo Producing                                                                                    7,900                  207,533

                                                                                                                         400,583

FINANCE--15.9%

AmeriCredit                                                                                      11,500  (a)             362,825

Annuity and Life Re Holdings                                                                      9,000                  225,990

Bank United, CPR                                                                                  1,400  (a)                 140

Brown & Brown                                                                                     8,600                  234,780

Commerce Bancorp                                                                                  3,600  (a)             141,624

Cullen/Frost Bankers                                                                              7,700                  237,776

First Midwest Bancorp                                                                             5,875                  171,491

Horace Mann Educators                                                                            13,500                  286,470


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Max Re Capital                                                                                   16,500                  258,390

Southwest Bancorporation of Texas                                                                 8,000  (a)             242,160

Texas Regional Bancshares, Cl. A                                                                  6,300                  238,455

Westamerica Bancorporation                                                                        5,500                  217,635

Whitney Holding                                                                                   5,600                  245,560

                                                                                                                       2,863,296

HEALTH SERVICES--4.9%

Beverly Enterprises                                                                              27,000  (a)             232,200

Humana                                                                                           14,500  (a)             170,955

PSS World Medical                                                                                27,500  (a)             224,400

Renal Care Group                                                                                  8,500  (a)             272,850

                                                                                                                         900,405

HEALTH TECHNOLOGY--5.4%

Axcan Pharma                                                                                     20,000  (a)             284,000

CIMA Labs                                                                                         4,800  (a)             173,520

SICOR                                                                                             7,500  (a)             117,600

United Surgical Partners International                                                            7,000  (a)             148,050

ViroPharma                                                                                       10,600  (a)             243,270

                                                                                                                         966,440

INDUSTRIAL SERVICES--1.1%

Superior Energy Services                                                                         22,500  (a)             194,625

NON-ENERGY MINERALS--3.9%

Agnico-Eagle Mines                                                                               22,500  (a)             222,075

Century Aluminum                                                                                 18,500                  247,160

Minerals Technologies                                                                             5,000                  233,200

                                                                                                                         702,435

PROCESS INDUSTRIES--5.2%

Casella Waste Systems, Cl.A                                                                      17,500  (a)             259,175

Ferro                                                                                             8,900                  229,620

Ivex Packaging                                                                                   12,500  (a)             237,500

Pope & Talbot                                                                                    15,000                  213,750

                                                                                                                         940,045

PRODUCER MANUFACTURING--10.2%

AGCO                                                                                             16,500                  260,370

Circor International                                                                             15,000                  276,750

MagneTek                                                                                         23,500  (a)             211,735

National-Oilwell                                                                                 13,000  (a)             267,930

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Power-One                                                                                        25,000  (a)             260,250

Silgan Holdings                                                                                  11,000  (a)             287,760

United Defense Industries                                                                        13,000  (a)             273,650

                                                                                                                       1,838,445

RETAIL TRADE--3.8%

bebe stores                                                                                      11,500  (a)             214,590

99 (CENTS) Only Stores                                                                            6,500  (a)             247,650

Talbots                                                                                           6,200                  224,750

                                                                                                                         686,990

TECHNOLOGY SERVICES--16.1%

F5 Networks                                                                                      12,000  (a)             258,480

Global Payments                                                                                   8,000                  275,200

Informatica                                                                                      25,000  (a)             362,750

Integrated Circuit Systems                                                                       12,500  (a)             282,375

J. D. Edwards                                                                                    17,500  (a)             287,875

Legato Systems                                                                                   17,500  (a)             226,975

LifePoint Hospitals                                                                               3,700  (a)             125,948

NDCHealth                                                                                         7,700                  266,035

NetIQ                                                                                             7,500  (a)             264,450

Network Associates                                                                               12,500  (a)             323,125

Pegasus Solutions                                                                                16,000  (a)             227,200

                                                                                                                       2,900,413

TRANSPORTATION--3.8%

Airborne                                                                                         18,500                  274,355

Forward Air                                                                                       7,700  (a)             261,184

Nordic American Tanker Shipping                                                                  10,800                  149,580

                                                                                                                         685,119

UTILITIES--4.1%

Black Hills                                                                                       5,200                  175,968

Cleco                                                                                             6,500                  142,805

Vectren                                                                                           9,000                  215,820

Western Gas Resources                                                                             6,500                  210,080

                                                                                                                         744,673

TOTAL COMMON STOCKS

   (cost $14,781,439)                                                                                                 17,859,076


                                                                                              Principal

SHORT-TERM INVESTMENTS--2.2%                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.64%,1/10/2002                                                                              131,000                  130,953

   1.70%,1/24/2002                                                                              260,000                  259,740

TOTAL SHORT-TERM INVESTMENTS

   (cost $390,663)                                                                                                       390,693
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $15,172,102)                                                             101.2%               18,249,769

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.2%)                 (211,669)

NET ASSETS                                                                                       100.0%               18,038,100

(A)   NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  15,172,102  18,249,769

Receivable for investment securities sold                               172,547

Dividends receivable                                                      8,285

Prepaid expenses                                                            499

                                                                     18,431,100
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            13,516

Cash overdraft due to Custodian                                          17,845

Payable for investment securities purchased                             319,617

Payable for shares of Beneficial Interest redeemed                       11,063

Accrued expenses                                                         30,959

                                                                        393,000
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       18,038,100
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      16,048,085

Accumulated net realized gain (loss) on investments                  (1,087,652)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      3,077,667
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       18,038,100

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         13,308,302      4,729,798

Shares Outstanding                                        718,286        255,518
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               18.53         18.51

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                          75,757

Interest                                                                26,728

TOTAL INCOME                                                           102,485

EXPENSES:

Investment advisory fee--Note 3(a)                                      90,552

Prospectus and shareholders' reports                                    29,750

Auditing fees                                                           26,496

Custodian fees--Note 3(b)                                                8,741

Distribution fees--Note 3(b)                                             3,359

Registration fees                                                        2,645

Legal fees                                                               2,045

Shareholder servicing costs--Note 3(b)                                     322

Trustees' fees and expenses--Note 3(c)                                     253

Interest expense--Note 2                                                   175

Miscellaneous                                                              888

TOTAL EXPENSES                                                         165,226

Less--waiver of fees due to undertaking--Note 3(a)                     (17,876)

NET EXPENSES                                                           147,350

INVESTMENT (LOSS)                                                      (44,865)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                   (825,628)

  Short sale transactions                                              (19,220)

NET REALIZED GAIN (LOSS)                                              (844,848)

Net unrealized appreciation (depreciation) on investments            1,960,602

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,115,754

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,070,889

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                              ----------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                 (44,865)            (19,854)

Net realized gain (loss) on investments          (844,848)            (24,957)

Net unrealized appreciation (depreciation)
   on investments                               1,960,602             964,346

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,070,889             919,535
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                         --                (960)

Net realized gain on investments:

Initial shares                                     (3,153)           (190,979)

Service shares                                        (82)                 --

TOTAL DIVIDENDS                                    (3,235)           (191,939)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 11,258,210           4,189,282

Service shares                                  4,665,119                 500

Dividends reinvested:

Initial shares                                      3,153             191,939

Service shares                                         82                  --

Cost of shares redeemed:

Initial shares                                (4,608,821)          (1,356,378)

Service shares                                  (250,066)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           11,067,677            3,025,343

TOTAL INCREASE (DECREASE) IN NET ASSETS       12,135,331            3,752,939
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             5,902,769           2,149,830

END OF PERIOD                                  18,038,100           5,902,769


                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001              2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       648,465           258,367

Shares issued for dividends reinvested                196            12,391

Shares redeemed                                  (276,585)          (84,548)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     372,076           186,210
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       271,017                29

Shares issued for dividends reinvested                  5                --

Shares redeemed                                   (15,533)               --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     255,489                29

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                              Year Ended December 31,
                                                                                 ------------------------------------------------

INITIAL SHARES                                                                         2001            2000           1999(a)
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  17.05           13.44          12.50

Investment Operations:

Investment income (loss)--net                                                          (.08)(b)        (.09)(b)        .01

Net realized and unrealized gain (loss)
   on investments                                                                      1.57            4.30            .93

Total from Investment Operations                                                       1.49            4.21            .94

Distributions:

Dividends from investment income--net                                                    --            (.01)            --

Dividends from net realized gain on investments                                        (.01)           (.59)            --

Total Distributions                                                                    (.01)           (.60)            --

Net asset value, end of period                                                        18.53           17.05          13.44
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                       8.74           31.70           7.52(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.46            1.50            .07(c)

Ratio of net investment income (loss)
   to average net assets                                                               (.44)           (.59)           .04(c)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                                              .16             .70           1.25(c)

Portfolio Turnover Rate                                                              175.21          234.94           1.79(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                13,308           5,902          2,150

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                         Year Ended December 31,
                                                      --------------------------

SERVICE SHARES                                               2001        2000 a
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        17.05       17.05

Investment Operations:

Investment (loss)                                            (.08)(b)      --

Net realized and unrealized gain (loss)
   on investments                                            1.55          --

Total from Investment Operations                             1.47          --

Distributions:

Dividends from net realized gain on investments              (.01)         --

Net asset value, end of period                              18.51       17.05
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                             8.62          --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.50          --

Ratio of investment (loss)
   to average net assets                                     (.49)         --

Decrease reflected in above expense ratios
   due to undertaking by
   The Dreyfus Corporation                                    .30          --

Portfolio Turnover Rate                                    175.21      234.94
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       4,730           1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Emerging Leaders Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon
Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national
securities    market,    or    securities    for    which

there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,264 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $928,554 and unrealized appreciation $2,918,569.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $928,554 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $3,235 and $191,939.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $44,865, increased accumulated net realized gain (loss) on investments by $70 and decreased paid-in capital by $44,935. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for tem porary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the
time    of    borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 2001 was approximately $3,000, with a related weighted average annualized interest rate of 5.80%.

NOTE 3-Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at the annual rate of .90 of 1% of the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

Dreyfus has agreed from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees of $17,876, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $3,359 pursuant to the Plan.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $127 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $8,741 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The  following  summarizes  the  aggregate  amount  of  purchases  and  sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities,    during    the    period    ended    December    31,    2001.

                                          Purchases         Sales
--------------------------------------------------------------------------------

Long transactions                        27,746,309    16,727,921

Short sale transactions                     164,985       145,765

     TOTAL                               27,911,294    16,873,686


The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. At December 31, 2001, there were no securities sold short outstanding

At December 31, 2001, accumulated net unrealized appreciation on investments was $3,077,667, consisting of $3,248,006 gross unrealized appreciation and $170,339 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Emerging Leaders Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Emerging Leaders Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Emerging Leaders Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 8, 2002


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates 8.38% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)

                                                                                                                  No. of Portfolios
Name (age)                    Principal Occupation               Other Directorships                               for which Board
Position, (held since)        During Past 5 Years                And Affiliations                                   Member Serves

Joseph S. DiMartino (58)      o Chairman of the Board of various o The Muscular Dystrophy Association                    190
Chairman of the Board (1998)    funds in the Dreyfus Family of   o Plan Vista Corporation (formerly HealthPlan
                                Funds                              Services Corporation), a provider of marketing,
                                                                   administrative and risk management services to
                                                                   health and other benefit programs
                                                                 o Carlyle Industries, Inc., button packager and
                                                                   distributor
                                                                 o Century Business Services, Inc., a provider
                                                                   of various outsourcing functions for small
                                                                   and medium size companies
                                                                 o The Newark Group, a privately held company
                                                                   providing a national network of paper recovery
                                                                   facilities, paperboard mills and paperboard
                                                                   converting plants
                                                                 o QuikCAT.com, Inc., a private company engaged in
                                                                   the development of high speed movement, routing,
                                                                   storage and encryption of data across all modes
                                                                   of data transport

Clifford L. Alexander (68)    o President of Alexander &         o American Home Products Corporation                     49
Board Member (1998)             Associates, Inc., a management   o IMS Health, a service provider of
                                consulting firm                    marketing information and information
                              o Chairman of the Board of Moody's   technology
                                Corporation                      o WorldCOM
                                (October 2000-Present)           o Mutual of America Life Insurance Company
                              o Chairman of the Board and Chief
                                Executive Officer of The Dun and
                                Bradstreet Corporation
                                (October 1999-September 2000)

Lucy Wilson Benson (74)       o President of Benson and          o COMSAT Corporation, a telecommunications               35
Board Member (1998)             Associates, consultants to         company
                                business and government          o Alfred P. Sloan Foundation
                              o Vice Chairman of the Citizens    o Lafayette College
                                Network for Foreign Affairs      o A member of the council of foreign relations
                              o Vice Chairman of the Atlantic
                                Council of the U.S.

Once elected, all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Operating Officer and Chief Investment Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since June 1977

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 60 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios, Emerging Leaders
                        Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  192AR1201



Dreyfus
Investment Portfolios, Emerging Markets Portfolio

ANNUAL REPORT December 31, 2001

YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Board Members Information

                            27   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                     Emerging Markets Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Emerging Markets Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, D. Kirk Henry.

2001 was a difficult year for the U.S. and global economies. It was a year in which a long period of global economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which most major international stock markets posted negative returns, led lower by persistent
declines    among    technology    and    telecommunications    stocks.

The past year also reminded investors that some fundamental principles of investing remain unchanged. The merit of a long-term perspective was validated when stocks in Europe, the U.S. and some emerging market countries rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the global bond markets' strong returns, which helped cushion the equity markets' declines for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged in the United States, and equity markets worldwide have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Investment Portfolios, Emerging Markets Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio produced total returns of 3.32% for its Initial shares and 3.43% for its Service shares.(1) This compares with the -2.37% total return provided by the portfolio's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index ("MSCI EMF Index"), for the same period.(2)

We are very pleased that during a generally difficult period for the emerging markets, our individual stock selection strategy has enabled the portfolio to produce returns that are significantly higher than that of the MSCI EMF Index

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth by investing primarily in the stocks of companies organized, or with a majority of their assets or business, in emerging market countries. Normally, the portfolio will not invest more than 25% of its total assets in the securities of companies in any single emerging
market    country.

When selecting stocks, we seek to identify potential investments through extensive quantitative and fundamental research, using a value-oriented, research-driven approach. This approach emphasizes individual stock selection rather than economic or industry trends and focuses on three key factors:

*VALUE -- how a stock is valued relative to its intrinsic worth based on traditional value measures,

*BUSINESS  HEALTH -- overall efficiency and profitability as measured by return
on    assets    and    return    on    equity,

*BUSINESS MOMENTUM -- the presence of a catalyst that potentially will trigger a price increase near or midterm.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

As shareholders may remember, at the beginning of the reporting period the portfolio shifted its strategy from a growth-oriented to a value-oriented approach. This change benefited the portfolio almost immediately and continued to influence performance favorably throughout the reporting period, primarily because of the market's general preference for value stocks over growth stocks.

In addition, the emerging markets' and portfolio's performances were influenced by the economic slowdown in the United States. That's because many emerging markets rely heavily on exports to industrialized nations for their own economic growth. Later in the reporting period, the September 11 terrorist attacks intensified concerns about U.S. economic weakness. In this environment, the emerging markets fell sharply. However, in the weeks that immediately followed, many analysts were surprised by the resilience of the U.S. stock market, which recovered most of its losses fairly quickly. That bounce back ultimately resulted in a healthy rebound in the emerging markets as well. Apparently, many emerging market investors believed that the worst was over and that they would
be   best   served   by   looking   forward  to  potential  economic  recovery.

A secondary factor influencing the portfolio was the compellingly low valuations found in the emerging markets, especially when compared to stocks in U.S. and European markets. When developed markets began to falter earlier in the year, many investors sold their emerging market positions, because they expected them to fall as well. That sell-off drove stock prices down further, resulting in
very    attractive    valuations    throughout    the    reporting    period.

In this environment, we made few changes to the portfolio' s sector and geographical allocations. As "bottom-up" stock pickers, we choose stocks based on their individual merits rather than trying to fill a quota of stocks in any particular industry group or country. That said, however, consumer discretionary stocks made the most positive contribution to the portfolio's performance,
primarily    because    lower    global    interest    rates

helped spur retail spending in certain markets. On the other hand, utilities stocks detracted most from the portfolio' s returns, primarily because the portfolio held a greater percentage of utilities stocks than the MSCI EMF Index. These stocks suffered when oil and gas prices fell and a weakening economy
reduced    demand    for    electricity.

What is the portfolio's current strategy?

We are pleased with the recent rebound in the emerging markets. We are also encouraged by improving prospects for a global economic recovery, which we believe, if sustained, has the potential to benefit the emerging markets

As of the end of the reporting period, we have found many companies with solid fundamentals that we believe are selling at attractive valuations. Among them are an Indian petroleum and chemical company, a Korean automobile manufacturer, a Mexican soda and beer bottling company and a Taiwanese semiconductor company. In our view, these four companies are excellent examples of the portfolio's strategy of investing in a diverse group of industries and countries.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment
Portfolios, Emerging Markets Portfolio Initial shares and Service shares and the
Morgan Stanley Capital International Emerging Markets Free Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                              Inception                              From

                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                12/15/99             3.32%           (12.07)%

SERVICE SHARES                                                                12/15/99             3.43%           (12.02)%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES.
ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH
RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, EMERGING MARKETS PORTFOLIO ON 12/15/99 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE



SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--84.8%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--.4%

Banco Hipotecario                                                                                 2,300  (a)               5,307

Telecom Argentina STET--France Telecom, ADR                                                       3,200                   20,864

                                                                                                                          26,171

BRAZIL--8.9%

Companhia de Saneamento Basico do Estado de Sao Paulo                                             1,120  (a)              63,972

Companhia Vale do Rio Doce, ADR                                                                   3,400                   80,274

Petroleo Brasileiro, ADR                                                                          5,590                  130,247

Tele Celular Sul Participacoes, ADR                                                               1,600                   26,160

Tele Norte Leste Participacoes, ADR                                                               3,500                   54,705

Telecomunicacoes Brasileiras, ADR (Pfd Block)                                                     1,800                   72,000

Ultrapar Participacoes, ADR                                                                       3,400                   26,180

Unibanco, ADR                                                                                     2,450                   54,635

Votorantim Celulose e Papel, ADR                                                                    850                   15,003

                                                                                                                         523,176

CHILE--1.3%

Compania de Telecomunicaciones de Chile, ADR                                                      2,500  (a)              33,650

Quinenco, ADR                                                                                     5,500  (a)              40,150

                                                                                                                          73,800

CHINA--3.6%

Aluminum Corporation of China, Cl. H                                                            180,000                   31,391

PetroChina, Cl. H                                                                                82,000                   14,510

PetroChina, ADR                                                                                   1,500                   26,700

Quingling Motors, Cl. H                                                                         247,000                   36,740

Shangdong International Power Development, Cl. H                                                223,000                   47,755

Sinopec Yizheng Chemical Fibre, Cl. H                                                           440,000                   53,600

                                                                                                                         210,696

CROATIA--1.4%

Pliva d.d., GDR                                                                                   8,100  (b)              83,835

CZECH REPUBLIC--.3%

CEZ                                                                                               7,700                   16,712

EGYPT--2.3%

Commercial International Bank, GDR                                                               10,700  (a),(b)          60,348

Misr International Bank, GDR                                                                      7,500  (b)              16,313

Orascom Construction Industries                                                                   2,860                   19,273

Paints & Chemicals Industries, GDR                                                                6,300  (b)               5,513

Suez Cement, GDR                                                                                  5,532  (b)              36,788

                                                                                                                         138,235


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG--2.5%

Brilliance China Automotive                                                                     123,000                   22,554

CNOOC                                                                                            34,100                   32,138

CNOOC, ADR                                                                                          800                   15,440

China Pharmaceutical Enterprise and Investment                                                  112,000  (a)              10,053

Hengan International                                                                             76,000                   21,928

Mandarin Oriental International                                                                  32,000                   13,120

Shanghai Industrial                                                                              17,000                   31,173

                                                                                                                         146,406

HUNGARY--2.1%

EGIS                                                                                                570                   21,788

MOL Magyar Olaj-es Gazipari                                                                         500                    9,047

Magyar Tavkozlesi                                                                                18,200                   59,962

OTP Bank                                                                                            550                   33,037

                                                                                                                         123,834

INDIA--11.7%

BSES, GDR                                                                                         2,550  (b)              38,250

Bajaj Auto, GDR                                                                                   5,400  (b)              47,250

Gas Authority of India, GDR                                                                       9,200  (b)              72,450

Grasim Industries, GDR                                                                            3,400  (b)              20,485

ICICI, ADR                                                                                        6,200                   37,076

Indian Hotels, GDR                                                                                5,150  (b)              26,651

Mahanagar Telephone Nigam, ADR                                                                   21,550                  129,516

Mahindra & Mahindra, GDR                                                                         16,050  (b)              27,686

Reliance Industries, GDR                                                                          2,250  (b)              30,600

State Bank of India, GDR                                                                          8,200  (b)              68,142

Tata Engineering & Locomotive, GDR                                                               29,900  (b)              58,903

Videsh Sanchar Nigam, ADR                                                                        13,800                  132,480

                                                                                                                         689,489

INDONESIA--1.9%

PT Indofood Sukses Makmur                                                                       700,000                   42,067

PT Indosat, ADR                                                                                   2,300                   20,355

PT Telekomunikasi Indonesia                                                                      87,000                   26,769

PT Telekomunikasi Indonesia, ADR                                                                  3,600                   20,880

                                                                                                                         110,071

ISRAEL--2.4%

AudioCodes                                                                                        2,400  (a)              13,560

Bank Hapoalim                                                                                    49,450                  106,477

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ISRAEL (CONTINUED)

ECI Telecom                                                                                       4,200  (a)              22,554

                                                                                                                         142,591

MALAYSIA--2.8%

Berjaya Sports Toto                                                                              14,700                   24,564

Genting                                                                                          15,300                   42,275

Malaysia International Shipping                                                                   7,000                   12,710

Petronas Gas                                                                                     10,000                   19,736

Sime Darby                                                                                       50,500                   65,117

                                                                                                                         164,402

MEXICO--10.8%

Alfa, Ser. A                                                                                     31,300                   34,831

Apasco                                                                                           17,300                   85,268

Consorcio ARA                                                                                    15,300  (a)              27,232

Controladora Comercial Mexicana                                                                  40,200                   31,262

Controladora Comercial Mexicana, GDR                                                                600                    9,168

Desc, Ser. B                                                                                     90,500                   48,471

Fomento Economico Mexicano, ADR                                                                     950                   32,823

Grupo Continental                                                                                20,200                   29,868

Grupo Financiero Banorte                                                                          2,500  (a)               5,255

Kimberly Clark de Mexico, Cl. A                                                                  44,100                  132,831

Pepsi-Gemex, GDR                                                                                  7,950  (a)              53,106

Telefonos de Mexico, ADR                                                                          4,150                  145,333

                                                                                                                         635,448

PANAMA--.9%

Banco Latinoamericano de Exportaciones, Cl. E                                                     1,900                   53,295

PHILIPPINES--2.6%

Bank of the Philippine Islands                                                                   20,800                   23,201

La Tondena Distillers                                                                            24,500                   11,169

Manila Electric, Cl. B                                                                          129,000  (a)              73,821

Philippine Long Distance Telephone, ADR                                                           5,100                   42,024

Universal Robina                                                                                 44,000                    3,756

                                                                                                                         153,971

POLAND--1.6%

KGHM Polska Miedz                                                                                13,800                   45,275

Polski Koncern Naftowy Orlen                                                                      5,100                   24,454

Powszechny Bank Kredytowy                                                                           850                   24,347

                                                                                                                          94,076


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RUSSIA--.8%

LUKOIL, ADR                                                                                        1,000                   49,500

SOUTH AFRICA--6.2%

ABSA                                                                                              11,000                   32,215

Aveng                                                                                             19,500                   12,935

Edgars Consolidated Stores                                                                         6,600                   13,905

Foschini                                                                                         28,900                   17,362

Metro Cash and Carry                                                                             62,222  (a)              11,422

Nampak                                                                                           88,800                   87,429

Nedcor                                                                                            9,100                   94,303

Sage                                                                                             16,474                   10,928

Shoprite                                                                                         14,400                   7,570

Tiger Brands                                                                                     13,600                   68,085

Woolworths                                                                                       33,100                   10,563

                                                                                                                         366,717

SOUTH KOREA--9.1%

Kookmin Bank, ADR                                                                                 3,585                  139,470

Korea Electric Power, ADR                                                                        18,000                  164,700

Korea Telecom, ADR                                                                                1,500                   30,495

Pohang Iron & Steel, ADR                                                                          6,750                  155,250

Samsung Electronics, GDR                                                                            400  (b)              46,400

                                                                                                                         536,315

TAIWAN--5.4%

Advanced Semiconductor Engineering                                                               18,190  (a)              16,898

Advanced Semiconductor Engineering, ADR                                                           2,818  (a)              12,371

Bank Sinopac                                                                                    120,000  (a)              50,078

China Steel                                                                                     112,240                   43,792

China Steel, GDR                                                                                  2,101                   16,598

Compal Electronics                                                                                8,000                   10,107

Compal Electronics, GDR                                                                           3,204                   19,544

Elan Microelectronics                                                                            18,600                   22,968

Nan Ya Plastic                                                                                   63,740                   48,828

Nien Hsing Textile                                                                               35,000  (a)              22,910

Standard Foods Taiwan, GDR                                                                        5,600  (b)               6,020

Taiwan Semiconductor Manufacturing                                                                3,800  (a)               9,504

United Microelectronics                                                                          27,000  (a)              39,360

                                                                                                                         318,978

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

THAILAND--1.7%

Hana Microelectronics                                                                             7,000                   11,710

PTT Exploration and Production                                                                   18,200                   46,081

Saha-Union                                                                                       22,000                    6,714

Thai Farmers Bank                                                                                68,000  (a)              33,512

                                                                                                                          98,017

TURKEY--1.2%

Akcansa Cimento                                                                               2,619,800                   17,344

Hurriyet Gazetecilik ve Matbaacilik                                                           8,643,216  (a)              24,440

Turk Ekonomi Bankasi, GDR                                                                         3,800  (a)               6,555

Yapi ve Kredit Bankasi                                                                        7,229,100  (a)              22,186

                                                                                                                          70,525

UNITED KINGDOM--2.9%

Dimension Data                                                                                   14,000  (a)              16,922

Old Mutual                                                                                       72,400                   92,257

South African Breweries                                                                           9,200                   62,702

                                                                                                                         171,881

TOTAL COMMON STOCKS

   (cost $5,047,655)                                                                                                   4,998,141
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.6%
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL;

Companhia Energetica de Minas Gerais

   (cost $81,178)                                                                                 6,800                   97,101
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--21.2%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.60%, 1/3/2002                                                                              100,000                   99,995

   1.63%, 1/10/2002                                                                           1,001,000                1,000,640

   1.68%, 2/14/2002                                                                             150,000                  149,703

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,250,276)                                                                                                   1,250,338
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,379,109)                                                              107.6%                6,345,580

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (7.6%)                (448,501)

NET ASSETS                                                                                       100.0%                5,897,079

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2001,
THESE SECURITIES AMOUNTED TO $645,634 OR 10.9% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,379,109    6,345,580

Cash                                                                    247,306

Cash denominated in foreign currencies                     224,538      225,411

Dividends receivable                                                     14,070

Receivable for investment securities sold                                13,411

Net unrealized appreciation on forward
   currency exchange contracts--Note 4                                      328

Prepaid expenses                                                          1,377

Due from The Dreyfus Corporation and affiliates                           4,413

                                                                      6,851,896
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             904,183

Payable for shares of Beneficial Interest redeemed                        3,164

Accrued expenses                                                         47,470

                                                                        954,817
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,897,079
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       6,345,277

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                   (416,425)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                    (31,773)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       5,897,079

NET ASSET VALUE PER SHARE

                                                   Initial Shares  Service Share
--------------------------------------------------------------------------------

Net Assets ($)                                          5,674,500       222,579

Shares Outstanding                                        598,273        23,461
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                9.48          9.49

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $7,169 foreign taxes withheld at source)        106,041

Interest                                                                 8,001

TOTAL INCOME                                                           114,042

EXPENSES:

Investment advisory fee--Note 3(a)                                      38,500

Custodian fees                                                          56,041

Auditing fees                                                           29,992

Prospectus and shareholders' reports                                    25,354

Trustees' fees and expenses--Note 3(c)                                   1,784

Legal fees                                                                 950

Registration fees                                                          847

Shareholder servicing costs--Note 3(b)                                     414

Distribution fees--Note 3(b)                                               162

Miscellaneous                                                           12,472

TOTAL EXPENSES                                                         166,516

Less--waiver of fees and assumption of expenses by
  The Dreyfus Corporation due to undertaking--Note 3(a)               (104,917)

NET EXPENSES                                                            61,599

INVESTMENT INCOME--NET                                                  52,443
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
  and foreign currency transactions                                  (254,762)

Net realized gain (loss) on forward currency exchange contracts       (10,438)

NET REALIZED GAIN (LOSS)                                             (265,200)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    435,281

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 170,081

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   222,524

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001              2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             52,443               7,789

Net realized gain (loss) on investments          (265,200)           (174,972)

Net unrealized appreciation (depreciation)
   on investments                                 435,281            (642,641)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      222,524            (809,824)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (30,371)             (13,002)

Service shares                                    (1,201)                   --

Net realized gain on investments:

Initial shares                                         --              (1,920)

TOTAL DIVIDENDS                                  (31,572)             (14,922)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 13,118,634           2,060,851

Service shares                                    231,982                 500

Dividends reinvested:

Initial shares                                     30,371              14,922

Service shares                                      1,201                  --

Cost of shares redeemed:

Initial shares                                (9,824,770)          (1,260,453)

Service shares                                   (23,624)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            3,533,794              815,820

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,724,746               (8,926)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,172,333            2,181,259

END OF PERIOD                                   5,897,079            2,172,333

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001             2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,448,094             194,080

Shares issued for dividends reinvested              3,283               1,429

Shares redeemed                                (1,088,512)           (120,101)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     362,865              75,408
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        25,920                  54

Shares issued for dividends reinvested                130                  --

Shares redeemed                                    (2,643)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      23,407                  54

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                                 Year Ended December 31,
                                                                                       ------------------------------------------

INITIAL SHARES                                                                         2001            2000           1999 a
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                   9.23           13.63            12.50

Investment Operations:

Investment income--net                                                                  .15(b)          .04(b)           .02

Net realized and unrealized gain (loss)
   on investments                                                                       .16           (4.37)            1.11

Total from Investment Operations                                                        .31           (4.33)            1.13

Distributions:

Dividends from investment income--net                                                  (.06)           (.06)               --

Dividends from net realized gain on investments                                          --            (.01)               --

Total Distributions                                                                    (.06)           (.07)               --

Net asset value, end of period                                                         9.48            9.23            13.63
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                       3.32          (31.81)            9.04 c
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                2.00            2.00              .09 c

Ratio of net investment income
   to average net assets                                                               1.70             .36              .18 c

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                      3.40            1.86             1.51 c

Portfolio Turnover Rate                                                              119.06          123.49              .43 c
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 5,675           2,172            2,181

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         Year Ended December 31,
                                                         ----------------------

SERVICE SHARES                                               2001        2000 a
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                         9.23         9.23

Investment Operations:

Investment income--net                                        .16(b)        --

Net realized and unrealized gain (loss)
   on investments                                             .16           --

Total from Investment Operations                              .32           --

Distributions:

Dividends from investment income--net                        (.06)         --

Net asset value, end of period                               9.49        9.23
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                             3.43          --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      2.00          --

Ratio of net investment income
   to average net assets                                     1.74          --

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation            3.64          --

Portfolio Turnover Rate                                    119.06      123.49
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         223          1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Emerging Markets Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of December 31, 2001, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 162,081 Initial shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securitiES (including options and financial futures) are valued at the last sales price on the securities The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,759 for the period ended December 31, 2001,
based    on

available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $340,500 and unrealized depreciation $99,284. In addition, the portfolio had $8,414 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $60,888 of the carryover expires in fiscal 2008 and $279,612 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $31,572 and $14,922.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio decreased accumulated undistributed investment income-net by $20,871, increased accumulated net realized gain (loss) on investments by $23,772 and decreased paid-in capital by $2,901. Net assets were not affected by this reclassification.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed from January 1, 2001 to December 31, 2002, to waive receipt of its fee and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $104,917, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $162 pursuant to the Plan.


The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $246 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2001, amounted to $6,302,334 and $3,336,179, respectively.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would
The    Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at December 31, 2001:

     Foreign                                                                                  Unrealized
Forward Currency                                    Currency                                  Appreciation
Exchange Contracts                                Amounts Cost ($)       Value ($)           (Depreciation) ($)
---------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pound,
    expiring 1/2/2002                                 13,391  19,379       19,501                  122

Hong Kong Dollar,
    expiring 1/2/2002                                475,042  60,922       60,914                  (8)

Mexican Peso,
    expiring 1/3/2002                                569,350  62,190       62,360                  170

South African Rand,
    expiring 1/2/2002                                591,656  49,304       49,366                   62

Thai Bat,
    expiring 1/2/2002                                633,497  14,339       14,321                 (18)

TOTAL                                                                                                     328

At December 31, 2001, accumulated net unrealized depreciation on investments was $33,529, consisting of $387,837 gross unrealized appreciation and $421,366 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Emerging Markets Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Emerging Markets Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 8, 2002

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)

                                                                                                                  No. of Portfolios
Name (age)                    Principal Occupation               Other Directorships                               for which Board
Position, (held since)        During Past 5 Years                And Affiliations                                   Member Serves

Joseph S. DiMartino (58)      o Chairman of the Board of various o The Muscular Dystrophy Association                    190
Chairman of the Board (1998)    funds in the Dreyfus Family of   o Plan Vista Corporation (formerly HealthPlan
                                Funds                              Services Corporation), a provider of marketing,
                                                                   administrative and risk management services to
                                                                   health and other benefit programs
                                                                 o Carlyle Industries, Inc., button packager and
                                                                   distributor
                                                                 o Century Business Services, Inc., a provider
                                                                   of various outsourcing functions for small
                                                                   and medium size companies
                                                                 o The Newark Group, a privately held company
                                                                   providing a national network of paper recovery
                                                                   facilities, paperboard mills and paperboard
                                                                   converting plants
                                                                 o QuikCAT.com, Inc., a private company engaged in
                                                                   the development of high speed movement, routing,
                                                                   storage and encryption of data across all modes
                                                                   of data transport

Clifford L. Alexander (68)    o President of Alexander &         o American Home Products Corporation                     49
Board Member (1998)             Associates, Inc., a management   o IMS Health, a service provider of
                                consulting firm                    marketing information and information
                              o Chairman of the Board of Moody's   technology
                                Corporation                      o WorldCOM
                                (October 2000-Present)           o Mutual of America Life Insurance Company
                              o Chairman of the Board and Chief
                                Executive Officer of The Dun and
                                Bradstreet Corporation
                                (October 1999-September 2000)

Lucy Wilson Benson (74)       o President of Benson and          o COMSAT Corporation, a telecommunications               35
Board Member (1998)             Associates, consultants to         company
                                business and government          o Alfred P. Sloan Foundation
                              o Vice Chairman of the Citizens    o Lafayette College
                                Network for Foreign Affairs      o A member of the council of foreign relations
                              o Vice Chairman of the Atlantic
                                Council of the U.S.

Once elected, all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.




OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Operating Officer and Chief Investment Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 60 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 183 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus,
and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios,
                        Emerging Markets Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  191AR1201



Dreyfus
Investment Portfolios,
European Equity
Portfolio

ANNUAL REPORT December 31, 2001

YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY


The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                      European Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, European Equity Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Aaron Barnfather.

2001 was a difficult year for the U.S. and global economies. It was a year in which a long period of global economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which most major international stock markets posted negative returns, led lower by persistent
declines    among    technology    and    telecommunications    stocks.

The past year also reminded investors that some fundamental principles of investing remain unchanged. The merit of a long-term perspective was validated when stocks in Europe, the U.S. and some emerging market countries rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the global bond markets' strong returns, which helped cushion the equity markets' declines for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged in the United States, and equity markets worldwide have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

January 15, 2002




DISCUSSION OF PERFORMANCE

Aaron Barnfather, Portfolio Manager

How did Dreyfus Investment Portfolios, European Equity Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio produced total returns of -28.13% for its Initial shares and -27.59% for its Service shares.(1) For the same period, the Financial Times Eurotop 300 Index (the "Index"), the portfolio' s benchmark, produced a total return of -20.16% in U.S. dollar terms.(2)

We attribute the portfolio and market' s performance to a slowing European economy and disappointing corporate earnings. Weakness that began in the U.S. economy spread to European markets, especially those that rely heavily on exports to the United States. As a result, companies on both sides of the Atlantic reported earnings shortfalls, causing their stocks to decline. The portfolio' s relative underperformance was a result of our security selection strategy.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth. The portfolio's investments generally are selected from the universe of the 300 largest European companies.

In choosing stocks, the portfolio establishes a global framework within which to select investments. This involves identifying and forecasting: key trends in global economic variables such as gross domestic product, inflation and interest rates; investment themes such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements. Within the markets and sectors determined to be relatively attractive, the portfolio seeks what it believes to be attractively priced companies that possess sustainable competitive advantage in their market or sector. The portfolio generally will sell securities when themes or strategies change or when the portfolio manager determines that the company' s prospects have changed or its stock is fully valued by the market.

                                                        The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

For much of the year, investors sought refuge in traditionally defensive areas such as food companies. From January through September, holdings such as Altana, Parmalat Finanziaria and Altadis benefited the portfolio. In the fourth quarter, investor sentiment began to shift away from defensive stocks toward some of the growth-oriented names that had previously been hard-hit. Accordingly, we began
to    shift    the   portfolio   to   a   more   balanced   mix   of   stocks.

We tended to avoid pharmaceutical companies which are traditionally considered defensive stocks, and that we believed were overvalued. Our lack of exposure to this area, however, generally hurt performance. Negative investor sentiment in the technology, media and telecommunications groups also detracted from the portfolio's returns.

Throughout the year, the portfolio benefited from adherence to our long-standing, theme-based security selection strategy. Italian pension reform worked particularly well for much of the reporting period, as did France's move to a 35-hour workweek. The portfolio also received positive contributions from
companies   that   we   expect   to   benefit   from   pricing  power  erosion.

In this environment, we achieved success from an above-average exposure in the support services industry group with strong long-term growth prospects, whose earnings tend to be relatively resistant to economic downturns. Portfolio holdings in this area include Elior and Vivendi Environnement. The basic materials group performed strongly, including construction companies such as Grupo Dragados and Lafarge, which profited from a healthy housing industry and lower interest rates. Aurea Concesiones de Infraestructuras del Estado, which benefits from Spain' s need for a motorway network, continued to perform well, supported by stable revenues from motorway tolls and service operations.
Aluminum    producer    Pechiney    prospered    amid    rising    demand.

In addition, the portfolio benefited when we reduced exposure to financial companies that derive significant revenues from the U.S., including investment banks. Instead, we focused on domestic providers such as AMB Aachener & Muenchener Beteiligungs, Northern Rock and Erste Bank der oesterreichischen Sparkassen.


What is the portfolio's current strategy?

We have continued to seek investments that we believe will benefit from our long-term themes, such as our outsourcing theme, in which companies increasingly rely on independent vendors to undertake tasks outside of their core businesses

Over the shorter term, we have positioned the portfolio to focus on companies that, in our view, are financially strong, selling at reasonably low valuations and have the flexibility to price their products and services competitively.

Our holdings of financially strong companies include those with healthy balance sheets, such as insurance giant Munich Re, and avoid those whose debt levels are high. With some stock valuations down to 1997 levels, we have identified a number of companies, including Deutsche Bank, that appear to us to be inexpensive relative to their future prospects. And some industry groups, such as telecommunications, are finally seeing greater customer demand after almost two years of underperformance. We have found what we believe to be attractive opportunities among telecommunications companies that have the financial flexibility required to maintain competitive pricing. Of course, we are prepared to alter our strategies and the portfolio's composition as market conditions evolve.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING
(IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

(2) SOURCE: BLOOMBERG L.P. -- DOES NOT REFLECT REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET CAPITALIZATION INDEX OF EUROPE'S 300 LARGEST COMPANIES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment
Portfolios, European Equity Portfolio Initial shares and Service shares and the
Financial Times Eurotop 300 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                 4/30/99           (28.13)%           (3.47)%

SERVICE SHARES                                                                 4/30/99           (27.59)%           (3.20)%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES.
ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH
RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE PORTFOLIO'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS). THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE PORTFOLIO'S PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, EUROPEAN EQUITY PORTFOLIO ON 4/30/99 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE FINANCIAL TIMES EUROTOP 300 INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES



FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX MEASURES THE PERFORMANCE OF EUROPE'S LARGEST 300 COMPANIES BY MARKET CAPITALIZATION AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

December 31, 2001

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

COMMON STOCKS--108.6%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--.7%

Erste Bank der oesterreichischen Sparkassen                                                       3,180                  169,267

BELGIUM--.3%

Interbrew-VVPR Strips                                                                             7,000  (a)                  62

Omega Pharma                                                                                      1,500                   68,007

                                                                                                                          68,069

DENMARK--1.6%

ISS                                                                                               7,470  (a)             367,795

FINLAND--2.2%

Nokia                                                                                            20,000                  516,415

FRANCE--19.0%

Aventis                                                                                           4,700                  334,194

Business Objects                                                                                  4,760  (a)             159,363

Credit Agricole                                                                                  10,600                  168,133

Generale de Sante                                                                                15,500                  198,452

L'Air Liquide                                                                                     1,900                  266,642

Lafarge                                                                                           2,920                  273,104

Pechiney, Cl. A                                                                                   5,540                  285,995

Schneider Electric                                                                               11,400                  548,869

Societe Generale                                                                                  8,750                  490,324

TotalFinaElf                                                                                      6,250                  893,829

Vivendi Environnement                                                                            13,780                  460,243

Vivendi Environnement Warrants                                                                   13,780                    5,652

Vivendi Universal                                                                                 7,500                  411,251

                                                                                                                       4,496,051

GERMANY--15.4%

Allianza                                                                                          2,560                  606,003

DePfa Deutsche Pfandbriefbank                                                                     3,900                  221,326

Deutsche Bank                                                                                     7,300                  516,138

Deutsche Boerse                                                                                   7,100                  281,701

Deutsche Post                                                                                    11,100                  153,400

Muenchener Rueckversicherungs-Gesellschaft                                                        2,380                  647,212

Systeme, Anwendungen, Produkte in der Datenverarbeitung                                           3,880                  509,259

Techem                                                                                           10,800  (a)             233,510

Thiel Logistik                                                                                    8,200  (a)             160,114

Volkswagen                                                                                        7,100                  331,078

                                                                                                                       3,659,741


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IRELAND--.7%

Riverdeep Group                                                                                  56,900  (a)             164,879

ITALY--8.9%

Alleanza Assicurazioni                                                                           24,000                  264,056

Amplifon                                                                                          8,770                  150,523

Assicurazioni Generali                                                                           16,600                  461,482

ENI                                                                                              36,050                  451,630

Snam Rete Gas                                                                                    39,000                  103,204

Telecom Italia                                                                                   80,900                  692,452

                                                                                                                       2,123,347

NETHERLANDS--8.6%

Koninklijke Ahold                                                                                15,400                  448,717

Koninklijke (Royal) KPN                                                                          51,000                  259,643

STMicroelectronics                                                                                9,200                  295,708

VNU                                                                                              17,400                  535,383

Vedior                                                                                           40,800                  490,001

                                                                                                                       2,029,452

PORTUGAL--2.1%

Vodafone Telecel - Comunicacoes Pessoais                                                         63,400  (a)             508,747

SPAIN--7.5%

Aldeasa                                                                                          14,962                  228,383

Aurea Concesiones de Infraestructuras del Estado                                                 10,400                  212,436

Banco Santander Central Hispano                                                                  38,700                  324,691

Endesa                                                                                           16,300                  255,347

Grupo Dragados                                                                                   20,300                  272,035

Telefonica                                                                                       36,368  (a)             487,359

                                                                                                                       1,780,251

SWITZERLAND--5.5%

Converium Holding                                                                                 3,400                  165,578

Kuoni Reisen                                                                                        510                  135,725

Nestle, Cl. B                                                                                     1,480                  316,167

Novartis                                                                                          9,100                  329,491

UBS                                                                                               7,050  (a)             356,520

                                                                                                                       1,303,481

UNITED KINGDOM--36.1%

Abbey National                                                                                    8,500                  121,309

BP                                                                                              160,200                1,245,818

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Barclays                                                                                         12,700                  420,761

British American Tobacco                                                                         34,000                  288,420

CGNU                                                                                             19,000                  233,809

Compass Group                                                                                    34,800                  260,998

GlaxoSmithKline                                                                                  33,900                  850,620

HSBC Holdings                                                                                    88,800                1,042,315

Hays                                                                                             66,400                  201,133

Innovation Group                                                                                 13,937                   74,082

International Power                                                                              68,000  (a)             200,533

Kingfisher                                                                                       52,581                  307,061

Millennium & Copthorne Hotels                                                                    48,400                  191,719

Minerva                                                                                          60,300                  208,999

mmO2                                                                                            130,210  (a)             164,025

Pearson                                                                                          14,200                  163,575

Prudential                                                                                       50,000                  579,607

Reuters Group                                                                                    27,700                  274,309

Standard Chartered                                                                               42,200                  503,938

Vodafone Group                                                                                  472,500                1,236,863

                                                                                                                       8,569,894

TOTAL COMMON STOCKS

   (cost $26,423,966)                                                                                                 25,757,389
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--2.7%
--------------------------------------------------------------------------------

GERMANY;

Fresenius                                                                                         4,090                  338,846

Henkel                                                                                            5,460                  306,693

TOTAL PREFERRED STOCKS

   (cost $701,062)                                                                                                       645,539
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $27,125,028)                                                             111.3%               26,402,928

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (11.3%)              (2,688,863)

NET ASSETS                                                                                       100.0%               23,714,065

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
----------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  27,125,028  26,402,928

Cash                                                                  2,735,263

Dividends receivable                                                     40,557

Receivable for shares of Beneficial Interest subscribed                     103

Prepaid expenses                                                            426

                                                                     29,179,277
----------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            20,307

Payable for shares of Beneficial Interest redeemed                    5,335,948

Payable for investment securities purchased                              64,712

Accrued expenses                                                         44,245

                                                                      5,465,212
----------------------------------------------------------------------------------------

NET ASSETS ($)                                                       23,714,065
----------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      32,122,552

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (7,687,361)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    (721,126)
----------------------------------------------------------------------------------------

NET ASSETS ($)                                                       23,714,065

NET ASSET VALUE PER SHARE

                                                   Initial Shares  Service Shares
---------------------------------------------------------------------------------------

Net Assets ($)                                         23,418,479       295,586

Shares Outstanding                                      2,190,439        27,444
---------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               10.69         10.77

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

---------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $76,114 foreign taxes withheld at source)       577,655

Interest                                                                36,181

TOTAL INCOME                                                           613,836

EXPENSES:

Investment advisory fee--Note 3(a)                                     298,409

Custodian fees                                                          55,696

Prospectus and shareholders' reports                                    26,817

Auditing fees                                                           24,242

Legal fees                                                              12,510

Shareholder servicing costs--Note 3(b)                                   1,041

Trustees' fees and expenses--Note 3(c)                                     778

Distribution fees--Note 3(b)                                               585

Loan commitment fees--Note 2                                               377

Registration fees                                                          299

Miscellaneous                                                            9,477

TOTAL EXPENSES                                                         430,231

Less--waiver of fees due to undetaking--Note 3(a)                     (56,843)

NET EXPENSES                                                           373,388

INVESTMENT INCOME--NET                                                 240,448
---------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       (5,659,528)

Net realized gain (loss) on forward currency exchange contracts      (153,823)

Net realized gain (loss) on financial futures                        (257,445)

NET REALIZED GAIN (LOSS)                                           (6,070,796)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                (2,199,710)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (8,270,506)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (8,030,058)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                             -----------------------------------

                                                     2001              2000(a)
--------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            240,448             124,688

Net realized gain (loss) on investments       (6,070,796)          (1,360,361)

Net unrealized appreciation (depreciation)
   on investments                             (2,199,710)             833,543

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (8,030,058)            (402,130)
--------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (195,597)             (66,235)

Service shares                                    (1,737)                 --

Net realized gain on investments:

Initial shares                                       --              (813,709)

TOTAL DIVIDENDS                                 (197,334)            (879,944)
--------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                269,610,379         109,246,347

Service shares                                  3,816,564                500

Dividends reinvested:

Initial shares                                    195,597            879,944

Service shares                                      1,737                --

Cost of shares redeemed:

Initial shares                               (268,856,682)        (84,747,748)

Service shares                                 (3,515,201)               --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             1,252,394           25,379,043

TOTAL INCREASE (DECREASE) IN NET ASSETS        (6,974,998)          24,096,969
------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            30,689,063            6,592,094

END OF PERIOD                                  23,714,065           30,689,063

Undistributed investment income--net                   --               59,074

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                    23,289,192            6,963,909

Shares issued for dividends reinvested             17,926               56,000

Shares redeemed                               (23,165,652)          (5,383,878)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     141,466            1,636,031
--------------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       334,787                  33

Shares issued for dividends reinvested                162                  --

Shares redeemed                                  (307,538)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      27,411                   33

(A)  EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS
INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                                   Year Ended December 31,
                                                                                       ---------------------------------------------

INITIAL SHARES                                                                         2001            2000           1999 a
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.98           15.96          12.50

Investment Operations:

Investment income--net                                                                  .10(b)          .10(b)         .04(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (4.31)           (.37)          3.61

Total from Investment Operations                                                      (4.21)           (.27)          3.65

Distributions:

Dividends from investment income--net                                                  (.08)           (.03)          (.03)

Dividends from net realized gain on investments                                          --            (.68)          (.16)

Total Distributions                                                                    (.08)           (.71)          (.19)

Net asset value, end of period                                                        10.69           14.98          15.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (28.13)          (2.00)         29.20 c
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.25            1.27           1.01 c

Ratio of net investment income
   to average net assets                                                                .81             .62            .32 c

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                                       .19             .33           2.38 c

Portfolio Turnover Rate                                                              146.49          144.74          99.89 c
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                23,418          30,689          6,592

(A) FROM APRIL 30, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                        Year Ended December 31,
                                                         ----------------------

SERVICE SHARES                                               2001        2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        14.98        14.98

Investment Operations:

Investment income--net                                        .05 b         --

Net realized and unrealized gain (loss)
   on investments                                           (4.18)          --

Total from Investment Operations                            (4.13)          --

Distributions:

Dividends from investment income--net                       (.08)           --

Net asset value, end of period                              10.77        14.98
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           (27.59)          --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.25           --

Ratio of net investment income
   to average net assets                                      .43           --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation              .52           --

Portfolio Turnover Rate                                    146.49        144.74
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         296            1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the European Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton"), an affiliate of Dreyfus, serves as the portfolio' s sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the
national   securities  market.  Securities  not  listed  on  an   The  Portfoli

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.


(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $5,720,638 and unrealized depreciation $1,772,264. In addition, the portfolio had $915,585 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $5,720,638 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $197,334 and $879,944.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio decreased accumulated undistributed investment income-net by $102,188, increased accumulated net realized gain (loss) on investments by $109,154 and decreased paid-in capital by $6,966. Net assets were not affected by this reclassification.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at  the  annual  rate  of  1%  of  the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

Dreyfus has agreed, from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses exceed an annual rate of 1.25% of the value of the average daily net assets of their classes. During the period ended December 31, 2001, Dreyfus waived receipt of fees of $56,843, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . .  . .       .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%


(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $585 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $198 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended December 31, 2001, amounted to $44,989,196 and $41,145,086, respectively.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2001, there were no forward currency exchange contracts outstanding.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian or broker, which  consist  of  cash  or  cash  equivalents,  up to approximately 10% of the
contract   amount.   The   amount   of  these  deposits  is  determined  by  th

exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2001, there were no financial futures contracts outstanding.

At December 31, 2001, accumulated net unrealized depreciation on investments was $722,100, consisting of $1,147,385 gross unrealized appreciation and $1,869,485 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS


Shareholders and Board of Trustees

Dreyfus Investment Portfolios, European Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, European Equity Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, European Equity Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 8, 2002


BOARD MEMBERS INFORMATION (Unaudited)

                                                                                                                  No. of Portfolios
Name (age)                    Principal Occupation               Other Directorships                               for which Board
Position, (held since)        During Past 5 Years                And Affiliations                                   Member Serves

Joseph S. DiMartino (58)      o Chairman of the Board of various o The Muscular Dystrophy Association                    190
Chairman of the Board (1998)    funds in the Dreyfus Family of   o Plan Vista Corporation (formerly HealthPlan
                                Funds                              Services Corporation), a provider of marketing,
                                                                   administrative and risk management services to
                                                                   health and other benefit programs
                                                                 o Carlyle Industries, Inc., button packager and
                                                                   distributor
                                                                 o Century Business Services, Inc., a provider
                                                                   of various outsourcing functions for small
                                                                   and medium size companies
                                                                 o The Newark Group, a privately held company
                                                                   providing a national network of paper recovery
                                                                   facilities, paperboard mills and paperboard
                                                                   converting plants
                                                                 o QuikCAT.com, Inc., a private company engaged in
                                                                   the development of high speed movement, routing,
                                                                   storage and encryption of data across all modes
                                                                   of data transport

Clifford L. Alexander (68)    o President of Alexander &         o American Home Products Corporation                     49
Board Member (1998)             Associates, Inc., a management   o IMS Health, a service provider of
                                consulting firm                    marketing information and information
                              o Chairman of the Board of Moody's   technology
                                Corporation                      o WorldCOM
                                (October 2000-Present)           o Mutual of America Life Insurance Company
                              o Chairman of the Board and Chief
                                Executive Officer of The Dun and
                                Bradstreet Corporation
                                (October 1999-September 2000)

Lucy Wilson Benson (74)       o President of Benson and          o COMSAT Corporation, a telecommunications               35
Board Member (1998)             Associates, consultants to         company
                                business and government          o Alfred P. Sloan Foundation
                              o Vice Chairman of the Citizens    o Lafayette College
                                Network for Foreign Affairs      o A member of the council of foreign relations
                              o Vice Chairman of the Atlantic
                                Council of the U.S.

Once elected, all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Operating Officer and Chief Investment Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 60 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.


NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios, European Equity Portfolio 200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                      Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  181AR1201


Dreyfus
Investment Portfolios,
Founders Discovery
Portfolio

ANNUAL REPORT December 31, 2001


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                  THE PORTFOLIO

------------------------------------------------------------

                        2     Letter from the Chairman

                        3     Discussion of Performance

                        6     Portfolio Performance

                        8     Statement of Investments

                        13    Statement of Assets and Liabilities

                        14    Statement of Operations

                        15    Statement of Changes in Net Assets

                        16    Financial Highlights

                        18    Notes to Financial Statements

                        24    Report of Independent Auditors

                        25    Board Members Information

                        26    Officers of the Fund

                              FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                   The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                   Founders Discovery Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Founders Discovery Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Robert Ammann, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the small-cap sector of the U.S. stock market posted negative returns, led lower by persistent declines among technology and telecommunications stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF PERFORMANCE

Robert Ammann, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Discovery Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio produced total returns of -18.52% for its Initial shares and -18.77% for its Service shares.(1) In comparison, the Russell 2000 Index, the portfolio's benchmark, and the Russell 2000 Growth Index produced total returns of 2.49% and -9.23% , respectively, for the same period.(2,3 )Because the portfolio currently focuses primarily on small-cap growth stocks, we believe that the Russell 2000 Growth Index is also an accurate measure of the portfolio's performance for comparison purposes.

We attribute the portfolio's performance to difficult stock market conditions, especially among growth-oriented stocks, as the value style of investing generally produced higher returns than the growth style of investing during most of the reporting period. The portfolio's returns lagged those of the Russell 2000 Growth Index, primarily because of weakness among its holdings in the capital goods and technology areas.

What is the portfolio's investment approach?

The portfolio invests primarily in equity securities of small and relatively unknown U.S.-based companies that we believe possess high growth potential. Typically, these companies are not listed on national securities exchanges but instead trade on the over-the-counter market. The portfolio may also invest in larger companies if, in our opinion, they represent better prospects for capital appreciation. Although the portfolio will normally invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

Rather than utilizing a "top-down" approach to stock selection, which relies on forecasting stock market trends, we focus on a "bottom-up" approach in which stocks are chosen according to their own individ The Portfoli

DISCUSSION OF PERFORMANCE (CONTINUED)

ual merits. Stock selection is made on a company-by-company basis, with particular emphasis on companies that we believe are well managed and well positioned within their industries.

What other factors influenced the portfolio's performance?

2001 was a challenging year, characterized by slowing economic growth, reduced capital spending and a declining stock market. Except for an encouraging rally late in the year, growth-oriented companies suffered the brunt of the market's general decline.

Unfortunately, we were unable to avoid the full impact of the bear market for growth stocks. Our research led us to a number of specialty contractors in the capital goods area, which we believed would benefit from increased outsourcing from large corporations. However, because many of those customers were hard hit by the economic slowdown, those benefits failed to materialize during the reporting period.

The portfolio also received disappointing returns from its technology holdings, including software companies, semiconductor firms and communications equipment manufacturers. Industry-wide weakness drove these companies' stock prices to low levels. While some individual stocks rebounded very strongly during the growth stock rally in the fourth quarter, it was not enough to fully offset these sectors' general declines during the first nine months of 2001.

The portfolio' s performance was also hurt by investments it did not make in certain sectors. Although the financial services group represented one of the strongest investment areas during the year, the portfolio's lack of exposure to this traditionally value-oriented sector prevented it from participating fully in its gains.

On the other hand, the portfolio's performance was helped by strong individual stock selections in the consumer staples area. For example, several restaurant chains, such as Chuck E. Cheese's, Ruby Tuesday and Cracker Barrel, profited from increased business from cost-conscious consumers. The portfolio also scored successes among distribution companies such as Performance Food Group and Patterson Dental.

Finally, the portfolio's relatively large cash position, which averaged 12.5% of assets during 2001, benefited its performance. The portfolio'

allocation to cash was a result of our bottom-up investment process, in which we found only a limited number of small-cap stocks with the characteristics we seek.

What is the portfolio's current strategy?

We have positioned the portfolio for the possibility of economic recovery, but we have done so cautiously. The growth stock rally during the fourth quarter of 2001 drove some stocks to valuations that we believe may be too optimistic. Accordingly, we have currently maintained a slightly lower level of exposure to technology stocks, and a slightly higher level of exposure to consumer cyclical stocks, than the Russell 2000 Growth Index. At the same time, we continue to highlight some encouraging trends, such as the rapid adoption of new electronic products by consumers, that may lead to investment opportunities independent of an economic recovery.

In addition, we are mindful of the rapid pace of change in the financial markets. Market leadership shifted quickly from one industry group to another during 2001, and we believe that the same may occur in 2002. Consequently, we remain focused on identifying companies with what we believe are strong fundamentals and continue to employ a rigorous discipline with respect to valuation.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

(3) SOURCE: LIPPER INC. -- THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Founders Discovery Portfolio Initial shares and Service shares and the Russell 2000 Index

--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                               Inception                              From

                                 Date              1 Year           Inception
-------------------------------------------------------------------------------

INITIAL SHARES                 12/15/99           (18.52)%          (11.00)%

SERVICE SHARES                 12/15/99           (18.77)%          (11.13)%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS DISCOVERY PORTFOLIO ON 12/15/99 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL



SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--88.4%                                                                             Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.4%

Alliant Techsystems                                                                                 820  (a)              63,304

BANKS--.7%

Southwest Bancorporation of Texas                                                                 4,140  (a)             125,318

BIOTECHNOLOGY--.5%

Celgene                                                                                           1,359  (a)              43,379

Cephalon                                                                                            640  (a)              48,374

                                                                                                                          91,753

BROADCASTING--1.9%

Mediacom Communications                                                                           8,830  (a)             161,236

Radio One, Cl. D                                                                                  9,070  (a)             163,351

                                                                                                                         324,587

COMMUNICATION EQUIPMENT--5.5%

DMC Stratex Networks                                                                             33,082  (a)             257,378

Harris                                                                                            4,656                  142,055

REMEC                                                                                            20,828  (a)             208,072

SonicWALL                                                                                        14,570  (a)             283,241

Terayon Communication Systems                                                                     8,700  (a)              71,958

                                                                                                                         962,704

COMPUTERS--10.3%

Advent Software                                                                                   3,970  (a)             198,301

BARRA                                                                                             2,120  (a)              99,831

Documentum                                                                                       14,830  (a)             322,108

Enterasys Networks                                                                                5,630  (a)              49,825

Informatica                                                                                       6,990  (a)             101,425

Lawson Software                                                                                   5,000                   78,750

MSC.Software                                                                                      4,240  (a)              66,144

Macrovision                                                                                       6,266  (a)             220,689

NetScreen Technologies                                                                              270                    5,975

Riverstone Networks                                                                               5,850                   97,110

Secure Computing                                                                                 11,441  (a)             235,113

Stellent                                                                                          6,350  (a)             187,706

WebEx Communications                                                                              5,340  (a)             132,699

                                                                                                                       1,795,676

CONSUMER FINANCE--.6%

AmeriCredit                                                                                       3,400  (a)             107,270

DISTRIBUTORS--1.8%

Patterson Dental                                                                                  1,942  (a)              79,486


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTORS (CONTINUED)

Performance Food Group                                                                            6,845  (a)             240,739

                                                                                                                         320,225

ELECTRICAL EQUIPMENT--.4%

Plexus                                                                                            2,380  (a)              63,213

ELECTRONICS--5.7%

AXT                                                                                               7,701  (a)             111,125

Aeroflex                                                                                          9,060  (a)             171,506

Arrow Electronics                                                                                 3,160  (a)              94,484

Centillium Communications                                                                         9,490  (a)              74,591

Cree                                                                                              3,954  (a)             116,485

FEI                                                                                               1,750  (a)              55,142

Ixia                                                                                              9,020  (a)             115,907

MKS Instruments                                                                                   1,620  (a)              43,789

Microtune                                                                                         6,440  (a)             151,082

Vitesse Semiconductor                                                                             4,470  (a)              55,696

                                                                                                                         989,807

ENGINEERING & CONSTRUCTION--1.7%

Dycom Industries                                                                                  2,530  (a)              42,276

Jacobs Engineering Group                                                                          1,140  (a)              75,240

Quanta Services                                                                                  10,983  (a)             169,468

                                                                                                                         286,984

HEALTH CARE--19.2%

Accredo Health                                                                                    7,167  (a)             284,530

Albany Molecular Research                                                                         2,368  (a)              62,728

American Pharmaceutical Partners                                                                  4,460                   92,768

AmeriPath                                                                                         5,230  (a)             167,412

CIMA Labs                                                                                         2,750  (a)              99,412

Charles River Laboratories International                                                          3,230  (a)             108,140

Community Health Systems                                                                         10,570  (a)             269,535

Covance                                                                                           5,870  (a)             133,249

Cytyc                                                                                            16,490  (a)             430,389

Endo Pharmaceuticals Holdings                                                                     7,370  (a)              86,008

First Health Group                                                                                5,690  (a)             140,771

Integra LifeSciences Holdings                                                                     4,210  (a)             110,891

LifePoint Hospitals                                                                               4,020  (a)             136,841

Lumenis                                                                                           6,700  (a)             131,990

Medicis Pharmaceutical, Cl. A                                                                     2,910  (a)             187,957

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Pharmaceutical Resources                                                                          7,220  (a)             244,036

Priority Healthcare, Cl. B                                                                        1,230  (a)              43,284

Province Healthcare                                                                               2,220  (a)              68,509

QIAGEN                                                                                            3,900  (a)              72,384

SICOR                                                                                            12,696  (a)             199,073

Taro Pharmaceutical Industries                                                                    5,200  (a)             207,740

Varian Medical Systems                                                                              760  (a)              54,158

                                                                                                                       3,331,805

INSURANCE BROKERS--.4%

Gallagher (Arthur J.) & Co.                                                                       2,170                   74,843

LEISURE TIME--1.2%

Direct Focus                                                                                      3,890  (a)             121,368

United Defense Industries                                                                         4,170                   87,779

                                                                                                                         209,147

LODGING--1.2%

Hotel Reservations Network, Cl. A                                                                 4,620  (a)             212,520

MACHINERY--.4%

Global Power Equipment Group                                                                      4,510                   67,875

MANUFACTURING--2.6%

Armor Holdings                                                                                    3,130  (a)              84,479

AstroPower                                                                                        2,614  (a)             105,684

Optimal Robotics, Cl. A                                                                           4,592  (a)             162,786

Roper Industries                                                                                  1,850                   91,575

                                                                                                                         444,524

METAL FABRICATORS--.7%

Shaw Group                                                                                        4,740  (a)             111,390

OIL AND GAS--.7%

Hanover Compressor                                                                                2,150  (a)              54,309

National-Oilwell                                                                                  3,184  (a)              65,622

                                                                                                                         119,931

RESTAURANTS--2.7%

CEC Entertainment                                                                                 4,360  (a)             189,180

Ruby Tuesday                                                                                     13,430                  277,061

                                                                                                                         466,241

RETAIL--10.0%

American Eagle Outfitters                                                                         6,790  (a)             177,694

CDW Computer Centers                                                                              1,922  (a)             103,231


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

Cost Plus                                                                                         5,730  (a)             151,845

Duane Reade                                                                                       3,440  (a)             104,404

Fastenal                                                                                          1,420                   94,331

Insight Enterprises                                                                              17,848  (a)             439,061

Talbots                                                                                           3,910                  141,738

Tech Data                                                                                         3,030  (a)             131,138

Tweeter Home Entertainment Group                                                                  4,288  (a)             124,352

Ultimate Electronics                                                                              5,128  (a)             153,840

Whole Foods Market                                                                                2,380  (a)             103,673

                                                                                                                       1,725,307

SEMICONDUCTORS & EQUIPMENT--2.0%

Brooks Automation                                                                                 2,189  (a)              89,027

EMCORE                                                                                            4,734  (a)              63,672

Entegris                                                                                          6,410  (a)              70,254

PRI Automation                                                                                    3,380  (a)              69,121

Therma-Wave                                                                                       3,938  (a)              58,755

                                                                                                                         350,829

SERVICES--11.0%

AMN Healthcare Services                                                                           3,850                  105,490

Braun Consulting                                                                                  8,441  (a)              29,966

Career Education                                                                                  3,260  (a)             111,753

Corinthian Colleges                                                                               6,730  (a)             275,190

Corporate Executive Board                                                                         1,146  (a)              42,058

Cross Country                                                                                     5,480                  145,220

Education Management                                                                              4,590  (a)             166,387

ITT Educational Services                                                                          6,850  (a)             252,559

Investment Technology Group                                                                       2,985  (a)             116,624

Keane                                                                                             3,940  (a)              71,038

MAXIMUS                                                                                           3,280  (a)             137,957

Management Network Group                                                                          7,299  (a)              50,363

Rent-A-Center                                                                                     7,500  (a)             251,775

Strayer Education                                                                                 2,620                  127,646

Titan                                                                                             1,240  (a)              30,938

                                                                                                                       1,914,964

TELECOMMUNICATIONS--1.0%

Powerwave Technologies                                                                           10,060  (a)             173,837

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXTILES--.9%

Columbia Sportswear                                                                               4,640  (a)             154,512

TRUCKERS--2.4%

C.H. Robinson Worldwide                                                                           9,258                  267,695

Werner Enterprises                                                                                6,270                  152,361

                                                                                                                         420,056

WASTE MANAGEMENT--2.5%

Stericycle                                                                                        4,090  (a)             248,999

Waste Connections                                                                                 5,960  (a)             184,700

                                                                                                                         433,699

TOTAL COMMON STOCKS

   (cost $14,733,096)                                                                                                 15,342,321
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--11.2%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES;

Federal Home Loan Mortgage Corporation

  1.45%, 1/2/2002

   (cost $1,939,922)                                                                          1,940,000                1,939,922
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $16,673,018)                                                              99.6%               17,282,243

CASH AND RECEIVABLES (NET)                                                                          .4%                   71,761

NET ASSETS                                                                                       100.0%               17,354,004

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                              Cost         Value

-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  16,673,018  17,282,243

Cash                                                                     74,329

Receivable for investment securities sold                                52,457

Receivable for shares of Beneficial Interest subscribed                  11,861

Dividends receivable                                                      1,097

Prepaid expenses                                                          1,028

                                                                      17,423,015

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            18,504

Payable for shares of Beneficial Interest redeemed                       16,797

Accrued expenses                                                         33,710

                                                                          69,011

-------------------------------------------------------------------------------

NET ASSETS ($)                                                       17,354,004
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      23,335,952

Accumulated net realized gain (loss) on investments                  (6,591,173

Accumulated net unrealized appreciation
  (depreciation) on investments                                         609,225
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       17,354,004

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares

-------------------------------------------------------------------------------

Net Assets ($)                                         14,754,869      2,599,135

Shares Outstanding                                      1,504,790        265,655
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                9.81          9.78

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                84,798

Cash dividends                                                           9,334

TOTAL INCOME                                                            94,132

EXPENSES:

Investment advisory fee--Note 3(a)                                     137,221

Prospectus and shareholders' reports                                    41,965

Auditing fees                                                           24,693

Custodian fees--Note 3(b)                                               19,431

Distribution fees--Note 3(b)                                             2,872

Legal fees                                                               2,676

Registration fees                                                        1,522

Trustees' fees and expenses--Note 3(c)                                     273

Loan commitment fees--Note 2                                               182

Shareholder servicing costs--Note 3(b)                                     147

Miscellaneous                                                            1,036

TOTAL EXPENSES                                                         232,018

Less--waiver of fees due to
  undertaking--Note 3(a)                                               (18,246)

NET EXPENSES                                                           213,772

INVESTMENT (LOSS)                                                     (119,640)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (4,535,106)

Net unrealized appreciation (depreciation) on investments            1,679,769

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,855,337)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,974,977)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (119,640)             (44,229)

Net realized gain (loss) on investments       (4,535,106)          (2,053,587)

Net unrealized appreciation (depreciation)
   on investments                              1,679,769           (1,286,267)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (2,974,977)          (3,384,083)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                         --              (1,280)

Net realized gain on investments:

Initial shares                                         --              (8,320)

TOTAL DIVIDENDS                                        --              (9,600)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  6,101,009          17,975,727

Service shares                                  2,745,217                500

Dividends reinvested:

Initial shares                                         --              9,600

Cost of shares redeemed:

Initial shares                                (2,337,131)         (2,854,260)

Service shares                                  (140,798)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            6,368,297          15,131,567

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,393,320          11,737,884
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           13,960,684           2,222,800

END OF PERIOD                                 17,354,004          13,960,684
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                      592,255           1,230,488

Shares issued for dividends reinvested               --                  554

Shares redeemed                                 (247,406)           (231,101)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    344,849             999,941
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                      279,296                 42

Shares redeemed                                  (13,683)                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    265,613                 42

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                                  Year Ended December 31,
                                                                                       --------------------------------------------

INITIAL SHARES                                                                         2001           2000             1999 a
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  12.04          13.89             12.50

Investment Operations:

Investment income (loss)--net                                                          (.08)(b)       (.08)(b)           .01

Net realized and unrealized gain (loss)
   on investments                                                                     (2.15)         (1.71)             1.38

Total from Investment Operations                                                      (2.23)         (1.79)             1.39

Distributions:

Dividends from investment income--net                                                    --           (.01)               --

Dividends from net realized gain on investments                                          --           (.05)               --

Total Distributions                                                                      --           (.06)               --

Net asset value, end of period                                                         9.81          12.04             13.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (18.52)        (13.02)            11.12 c
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.39           1.41               .07(c)

Ratio of net investment income (loss)
   to average net assets                                                               (.77)          (.60)              .06(c)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                                              .11            .52              1.45(c)

Portfolio Turnover Rate                                                              106.00         123.96              7.49(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                14,755         13,960             2,223

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                         Year Ended December 31,
                                                        -----------------------

SERVICE SHARES                                            2001         2000 a
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        12.04        12.04

Investment Operations:

Investment (loss)                                            (.09)(b)      --

Net realized and unrealized gain (loss)
   on investments                                           (2.17)         --

Total from Investment Operations                            (2.26)         --

Net asset value, end of period                               9.78        12.04
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           (18.77)         --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.49          --

Ratio of investment (loss)
   to average net assets                                    (1.02)         --

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                    .28          --

Portfolio Turnover Rate                                    106.00       123.96
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       2,599           1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders Discovery Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $3,220 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $5,942,508 and unrealized appreciation $277,679. In addition, the portfolio had $317,119 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $1,024,575 of the carryover expires in fiscal 2008 and $4,917,933 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $0 and $9,600.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $119,640, decreased accumulated net realized gain (loss) on investments by $23 and decreased paid-in capital by $119,617. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio' s average daily net assets and is payable monthly.

Dreyfus has agreed from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees of $18,246, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $2,872 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $118 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $19,431 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $19,847,902 and $14,044,608, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was $609,225, consisting of $2,158,552 gross unrealized appreciation and $1,549,327 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Founders Discovery Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Discovery Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Discovery Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York

February 8, 2002



BOARD MEMBERS INFORMATION (Unaudited)

                                                                                                                  No. of Portfolios
Name (age)                    Principal Occupation               Other Directorships                               for which Board
Position, (held since)        During Past 5 Years                And Affiliations                                   Member Serves

Joseph S. DiMartino (58)      o Chairman of the Board of various o The Muscular Dystrophy Association                    190
Chairman of the Board (1998)    funds in the Dreyfus Family of   o Plan Vista Corporation (formerly HealthPlan
                                Funds                              Services Corporation), a provider of marketing,
                                                                   administrative and risk management services to
                                                                   health and other benefit programs
                                                                 o Carlyle Industries, Inc., button packager and
                                                                   distributor
                                                                 o Century Business Services, Inc., a provider
                                                                   of various outsourcing functions for small
                                                                   and medium size companies
                                                                 o The Newark Group, a privately held company
                                                                   providing a national network of paper recovery
                                                                   facilities, paperboard mills and paperboard
                                                                   converting plants
                                                                 o QuikCAT.com, Inc., a private company engaged in
                                                                   the development of high speed movement, routing,
                                                                   storage and encryption of data across all modes
                                                                   of data transport

Clifford L. Alexander (68)    o President of Alexander &         o American Home Products Corporation                     49
Board Member (1998)             Associates, Inc., a management   o IMS Health, a service provider of
                                consulting firm                    marketing information and information
                              o Chairman of the Board of Moody's   technology
                                Corporation                      o WorldCOM
                                (October 2000-Present)           o Mutual of America Life Insurance Company
                              o Chairman of the Board and Chief
                                Executive Officer of The Dun and
                                Bradstreet Corporation
                                (October 1999-September 2000)

Lucy Wilson Benson (74)       o President of Benson and          o COMSAT Corporation, a telecommunications               35
Board Member (1998)             Associates, consultants to         company
                                business and government          o Alfred P. Sloan Foundation
                              o Vice Chairman of the Citizens    o Lafayette College
                                Network for Foreign Affairs      o A member of the council of foreign relations
                              o Vice Chairman of the Atlantic
                                Council of the U.S.


Once elected, all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000

     Chairman of the Board, Chief Operating Officer and Chief Investment Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 60 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable

Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios, Founders Discovery Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  193AR1201



Dreyfus
Investment Portfolios,
Founders Growth Portfolio

ANNUAL REPORT December 31, 2001


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                  THE PORTFOLIO

------------------------------------------------------------

                        2     Letter from the Chairman

                        3     Discussion of Performance

                        6     Portfolio Performance

                        8     Statement of Investments

                        12    Statement of Assets and Liabilities

                        13    Statement of Operations

                        14    Statement of Changes in Net Assets

                        16    Financial Highlights

                        18    Notes to Financial Statements

                        24    Report of Independent Auditors

                        25    Important Tax Information

                        26    Board Members Information

                        27    Officers of the Fund

                              FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                   The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                      Founders Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Founders Growth Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John Jares, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the large-cap sector of the U.S. stock market posted its second consecutive year of negative returns, led lower by persistent declines among technology and telecommunications stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF PERFORMANCE

John Jares, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Growth Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio's Initial shares produced a total return of -20.03% and its Service shares produced a total return of -20.16%.(1) In contrast, the Standard & Poor's 500 BARRA/Growth Index (the "Index"), the portfolio's benchmark, produced a total return of -12.73% for the same period.(2)

Despite several interest-rate reductions by the U.S. Federal Reserve Board (the " Fed" ), corporate profits remained sluggish throughout the year, taking a particularly harsh toll on growth-oriented stocks. The portfolio's performance lagged behind that of its benchmark primarily because of the portfolio's heavy emphasis on technology and telecommunications shares, which performed poorly for most of the year.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-managed growth companies whose performance is not entirely dependent upon the fortunes of the economy. Utilizing a "bottom-up" approach, we focus on individual stock selection rather than on forecasting stock market trends. We look for high quality, proven companies with an established track record of sustained earnings growth in excess of industry averages. The companies we select must have a sustainable competitive advantage, such as a dominant brand name, a high barrier to entry from competition and/or large untapped market opportunities. Rather than a short-term focus on next quarter' s profits, we look at a company for its long-term potential and its earning power over the next three to five years.

What other factors influenced the portfolio's performance?

The portfolio' s performance during the reporting period was affected by the economic downturn, in which growth-oriented stocks gener The Portfoli

DISCUSSION OF PERFORMANCE (CONTINUED)

ally suffered more than value-oriented stocks. A company that has been growing at a fast rate typically has a high stock price reflecting that growth. However, if that company's growth slows or stops even temporarily because of a recession, the stock price has a long way to fall. On the other hand, a relatively slow-growing, value-oriented company' s stock price is already low, so it has less room to fall when a recession occurs. That' s why growth portfolios generally have not performed as well as value portfolios during 2001.

Technology and telecommunications stocks ranked among the fastest growing groups during the late 1990s. However, technology and telecommunications stocks -- in which the portfolio had a higher percentage of assets than the Index -- fell sharply after reaching their peak in March 2000 and remained out of favor for most of 2001 with investors. Another factor hurting the portfolio was its move into pharmaceutical companies during the middle of 2001. Although pharmaceutical stocks are generally considered defensive investments, some large drug companies saw their stock prices weaken when it became clear that they had relatively few products under development to replace those which had expiring patents.

Even in a recession, though, some businesses find a way to be successful, often by taking market share away from weaker competitors. Such was the case with Lowe' s Companies, a retailer of home improvement products and one of the portfolio' s top performers during the year. The company benefited from the home refinancing boom, and its revenues and earnings grew as the company expanded to larger cities. Another retailer that has done well is Best Buy, which has benefited from the shift towards digital technology products and has gained market share in a tough retailing environment. In addition, the Federal National Mortgage Association (" Fannie Mae" ) and the Federal Home Loan Mortgage Corporation (" Freddie Mac" ) have benefited from lower interest rates and the home refinancing boom.

What is the portfolio's current strategy?

Despite the current economic slump, we have continued to look for companies that we believe can grow their earnings at a double-digit rate and have dominant positions in their markets and little debt. While we have found companies meeting these criteria, it is difficult for stocks to do well unless investors see better days ahead.

As 2001 ends, we have seen hopeful signs that the economy may improve. There are many companies that look very attractive to us from a pricing perspective. While we cannot guarantee that the economy or stock market will recover in 2002, the portfolio is currently positioned for a rebound by emphasizing stocks in groups, such as financial services, retailing and technology, that tend to do well in a growing business environment.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD AND POOR'S 500/BARRA GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX THAT HAVE HIGH PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of a $10,000 investment in Dreyfus Investment Portfolios, Founders Growth Portfolio Initial shares and Service shares and the Standard & Poor's 500/BARRA Growth Index

--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                       Inception                              From

                         Date              1 Year           Inception
-----------------------------------------------------------------------------

INITIAL SHARES          9/30/98           (20.03)%            1.65%

SERVICE SHARES          9/30/98           (20.16)%            1.60%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS GROWTH PORTFOLIO ON 9/30/98 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE STANDARD AND POOR'S 500/BARRA GROWTH INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM

DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX THAT HAVE HIGH PRICE-TO-BOOK RATIOS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

December 31, 2001

COMMON STOCKS--82.8%                                                                             Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

ALUMINUM--.3%

Alcoa                                                                                             2,539                   90,261

BANKING--1.5%

Bank of America                                                                                   2,272                  143,022

Northern Trust                                                                                    3,929                  236,604

State Street                                                                                      1,531                   79,995

                                                                                                                         459,621

BEVERAGES--2.5%

Coca-Cola                                                                                         4,058                  191,335

PepsiCo                                                                                          11,235                  547,032

                                                                                                                         738,367

BIOTECHNOLOGY--2.8%

Amgen                                                                                             8,965  (a)             505,985

Serono, ADR                                                                                      15,323                  340,017

                                                                                                                         846,002

BROADCASTING--1.6%

Clear Channel Communications                                                                      3,486  (a)             177,472

Comcast, Cl. A                                                                                    8,616  (a)             310,176

                                                                                                                         487,648

BUILDING MATERIALS--.2%

Masco                                                                                             2,786                   68,257

COMMUNICATIONS EQUIPMENT--1.9%

Nokia, ADR                                                                                       11,795                  289,331

QUALCOMM                                                                                          5,400  (a)             272,700

                                                                                                                         562,031

COMPUTERS--19.7%

Adobe Systems                                                                                     4,774                  148,233

Brocade Communications Systems                                                                   10,892  (a)             360,743

Check Point Software Technologies                                                                 7,089  (a)             282,780

Cisco Systems                                                                                    42,252  (a)             765,184

Dell Computer                                                                                    13,511  (a)             367,229

International Business Machines                                                                   4,731                  572,262

Mercury Interactive                                                                               5,420  (a)             184,172

Microsoft                                                                                        18,329  (a)           1,214,663

Oracle                                                                                           28,563  (a)             394,455

PeopleSoft                                                                                       10,325  (a)             415,065

Retek                                                                                             5,012  (a)             149,708


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

COMPUTERS (CONTINUED)

Siebel Systems                                                                                   16,336  (a)             457,081

VERITAS Software                                                                                 11,988  (a)             537,302

                                                                                                                       5,848,877

CONSUMER FINANCE--1.0%

MBNA                                                                                              8,476                  298,355

ELECTRICAL EQUIPMENT--4.4%

Celestica                                                                                         6,242  (a)             252,114

Flextronics International                                                                         9,700  (a)             232,703

General Electric                                                                                 20,711                  830,097

                                                                                                                       1,314,914

ELECTRONICS--10.6%

Altera                                                                                           19,052  (a)             404,283

Analog Devices                                                                                    3,638  (a)             161,491

Intel                                                                                            22,444                  705,864

Linear Technology                                                                                 7,702                  300,686

Maxim Integrated Products                                                                         3,428  (a)             180,004

Micron Technology                                                                                 5,473  (a)             169,663

STMicroelectronics                                                                                9,061                  286,962

Taiwan Semiconductor Manufacturing, ADR                                                           4,849  (a)              83,257

Texas Instruments                                                                                17,044                  477,232

Xilinx                                                                                            9,435  (a)             368,437

                                                                                                                       3,137,879

ENTERTAINMENT--3.1%

AOL Time Warner                                                                                  16,958  (a)             544,352

Viacom, Cl. B                                                                                     4,082  (a)             180,220

Walt Disney                                                                                       9,189                  190,396

                                                                                                                         914,968

EQUIPMENT--.6%

Novellus Systems                                                                                  4,581  (a)             180,721

FINANCIAL--4.2%

Citigroup                                                                                        11,788                  595,058

Goldman Sachs Group                                                                               1,766                  163,797

J.P. Morgan Chase & Co.                                                                           7,312                  265,791

Merrill Lynch & Co.                                                                               4,044                  210,773

                                                                                                                       1,235,419

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
---------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--8.3%

Abbott Laboratories                                                                               3,887                  216,700

American Home Products                                                                            5,442                  333,921

Baxter International                                                                              3,438                  184,380

Becton, Dickinson & Co.                                                                           3,014                   99,914

Boston Scientific                                                                                 4,818  (a)             116,210

Johnson & Johnson                                                                                 6,194                  366,065

Medtronic                                                                                         2,369                  121,317

Pfizer                                                                                           14,912                  594,243

Pharmacia                                                                                         4,885                  208,345

UnitedHealth Group                                                                                3,214                  227,455

                                                                                                                       2,468,550

HOUSEHOLD PRODUCTS--.6%

Colgate-Palmolive                                                                                 3,076                  177,639

INSURANCE--2.1%

American International Group                                                                      5,447                  432,492

Marsh & McLennan Cos.                                                                             1,797                  193,088

                                                                                                                         625,580

MANUFACTURING--2.7%

Tyco International                                                                                9,875                  581,638

United Technologies                                                                               3,318                  214,442

                                                                                                                         796,080

PUBLISHING--.3%

Gannett                                                                                           1,533                  103,064

RAILROADS--1.1%

Union Pacific                                                                                     5,487                  312,759

RETAIL--8.7%

Best Buy                                                                                          4,000  (a)             297,920

Costco Wholesale                                                                                  5,932  (a)             263,262

Home Depot                                                                                       10,371                  529,025

Kohl's                                                                                            3,762  (a)             264,995

Lowe's Cos.                                                                                       4,719                  219,009

Safeway                                                                                           2,417  (a)             100,910

Walgreen                                                                                          4,170                  140,362

Wal-Mart Stores                                                                                  13,672                  786,824

                                                                                                                       2,602,307

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

SERVICES--2.3%

Cendant                                                                                          16,677  (a)             327,036

Cintas                                                                                            1,840                   89,038

Computer Sciences                                                                                   160  (a)               7,837

H&R Block                                                                                         3,713                  165,971

Omnicom Group                                                                                     1,134                  101,323

                                                                                                                         691,205

SHIPPING--1.3%

Royal Caribbean Cruises                                                                          23,554                  381,575

TELECOMMUNICATIONS--.4%

Sprint (PCS Group)                                                                                5,296  (a)             129,275

TOBACCO--.6%

Philip Morris Cos.                                                                                3,569                  163,639

TOTAL COMMON STOCKS

   (cost $22,825,461)                                                                                                 24,634,993
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--17.7%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTES;

Federal Home Loan Mortgage Corporation,

  1.45%, 1/2/2002

   (cost $5,259,788)                                                                          5,260,000                5,259,788
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $28,085,249)                                                              100.5%              29,894,781

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.5%)               (140,946)

NET ASSETS                                                                                        100.0%              29,753,835

(A)   NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                              Cost         Value

--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  28,085,249  29,894,781

Cash                                                                    120,889

Receivable for investment securities sold                               357,144

Dividends receivable                                                     15,816

Prepaid expenses                                                            207

                                                                      30,388,837

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            18,003

Payable for investment securities purchased                             585,547

Payable for shares of Beneficial Interest redeemed                           58

Accrued expenses                                                         31,394

                                                                         635,002

--------------------------------------------------------------------------------

NET ASSETS ($)                                                       29,753,835
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      42,621,146

Accumulated undistributed investment income--net                         19,603

Accumulated net realized gain (loss) on investments                 (14,696,446)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                      1,809,532
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       29,753,835

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares

--------------------------------------------------------------------------------

Net Assets ($)                                        25,606,605       4,147,230

Shares Outstanding                                     2,176,008         352,802
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              11.77           11.76

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         155,516

Interest                                                               148,102

TOTAL INCOME                                                           303,618

EXPENSES:

Investment advisory fee--Note 3(a)                                     214,580

Prospectus and shareholders' reports                                    36,075

Auditing fees                                                           29,331

Custodian fees--Note 3(b)                                               16,223

Legal fees                                                              10,227

Distribution fees--Note 3(b)                                             4,539

Trustees' fees and expenses--Note 3(c)                                   1,922

Registration fees                                                        1,843

Shareholder servicing costs--Note 3(b)                                     729

Loan commitment fees--Note 2                                               389

Miscellaneous                                                              951

TOTAL EXPENSES                                                         316,809

Less--waiver of fees due to undertaking--Note 3(a)                     (34,127)

NET EXPENSES                                                           282,682

INVESTMENT INCOME--NET                                                  20,936
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (9,372,347)

Net unrealized appreciation (depreciation) on investments            2,834,362

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (6,537,985)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (6,517,049)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             20,936               21,916

Net realized gain (loss) on investments        (9,372,347)          (5,268,122)

Net unrealized appreciation (depreciation)
   on investments                               2,834,362           (2,998,632)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (6,517,049)          (8,244,838)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (21,791)                  --

Service shares                                       (438)                  --

Net realized gain on investments:

Initial shares                                         --              (86,561)

TOTAL DIVIDENDS                                   (22,229)             (86,561)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  6,773,264           34,634,389

Service shares                                  4,274,009                  250

Dividends reinvested:

Initial shares                                     21,791               86,561

Service shares                                        438                   --

Cost of shares redeemed:

Initial shares                                 (3,263,377)          (5,291,644)

Service shares                                    (95,938)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             7,710,187           29,429,556

TOTAL INCREASE (DECREASE) IN NET ASSETS         1,170,909           21,098,157
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            28,582,926            7,484,769

END OF PERIOD                                  29,753,835           28,582,926

Undistributed investment income-net                19,603               21,916


                                                       Year Ended December 31,
                                                --------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       519,383            1,841,798

Shares issued for dividends reinvested              1,834                4,166

Shares redeemed                                  (285,622)            (282,279)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     235,595            1,563,685
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       360,893                   17

Shares issued for dividends reinvested                 37                   --

Shares redeemed                                    (8,145)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     352,785                   17

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                         Year Ended December 31,
                                                                 -------------------------------------------------------------------

INITIAL SHARES                                                       2001             2000             1999           1998 a
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                14.73            19.87            15.90          12.50

Investment Operations:

Investment income (loss)--net                                         .01(b)           .02(b)          (.02)(b)        .01

Net realized and unrealized gain (loss)
   on investments                                                   (2.96)           (5.03)            5.79           3.39

Total from Investment Operations                                    (2.95)           (5.01)            5.77           3.40

Distributions:

Dividends from investment income--net                                (.01)              --             (.01)            --

Dividends from net realized gain
   on investments                                                      --             (.13)           (1.79)            --

Total Distributions                                                  (.01)            (.13)           (1.80)            --

Net asset value, end of period                                      11.77            14.73            19.87          15.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   (20.03)          (25.40)           39.01          27.20 c
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .99              .97             1.00            .25 c

Ratio of net investment income (loss)
   to average net assets                                              .08              .11             (.11)           .05 c

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                            .10              .11             1.33            .31 c

Portfolio Turnover Rate                                            180.84           171.96           115.08          75.65 c
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              25,607           28,583            7,485          2,544

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                        Year Ended December 31,
                                                   -----------------------------

SERVICE SHARES                                            2001          2000 a
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        14.73       14.73

Investment Operations:

Investment (loss)                                            (.00)(b,c)    --

Net realized and unrealized gain (loss)
   on investments                                           (2.96)         --

Total from Investment Operations                            (2.96)         --

Distributions:

Dividends from investment income--net                        (.01)         --

Net asset value, end of period                              11.76       14.73
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           (20.16)         --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.00          --

Ratio of investment (loss)
   to average net assets                                     (.01)         --

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                    .40          --

Portfolio Turnover Rate                                    180.84      171.96
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       4,147          --(d)

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) AMOUNT REPRESENTS LESS THAN ($.01) PER SHARE.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) AMOUNT REPRESENTS LESS THAN $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Founders Growth Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares:
Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions   are  recorded  on  the  identified  cost  basis.   The  Portfoli

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $6,628 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $19,603, accumulated capital losses $13,171,106 and unrealized appreciation $431,443. In addition, the portfolio had $147,251 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $1,609,264 of the carryover expires in fiscal 2008 and $11,561,842 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $22,229 and $78,036 and long-term capital gains $0 and $8,525.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio decreased accumulated undistributed investment income-net by $1,020 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the
average    daily    net    assets    of    their    class.     The    Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended December 31, 2001, Dreyfus waived receipt of fees of $34,127, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million  . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $4,539 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $132 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $16,223 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $49,751,850 and $44,509,885, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was $1,809,532, consisting of $2,550,808 gross unrealized appreciation and $741,276 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Founders Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Growth Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Growth Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York

February 8, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)

                                                                                                                  No. of Portfolios
Name (age)                    Principal Occupation               Other Directorships                               for which Board
Position, (held since)        During Past 5 Years                And Affiliations                                   Member Serves

Joseph S. DiMartino (58)      o Chairman of the Board of various o The Muscular Dystrophy Association                    190
Chairman of the Board (1998)    funds in the Dreyfus Family of   o Plan Vista Corporation (formerly HealthPlan
                                Funds                              Services Corporation), a provider of marketing,
                                                                   administrative and risk management services to
                                                                   health and other benefit programs
                                                                 o Carlyle Industries, Inc., button packager and
                                                                   distributor
                                                                 o Century Business Services, Inc., a provider
                                                                   of various outsourcing functions for small
                                                                   and medium size companies
                                                                 o The Newark Group, a privately held company
                                                                   providing a national network of paper recovery
                                                                   facilities, paperboard mills and paperboard
                                                                   converting plants
                                                                 o QuikCAT.com, Inc., a private company engaged in
                                                                   the development of high speed movement, routing,
                                                                   storage and encryption of data across all modes
                                                                   of data transport

Clifford L. Alexander (68)    o President of Alexander &         o American Home Products Corporation                     49
Board Member (1998)             Associates, Inc., a management   o IMS Health, a service provider of
                                consulting firm                    marketing information and information
                              o Chairman of the Board of Moody's   technology
                                Corporation                      o WorldCOM
                                (October 2000-Present)           o Mutual of America Life Insurance Company
                              o Chairman of the Board and Chief
                                Executive Officer of The Dun and
                                Bradstreet Corporation
                                (October 1999-September 2000)

Lucy Wilson Benson (74)       o President of Benson and          o COMSAT Corporation, a telecommunications               35
Board Member (1998)             Associates, consultants to         company
                                business and government          o Alfred P. Sloan Foundation
                              o Vice Chairman of the Citizens    o Lafayette College
                                Network for Foreign Affairs      o A member of the council of foreign relations
                              o Vice Chairman of the Atlantic
                                Council of the U.S.

Once elected, all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Operating Officer and Chief Investment Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since June 1977

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 60 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios, Founders Growth Portfolio 200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  176AR1201


Dreyfus
Investment Portfolios,
Founders International Equity Portfolio

ANNUAL REPORT December 31, 2001

YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY


The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                  THE PORTFOLIO

------------------------------------------------------------

                        2     Letter from the Chairman

                        3     Discussion of Performance

                        6     Portfolio Performance

                        8     Statement of Investments

                        12    Statement of Assets and Liabilities

                        13    Statement of Operations

                        14    Statement of Changes in Net Assets

                        16    Financial Highlights

                        18    Notes to Financial Statements

                        23    Report of Independent Auditors

                        24    Board Members Information

                        25    Officers of the Fund

                              FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                   The Portfolio

                                                 Dreyfus Investment Portfolios,

                                        Founders International Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Founders International Equity Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Douglas A. Loeffler, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

2001 was a difficult year for the U.S. and global economies. It was a year in which a long period of global economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which most major international stock markets posted negative returns, led lower by persistent declines among technology and telecommunications stocks.

The past year also reminded investors that some fundamental principles of investing remain unchanged. The merit of a long-term perspective was validated when stocks in Europe, the U.S. and some emerging market countries rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the global bond markets' strong returns, which helped cushion the equity markets' declines for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged in the United States, and equity markets worldwide have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders International Equity Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio produced total returns of -29.56% for its Initial shares and -29.50% for its Service shares.(1) This compares with a -21.40% total return produced by the fund's benchmark, the Morgan Stanley Capital International World ex U.S. Index, for the same period.(2)

We attribute the market and the portfolio's weak performance to slower economic growth and lower corporate earnings worldwide. In addition, a strong U.S. dollar eroded international returns for U.S. investors. The portfolio's returns lagged that of the Index, primarily because the growth-oriented stocks in which the portfolio invested generally remained out of favor among investors.

What is the portfolio's investment approach?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a dominant brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are the marks of companies whose growth, in both revenues and earnings, will exceed that of global industry peers, as well as that of their local markets.

The portfolio will typically hold 60-90 stocks, broadly invested across countries and industries, representing what we believe to be the best The Portfolio

DISCUSSION OF PERFORMANCE (CONTINUED)

growth investment ideas in the world. We generally sell a stock when it reaches its target price or when we determine that circumstances have changed and it will likely not reach the previously set target price.

What other factors influenced the portfolio's performance?

Continuing weakness in the world's economies had a sharply negative effect on the portfolio' s performance during the reporting period, and market sentiment continued to be pessimistic. Concerns grew that the U.S. economy could be entering a longer and deeper recession than many had anticipated. Investors feared that a prolonged recession might severely cut earnings growth, which drives the growth-oriented stocks in which the portfolio primarily invests

In addition to overall market weakness, some of our investment decisions hurt the portfolio's performance. Through much of the reporting period, we focused on traditional growth areas such as telecommunications and technology. Within these areas, we invested the portfolio's assets in companies that we believed would do well even in a weak environment. Unfortunately, some of those investments did not perform as expected.

In addition, we sold some of the portfolio's technology and telecommunications holdings in late September, moving to more defensive industry groups such as industrials and energy companies. However, technology and telecommunications stock prices moved higher in October and November, and the portfolio was not positioned to benefit fully from this rally.

The strength of the U.S. dollar over the reporting period affected all international investments, at least to some extent. Because we typically do not hedge the portfolio' s currency exposure, declines in the value of foreign currencies led to lower returns in U.S. dollar terms.

What is the portfolio's current strategy?

Many central bankers and economic policymakers -- including the Federal Reserve Board in the United States and, to a lesser extent, the European Central Bank -- have responded to economic weakness with aggressive interest-rate cuts. In addition, the possibility of increased government spending and reduced tax rates in the U.S. may lead to a quicker, stronger rebound than many have anticipated.

Nonetheless, we are taking a cautious approach. We believe that this is not an appropriate time to make heroic assumptions about earnings growth. Rather, we have adhered to our long-standing approach of evaluating investments one company at a time. Using this approach, we have continued to find what we believe are high quality growth companies, largely in the technology and telecommunications industry groups, with solid, long-term earnings potential.

In our view, companies that did well during the current downturn are likely to continue to do well in the long run. Accordingly, we have positioned the portfolio to take advantage of opportunities in Japan both in companies with solid domestic operations as well as exporters who we believe should benefit from the cheaper yen. Certain emerging market companies have also presented attractive opportunities, in our view, including Korea' s domestic telecommunications firms and Mexico's domestic retail operations.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Founders International Equity Portfolio Initial shares and Service shares and the Morgan Stanley Capital International World ex U.S. Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                          Inception                              From
                            Date              1 Year           Inception
--------------------------------------------------------------------------------

INITIAL SHARES             9/30/98           (29.56)%            2.21%

SERVICE SHARES             9/30/98           (29.50)%            2.24%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS INTERNATIONAL EQUITY PORTFOLIO ON 9/30/98 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000



INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

December 31, 2001

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

COMMON STOCKS--90.6%                                                                             Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BELGIUM--1.2%

Dexia                                                                                             9,125                  131,394

CANADA--.6%

Bombardier, Cl. B                                                                                 6,500                   67,364

CHINA--.8%

Huaneng Power International, Cl. H                                                              146,000                   87,991

DENMARK--4.7%

Danske Bank                                                                                       8,600                  138,053

Group 4 Falck                                                                                     1,000                  112,009

Novo Nordisk, Cl. B                                                                               2,625                  107,390

TDC                                                                                               4,000                  142,558

                                                                                                                         500,010

FINLAND--2.1%

Nokia, ADR                                                                                        8,900                  218,317

FRANCE--15.5%

Altran Technologies                                                                               1,800                   81,448

Aventis                                                                                           3,375                  239,980

BNP Paribas                                                                                       1,925                  172,491

Beghin-Say                                                                                        2,950                  107,313

JC Decaux                                                                                         2,550                   28,533

Pernod-Ricard                                                                                     2,275                  176,470

Sanofi-Synthelabo                                                                                 2,500                  186,791

Technip-Coflexip                                                                                    433                   57,909

Thomson Multimedia                                                                                2,900  (a)              89,205

TotalFinaElf                                                                                      1,225                  175,190

Vinci                                                                                             2,075                  121,827

Vivendi Environnement                                                                             2,950                   98,528

Vivendi Environnement (Warrants)                                                                  2,950                    1,210

Vivendi Universal                                                                                 1,950                  106,925

                                                                                                                       1,643,820

GERMANY--3.0%

Altana                                                                                            2,050                  102,173

Infineon Technologies                                                                             3,275                   68,620

Muenchener Rueckversicherungs-Gesellschaft                                                          550                  149,566

                                                                                                                         320,359

GREECE--1.1%

Public Power                                                                                      10,625                 113,679


COMMON STOCKS (CONTINUED)                                                                         Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HONG KONG--1.3%

China Unicom, ADR                                                                                12,700  (a)             141,859

INDIA--.6%

Infosys Technologies, ADR                                                                         1,000                   62,000

IRELAND--.9%

Ryanair, ADR                                                                                      2,900  (a)              92,945

ISRAEL--1.2%

Check Point Software Technologies                                                                 3,125  (a)             124,656

ITALY--3.4%

Alleanza Assicurazioni                                                                           13,475                  148,257

Saipem                                                                                           11,350                   55,526

Telecom Italia Mobile                                                                            14,400                   80,475

Telecom Italia Mobile (RNC)                                                                      19,000                   72,844

                                                                                                                         357,102

JAPAN--7.2%

FUJISAWA PHARMACEUTICAL                                                                           4,000                   91,786

HONDA MOTOR                                                                                       2,000                   79,477

HOYA                                                                                              1,400                   83,292

Matsushita Electric Industrial                                                                   10,000                  127,878

Nintendo                                                                                            600                  104,627

NTT DoCoMo                                                                                           12                  140,415

Takeda Chemical Industries                                                                        1,000                   45,057

YAMATO TRANSPORT                                                                                  5,000                   93,838

                                                                                                                         766,370

MEXICO--3.4%

Cemex, ADR                                                                                        4,000                   98,800

Grupo Televisa, ADR                                                                               2,700  (a)             116,586

Wal-Mart de Mexico                                                                               54,500                  149,233

                                                                                                                         364,619

NETHERLANDS--3.9%

Aegon                                                                                             3,825                  103,675

Koninklijke Ahold                                                                                 4,275                  124,563

Koninklijke (Royal) Philips Electronics                                                           3,700                  107,707

STMicroelectronics                                                                                2,425                   77,945

                                                                                                                         413,890

PORTUGAL--1.5%

Brisa-Auto Estradas de Portugal                                                                  38,700                  164,243

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SINGAPORE--1.1%

Flextronics International                                                                         4,625  (a)             110,954

SOUTH KOREA--5.3%

Hyundai Motor                                                                                     5,060                  103,627

Korea Telecom, ADR                                                                               11,450                  232,778

LG Telecom                                                                                       12,000  (a)              75,280

Samsung Electronics                                                                                 730                  155,059

                                                                                                                         566,744

SPAIN--4.2%

Banco Santander Central Hispano                                                                  19,650                  164,863

Gas Natural SDG                                                                                   8,425                  140,469

Industria de Diseno Textil                                                                        7,150                  136,487

                                                                                                                         441,819

SWEDEN--3.0%

ForeningsSparbanken                                                                              11,000                  136,756

Securitas, Cl. B                                                                                  9,250                  176,037

                                                                                                                         312,793

SWITZERLAND--6.4%

Converium                                                                                         1,025                   49,917

Nestle                                                                                              900                  192,264

Serono                                                                                              253                  221,228

Synthes-Stratec                                                                                     310  (b)             216,257

                                                                                                                         679,666

UNITED KINGDOM--18.2%

ARM                                                                                              14,425  (a)              75,416

BAE SYSTEMS                                                                                      22,375                  100,850

Barclays                                                                                          5,950                  197,128

British Sky Broadcasting                                                                          5,525  (a)              60,828

Compass                                                                                          20,250                  151,874

Logica                                                                                           12,325                  114,873

Prudential                                                                                       12,450                  144,322

Reckitt Benckiser                                                                                12,000                  174,756

Rio Tinto                                                                                         9,100                  174,401

Royal & Sun Alliance Insurance                                                                   13,500                   77,608

Shire Pharmaceuticals, ADR                                                                        2,750  (a)             100,650

Sage                                                                                             23,400                   77,867

Telewest Communications                                                                         118,900  (a)             107,356

Tesco                                                                                            32,500                  117,851


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Vodafone                                                                                         95,100                  248,943

                                                                                                                       1,924,723

TOTAL COMMON STOCKS

   (cost $9,140,595)                                                                                                   9,607,317
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--14.2%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AGENCY DISCOUNT NOTE;

Federal Home Loan Mortgage Corporation,

   1.45%, 1/2/2002
   (cost $1,499,940)                                                                          1,500,000                1,499,940
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $10,640,535)                                                             104.8%               11,107,257

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.8%)                (503,858)

NET ASSETS                                                                                       100.0%               10,603,399

(A) NON-INCOME PRODUCING.

(B) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF SECURITIES ACT OF 1933.
THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY
TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 2001, THIS SECURITY AMOUNTED
TO $216,257 OR 2.0% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                              Cost         Value

--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  10,640,535  11,107,257

Cash                                                                    511,122

Dividends receivable                                                      8,921

Prepaid expenses                                                          1,439

                                                                      11,628,739

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             2,303

Payable for investment securities purchased                             965,889

Payable for shares of Beneficial Interest redeemed                           13

Accrued expenses                                                         57,135

                                                                       1,025,340

--------------------------------------------------------------------------------

NET ASSETS ($)                                                       10,603,399
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      15,249,382

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (5,112,772)

Accumulated net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                     466,789
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       10,603,399

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares

--------------------------------------------------------------------------------

Net Assets ($)                                          9,099,269      1,504,130

Shares Outstanding                                        759,894        125,582
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               11.97         11.98

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $13,267 foreign taxes withheld at source)       101,615

Interest                                                                49,109

TOTAL INCOME                                                           150,724

EXPENSES:

Investment advisory fee--Note 3(a)                                     111,393

Custodian fees                                                          65,386

Auditing fees                                                           31,299

Prospectus and shareholders' reports                                    27,992

Legal fees                                                               2,533

Distribution fees--Note 3(b)                                             1,816

Registration fees                                                          662

Shareholder servicing costs--Note 3(b)                                     530

Trustees' fees and expenses--Note 3(c)                                     406

Loan commitment fees--Note 2                                               155

Miscellaneous                                                            7,988

TOTAL EXPENSES                                                         250,160

Less--waiver of fees due to
  undertaking--Note 3(a)                                               (83,071)

NET EXPENSES                                                           167,089

INVESTMENT (LOSS)                                                      (16,365)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (4,203,196)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    166,599

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (4,036,597)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (4,052,962)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                --------------------------------

                                                      2001              2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     (16,365)               1,811

Net realized gain (loss) on investments        (4,203,196)            (899,661)

Net unrealized appreciation (depreciation)
on investments                                    166,599           (1,007,466)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (4,052,962)          (1,905,316)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (3,830)                  --

Service shares                                      (111)                  --

Net realized gain on investments:

Initial shares                                          --           (343,289)

TOTAL DIVIDENDS                                   (3,941)            (343,289)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                   3,190,890         13,293,937

Service shares                                   3,448,933               500

Dividends reinvested:

Initial shares                                       3,830           343,289

Service shares                                         111              --

Cost of shares redeemed:

Initial shares                                  (2,091,434)       (4,108,009)

Service shares                                  (1,780,905)             --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              2,771,425         9,529,717

TOTAL INCREASE (DECREASE) IN NET ASSETS         (1,285,478)        7,281,112
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             11,888,877          4,607,765

END OF PERIOD                                   10,603,399         11,888,877

Undistributed investment income--net                    --              1,811


                                                       Year Ended December 31,
                                                 -------------------------------

                                                      2001              2000(a)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        223,519            686,538

Shares issued for dividends reinvested                 266             16,201

Shares redeemed                                   (163,207)          (216,289)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       60,578            486,450
-------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        265,143                29

Shares issued for dividends reinvested                   8                --

Shares redeemed                                   (139,598)                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      125,553                29

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                         Year Ended December 31,
                                                                     --------------------------------------------------------------

INITIAL SHARES                                                       2001             2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                17.00            21.65            14.36            12.50

Investment Operations:

       Investment income (loss)--net                                 (.02)(b)          .00(b,c)        (.02)(b)         (.01)

Net realized and unrealized gain (loss)
   on investments                                                   (5.00)           (3.55)            8.73             1.87

Total from Investment Operations                                    (5.02)           (3.55)            8.71             1.86

Distributions:

Dividends from investment income--net                                (.01)               --              --               --

Dividends from net realized gain on investments                        --            (1.10)           (1.42)              --

Total Distributions                                                  (.01)           (1.10)           (1.42)              --

Net asset value, end of period                                      11.97            17.00            21.65            14.36
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   (29.56)          (17.41)           60.69            14.88(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.50             1.50             1.50              .38(d)

Ratio of net investment income (loss)
   to average net assets                                             (.13)             .02             (.11)            (.08)(d)

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                            .72              .57             2.27              .81(d)

Portfolio Turnover Rate                                            201.61           171.34           190.80             29.25(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               9,099           11,888            4,608             2,297

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        Year Ended December 31,
                                                       -------------------------

SERVICE SHARES                                            2001          2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        17.00         17.00

Investment Operations:

Investment (loss)                                            (.06)(b)      --

Net realized and unrealized gain (loss)
   on investments                                           (4.95)         --

Total from Investment Operations                            (5.01)         --

Distributions:

Dividends from investment income--net                        (.01)         --

Net asset value, end of period                              11.98         17.00
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           (29.50)         --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.50          --

Ratio of investment (loss)
   to average net assets                                     (.46)         --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation             1.05          --

Portfolio Turnover Rate                                    201.61        171.34
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1,504            1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve portfolios, including the Founders International Equity Portfolio (the " portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the portfolio's sub-investment adviser. Founders is a 90% -owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor "), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange
on   which   such   securities   are   primarily   traded   or   at   the   las

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $2,443 during the period ended December 31, 2001, based The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $4,516,184 and unrealized appreciation $207,101. In addition, the porfolio had $336,900 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $390,202 of the carryover expires in fiscal 2008 and $4,125,982 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $3,941 and $127,248 and long-term capital gains $0 and $216,041.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $18,495, decreased accumulated net realized gain (loss) on investments by $909 and decreased paid-in capital $17,586. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1.50% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees of $83,071, pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $1,816 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $126 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $22,938,963 and $20,184,003, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was $466,722, consisting of $776,395 gross unrealized appreciation and $309,673 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Founders International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders International Equity Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders International Equity Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York

February 8, 2002

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)

                                                                                                                  No. of Portfolios
Name (age)                    Principal Occupation               Other Directorships                               for which Board
Position, (held since)        During Past 5 Years                And Affiliations                                   Member Serves

Joseph S. DiMartino (58)      o Chairman of the Board of various o The Muscular Dystrophy Association                    190
Chairman of the Board (1998)    funds in the Dreyfus Family of   o Plan Vista Corporation (formerly HealthPlan
                                Funds                              Services Corporation), a provider of marketing,
                                                                   administrative and risk management services to
                                                                   health and other benefit programs
                                                                 o Carlyle Industries, Inc., button packager and
                                                                   distributor
                                                                 o Century Business Services, Inc., a provider
                                                                   of various outsourcing functions for small
                                                                   and medium size companies
                                                                 o The Newark Group, a privately held company
                                                                   providing a national network of paper recovery
                                                                   facilities, paperboard mills and paperboard
                                                                   converting plants
                                                                 o QuikCAT.com, Inc., a private company engaged in
                                                                   the development of high speed movement, routing,
                                                                   storage and encryption of data across all modes
                                                                   of data transport

Clifford L. Alexander (68)    o President of Alexander &         o American Home Products Corporation                     49
Board Member (1998)             Associates, Inc., a management   o IMS Health, a service provider of
                                consulting firm                    marketing information and information
                              o Chairman of the Board of Moody's   technology
                                Corporation                      o WorldCOM
                                (October 2000-Present)           o Mutual of America Life Insurance Company
                              o Chairman of the Board and Chief
                                Executive Officer of The Dun and
                                Bradstreet Corporation
                                (October 1999-September 2000)

Lucy Wilson Benson (74)       o President of Benson and          o COMSAT Corporation, a telecommunications               35
Board Member (1998)             Associates, consultants to         company
                                business and government          o Alfred P. Sloan Foundation
                              o Vice Chairman of the Citizens    o Lafayette College
                                Network for Foreign Affairs      o A member of the council of foreign relations
                              o Vice Chairman of the Atlantic
                                Council of the U.S.


Once elected, all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Operating Officer and Chief Investment Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 60 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and

an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Investment Portfolios,
                        Founders International Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                      Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  177AR1201



Dreyfus Investment Portfolios, Founders Passport Portfolio

ANNUAL REPORT December 31, 2001


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                  THE PORTFOLIO

------------------------------------------------------------

                        2     Letter from the Chairman

                        3     Discussion of Performance

                        6     Portfolio Performance

                        8     Statement of Investments

                        17    Statement of Assets and Liabilities

                        18    Statement of Operations

                        19    Statement of Changes in Net Assets

                        21    Financial Highlights

                        23    Notes to Financial Statements

                        29    Report of Independent Auditors

                        30    Board Members Information

                        31    Officers of the Fund

                              FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                   The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                    Founders Passport Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Founders Passport Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Tracy Stouffer of Founders Asset Management LLC, the portfolio's sub-investment adviser.

2001 was a difficult year for the U.S. and global economies. It was a year in which a long period of global economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which most major international stock markets posted negative returns, led lower by persistent declines among technology and telecommunications stocks.

The past year also reminded investors that some fundamental principles of investing remain unchanged. The merit of a long-term perspective was validated when stocks in Europe, the U.S. and some emerging market countries rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the global bond markets' strong returns, which helped cushion the equity markets' declines for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged in the United States, and equity markets worldwide have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF PERFORMANCE

Tracy Stouffer, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Passport Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio produced total returns of -30.66% for both its Initial shares and its Service shares.(1) In comparison, the portfolio's benchmark, the Morgan Stanley Capital International World ex U.S. Index, produced a total return of -21.40% for the same period.(2)

The portfolio' s lagging performance was generally due to weakness in growth-oriented, international stocks during the first nine months of 2001. However, economic optimism during the fourth quarter of 2001 led to a rally in growth stocks overseas, allowing the portfolio to make up some ground against its benchmark, which has a broader focus that includes both growth and value securities.

What is the portfolio's investment approach?

The portfolio invests primarily in foreign companies with annual revenues or market capitalizations of $1 billion or less that have demonstrated earnings growth as well as dominance in their market niches. The portfolio is a broadly diversified portfolio and currently holds more than 100 stocks across many industries.

Because of this broad mandate, we believe it is very important for us to meet with corporate management teams to assess their business strategies. We also believe it is important to travel to the countries in which they are located to assess the local business environment. When it comes to global small-cap stocks, it is especially important to learn as much as we can, because there is a limited amount of Wall Street research available on many of these companies.

                                                        The Portfolio

DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

To describe the portfolio's performance adequately, it is necessary to divide 2001 into the months before the tragic events of September 11, when the portfolio' s performance lagged that of its benchmark, and after late September, when the portfolio' s performance made up significant ground.

Prior to the terrorist attacks, the investment environment worldwide was characterized by declining economic fortunes, with the U.S., Japan and Europe mired in anemic growth and, in some cases, recession. In most countries, the growth style of investing -- that is, buying shares of companies with above-average growth prospects -- was out of favor, hindering the portfolio's performance. Central banks throughout the world, led by the Federal Reserve Board, reduced interest rates in an effort to reinvigorate economic growth. However, those efforts met with little apparent success.

Then came September 11, which shut down the U.S. stock market for four days, causing international small-cap markets -- which look to the U.S. for leadership -- to plunge. In Asia, stocks were trading within 10% of their low points during the Asian financial crisis of 1998, even though the region's economy was much stronger in 2001. Similarly, European small-cap stocks became very inexpensive relative to large-cap stocks and small-cap stocks in other markets.

However, by late September international markets began to recover. A consensus among analysts formed that the global recession would be deeper but shorter than previously expected. Growth stocks, which had been battered, led the recovery as investors began to look toward eventual economic recovery.

Companies located in the United Kingdom, where the economy remained relatively strong during the reporting period, performed particularly well. The U.K. did not participate in the conversion to the euro, thus avoiding the tight monetary restrictions that have been imposed by the European Central Bank on continental Europe. In addition, we continued to add to the portfolio's holdings in Korea and

Taiwan, where domestic economies were faring relatively well. More specifically, we purchased shares of several Taiwanese companies that manufacture components for flat panel display monitors, a new type of computer screen that has gained popularity.

What is the portfolio's current strategy?

Using our "bottom-up" approach to stock picking, our strategy is to reduce the portfolio's holdings in Japan because of the declining value of the yen and what we believe is a lack of progress in economic reform and further deterioration of the economy. In addition, we recently increased some of the portfolio's airline holdings because the industry has been undergoing some positive changes since September 11. Airlines have removed about 15% of their capacity around the world, have greatly reduced labor expenses and have seen a substantial decline in the price of jet fuel.

Regardless of whether the growth style or value style of investing is in favor, our strategy remains the same: to focus on finding small and what we believe are international, fast-growing companies, regardless of industry or location

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Founders Passport Portfolio Initial shares and Service shares and the Morgan Stanley Capital International World ex U.S. Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                Inception                              From
                                  Date              1 Year           Inception
--------------------------------------------------------------------------------

INITIAL SHARES                   9/30/98           (30.66)%            1.49%

SERVICE SHARES                   9/30/98           (30.66)%            1.49%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES. ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS PASSPORT PORTFOLIO ON 9/30/98 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES



FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--101.1%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--5.0%

Austereo                                                                                         38,350                   43,854

Billabong International                                                                          15,350                   65,667

Globe International                                                                              45,675                   54,795

John Fairfax                                                                                     67,825                  133,063

OneSteel                                                                                        163,050                   91,894

Orbital Engine                                                                                  119,950  (a)              33,679

Origin Energy                                                                                    91,625                  131,951

Pacific Dunlop                                                                                  179,950                   94,620

Pacifica                                                                                         19,325                   32,457

PowerLan                                                                                        223,125  (a)              52,966

Singleton                                                                                        24,700                   51,156

Village Roadshow                                                                                 30,025                   28,969

Vision Systems                                                                                   48,500                   47,043

Wattyl                                                                                            4,825                    5,345

                                                                                                                         867,459

AUSTRIA--.2%

Gericom                                                                                           1,275                   34,899

CANADA--8.1%

A.L.I. Technologies                                                                               5,875  (a)              70,112

ATI Technologies                                                                                 14,075  (a)             177,695

Baytex Energy                                                                                       575  (a)               1,578

CFM Majestic                                                                                      1,025  (a)               8,498

Cinram International                                                                             15,050                   43,483

Cognicase                                                                                        20,125  (a)             128,934

Cott                                                                                              6,300  (a)             100,905

Descartes Systems                                                                                 9,500  (a)              70,649

Dofasco                                                                                           3,700                   59,982

Domtar                                                                                            7,200                   72,402

Geac Computer                                                                                    14,025  (a)              65,011

Generex Biotechnology                                                                               650  (a)               4,258

Intrawest                                                                                         5,575                   96,296

Kingsway Financial Services                                                                       4,650  (a)              58,413

Leon's Furniture                                                                                    125                    1,806

MOSAID Technologies                                                                               2,300  (a)              19,141

Mosaic                                                                                           30,175  (a)              76,759

Onex                                                                                              3,275                   46,180


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CANADA (CONTINUED)

Royal Group Technologies                                                                          7,325  (a)             135,173

Vincor International                                                                              2,025  (a)              30,462

Zarlink Semiconductor                                                                            11,075  (a)             124,594

                                                                                                                       1,392,331

CHILE--.5%

Distribucion y Servicio D&S, ADR                                                                  6,600                   86,460

CHINA--.2%

AsiaInfo                                                                                          2,400  (a)              41,808

FINLAND--3.1%

Amer                                                                                              1,775                   45,294

Elisa Communications, Cl. A                                                                      11,100                  137,070

Hartwall                                                                                          8,575                  175,846

JOT Automation                                                                                    8,800                    3,687

Kone, Cl. B                                                                                         275                   20,351

Nokian Renkaat                                                                                    3,025                   93,454

Stockmann, Cl. B                                                                                    200                    2,336

Stonesoft                                                                                        30,300  (a)              55,382

                                                                                                                         533,420

FRANCE--4.5%

A Novo                                                                                            3,850                   60,415

Cereol                                                                                            1,750                   44,390

Devoteam                                                                                          2,100  (a)              29,808

Eurofins Scientific                                                                               2,100  (a)              30,613

Eurotunnel                                                                                      113,300  (a)             114,151

InfoVista                                                                                         1,600  (a)               5,421

Net2S                                                                                             9,625  (a)              41,535

Penauille Polyservices                                                                            2,325                   81,882

Rodriguez                                                                                           875                   49,930

Scor                                                                                              4,100                  129,443

Silicon-On-Insulator Technologies                                                                 5,000  (a)              99,191

Wavecom                                                                                           2,400  (a)              90,301

                                                                                                                         777,080

GERMANY--3.1%

ADVA AG Optical Networking                                                                        6,675  (a)              27,972

Articon Integralis                                                                                4,250  (a)              33,725

Ceyoniq                                                                                           6,075  (a)              30,603

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Continental                                                                                       9,100                  119,675

Evotec OAI                                                                                            1  (a)                   9

GfK                                                                                               1,050                   18,115

IPC Archtec                                                                                         500  (a)              15,759

Parsytec                                                                                          5,700  (a)              31,967

Phenomedia                                                                                        3,400  (a)              34,558

Puma                                                                                              2,600                   78,817

Singulus Technologies                                                                             1,850  (a)              51,958

Sixt                                                                                              2,375                   25,199

Techem                                                                                            2,925  (a)              63,242

                                                                                                                         531,599

GREECE--1.3%

Athens Stock Exchange                                                                             2,350                   16,511

Delta Singular                                                                                   12,540                   44,946

Folli-Follie                                                                                      2,475                   43,560

Intralot                                                                                          1,600                   23,139

Jumbo                                                                                            11,375                   37,322

Kleeman Hellas                                                                                    3,330                   19,655

Michaniki                                                                                        10,440                   22,154

Motor Oil (Hellas) Corinth Refineries                                                             1,475                   10,837

Papastratos Cigarettes                                                                              690                    8,982

                                                                                                                         227,106

HONG KONG--5.2%

Clear Media                                                                                      71,000                   51,895

Digital China                                                                                    95,000                   41,418

Global Tech                                                                                     546,000                   44,108

Guangzhou Investment                                                                            958,000  (a)              76,163

Hang Lung                                                                                        33,000                   29,198

Hysan Development                                                                                 4,000                    4,027

Kingboard Chemical                                                                               52,000                   33,340

New World China Land                                                                            119,600  (a)              38,341

QPL International                                                                               238,000  (a)              85,452

Roadshow                                                                                        162,000                   42,585

Shangri-La Asia                                                                                  70,000                   54,754

Sino Land                                                                                       294,000                  116,869

Star Cruises                                                                                    238,000  (a)              89,634


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG (CONTINUED)

TCL International                                                                               584,000                   97,352

Wah Sang Gas                                                                                    476,000  (a)              42,726

Xinao Gas                                                                                        24,000                    7,155

Yue Yuen Industrial                                                                              23,000                   43,207

                                                                                                                         898,224

ICELAND--.5%

deCODE GENETICS                                                                                   7,900  (a)              77,420

INDONESIA--.5%

PT Astra International                                                                          198,000  (a)              37,125

PT Bank Central Asia                                                                            335,000                   47,512

                                                                                                                          84,637

IRELAND--1.4%

Anglo Irish Bank                                                                                 26,725                  102,125

DCC                                                                                              12,875                  138,326

                                                                                                                         240,451

ISRAEL--1.2%

BATM Advanced Communications                                                                    178,225  (a)             116,797

Given Imaging                                                                                     5,400                   96,444

                                                                                                                         213,241

ITALY--4.5%

Autogrill                                                                                        21,825                  202,181

Brembo                                                                                            7,500                   59,668

Cairo Communication                                                                                 825  (a)              20,486

Class Editori                                                                                    25,925                   82,658

Data Service                                                                                      2,450  (a)             109,898

Ericsson                                                                                          2,475                   60,177

Impregilo                                                                                        87,500  (a)              45,249

Marzotto                                                                                         17,500                  140,645

Merloni Elettrodomestici                                                                         11,750                   61,821

                                                                                                                         782,783

JAPAN--3.1%

Alpha Systems                                                                                       800                   35,073

CYBIRD                                                                                                1  (a)               4,863

Crosswave Communications, ADR                                                                    29,525  (a)              32,773

Internet Initiative Japan, ADR                                                                    2,500  (a)              14,950

KAPPA CREATE                                                                                      2,000                   87,379

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

KURODA ELECTRIC                                                                                      60                      757

MegaChips                                                                                           300                    9,163

PLANEX COMMUNICATIONS                                                                                 2                   10,639

Pasona                                                                                                7                   94,674

SUGI PHARMACY                                                                                       900                   41,030

ServiceWare                                                                                         300                    7,066

TRANS COSMOS                                                                                      4,800                  124,367

UMC Japan                                                                                             7  (a)              63,825

                                                                                                                         526,559

LUXEMBOURG--.4%

Arbed                                                                                               600                   74,894

MALAYSIA--1.3%

Malaysian Pacific Industries                                                                     39,000                  161,128

Perusahaan Otomobil Nasional                                                                     25,000                   52,959

                                                                                                                         214,087

MEXICO--.7%

Grupo Aeroportuario del Sureste, ADR                                                              2,200  (a)              33,880

Organizacion Soriana, Cl. B                                                                      24,600  (a)              66,821

TV Azteca, ADR                                                                                    3,725                   25,293

                                                                                                                         125,994

NETHERLANDS--2.7%

Getronics                                                                                        32,450                  105,314

Koninklijke Luchtvaart Maatschappij                                                               9,050                  104,413

Teleplan International                                                                            7,400  (a)             111,503

Vedior                                                                                           11,525                  138,414

                                                                                                                         459,644

NORWAY--2.8%

Frontline                                                                                        12,625                  131,134

Merkantildata                                                                                   103,050  (a)             121,999

Opticom                                                                                           1,600  (a)              65,761

PhotoCure                                                                                         5,000  (a)              67,012

Schibsted                                                                                         4,900                   47,339

TGS Nopec Geophysical                                                                             3,175  (a)              44,149

                                                                                                                         477,394

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PORTUGAL--1.1%

Impresa-Sociedade Gestora de Participacoes                                                       41,050  (a)              80,155

Jeronimo Martins                                                                                  4,675  (a)              38,556

PT Multimedia-Servicos de Telecomunicacoes e Multimedia                                          11,000  (a)              76,499

                                                                                                                         195,210

SINGAPORE--2.1%

Hyflux                                                                                          155,000                   79,745

Neptune Orient Lines                                                                            392,000  (a)             205,925

Singapore Exchange                                                                              100,000                   67,154

                                                                                                                         352,824

SOUTH KOREA--7.7%

Asiana Airlines                                                                                  20,240  (a)              45,457

C&C Enterprise                                                                                   10,260  (a)              90,610

CJ39 Shopping                                                                                     1,690                   46,255

Cheil Jedang                                                                                      2,480                   93,460

Handan BroadinfoCom.                                                                                670                   45,779

Hansol CSN                                                                                       49,430  (a)              79,780

Hotel Shilla                                                                                     15,530                  100,499

Hyundai Merchant Marine                                                                          30,070  (a)              57,004

Kangwon Land                                                                                        420                   42,368

Korea Electronic Banking Technology                                                               1,778                   49,137

Korea Technology & Banking Network                                                               28,520                   91,195

Korean Reinsurance                                                                                4,790                   97,003

LG Ad                                                                                             5,710                   65,207

LG Chem                                                                                           2,650                   43,881

LG Investment & Securities                                                                        9,900  (a)             112,303

Pulmuone                                                                                          6,720                  108,461

SK                                                                                                4,190                   47,690

Tae Young                                                                                         2,360                   70,971

Wooyoung                                                                                          9,160  (a)              48,607

                                                                                                                       1,335,667

SPAIN--2.4%

Abengoa                                                                                           3,325                   20,485

Iberia Lineas Aereas de                                                                          83,975                   82,359

Promotora de Informaciones                                                                       16,675                  156,108

                                                        The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SPAIN (CONTINUED)

Recoletos Grupo de Comunicacion                                                                   7,950                   34,661

Red Electrica de Espana                                                                           6,600                   61,494

Sol Melia                                                                                         7,775                   59,201

                                                                                                                         414,308

SWEDEN--5.5%

Axis Communications                                                                               2,000  (a)               4,782

Clas Ohlson, Cl. B                                                                               11,000                  154,113

Elekta, Cl. B                                                                                    11,000  (a)              89,417

Eniro                                                                                            22,500                  161,381

Frontec, Cl. B                                                                                   39,600  (a)              43,552

LGP Telecom                                                                                      26,550                  196,778

Lindex                                                                                            1,475                   23,980

Observer                                                                                         14,000                   92,382

Peab                                                                                              5,500                   19,514

SAS                                                                                               5,200  (a)              33,816

Semcon                                                                                            3,050                  11,521

SwitchCore                                                                                       79,250  (a)              95,495

Utfors                                                                                           15,600  (a)              22,378

Utfors (Rights)                                                                                  11,900  (a)                 398

                                                                                                                         949,507

SWITZERLAND--2.0%

Berna Biotech                                                                                       225  (a)             116,499

ESEC                                                                                                560                   69,278

Logitech International                                                                            3,100  (a)             113,647

SEZ                                                                                               1,000                   47,553

                                                                                                                         346,977

THAILAND--2.8%

Capital Nomura Securities                                                                       103,175  (a)              72,305

Kiatnakin Finance                                                                                18,325                    9,528

Land and Houses                                                                                  37,075  (a)              32,688

National Finance                                                                                635,950  (a)             135,859

TelecomAsia                                                                                     230,200  (a)              53,081

Thai Farmers Bank                                                                               418,675  (a)             176,045

                                                                                                                         479,506

UNITED KINGDOM--27.1%

AIT                                                                                               1,725                   20,694

Acambis                                                                                          20,475  (a)             104,362


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Aegis                                                                                            61,550                   83,361

Airtours                                                                                         38,500                  140,169

Amey                                                                                             15,775                   85,426

Anite                                                                                            34,250  (a)              85,541

Arena Leisure                                                                                   130,325  (a)              75,348

Argonaut Games                                                                                   50,500  (a)              46,332

Avis Europe                                                                                      20,925                   49,671

BBA                                                                                              23,725                   97,779

Berkeley                                                                                          7,775                   80,391

Biotrace International                                                                            5,625  (a)              11,283

Business Post                                                                                    10,725                   52,820

Chloride                                                                                         46,100                   46,995

Chubb                                                                                            13,050                   32,688

Cranswick                                                                                        10,950                  134,269

D.F.S. Furniture                                                                                 13,950                   90,982

easyJet                                                                                          25,170  (a)             173,122

Easynet                                                                                           4,725  (a)              17,615

Egg                                                                                              37,200  (a)              84,647

Electronics Boutique                                                                             77,575                  154,772

Enodis                                                                                          111,525                  154,374

Enterprise Inns                                                                                   5,075                   46,118

Filtronic                                                                                         3,400                   18,097

First Choice Holidays                                                                            22,875                   42,047

Future Network                                                                                  107,250  (a)              73,799

Go-Ahead                                                                                         10,900                   94,448

HIT Entertainment                                                                                68,175                  360,895

ICAP                                                                                              4,050                   51,313

IQE                                                                                              32,275  (a)              83,781

Incepta                                                                                         120,950                   84,547

Intec Telecom                                                                                    62,450  (a)              69,574

Intermediate Capital                                                                              5,425                   57,871

Jarvis                                                                                           27,050                  214,691

Laird                                                                                            25,800                   59,928

lastminute.com                                                                                  156,025  (a)              65,894

Marconi                                                                                          44,825                   27,254

Millennium & Copthorne Hotels                                                                    12,300                   48,722

NDS, ADR                                                                                          3,200  (a)              64,160

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

New Look                                                                                         41,425                   99,057

Orchestream                                                                                     240,475  (a)              68,290

Paragon                                                                                          15,675                   60,949

Patientline                                                                                      12,675                   41,993

Pharmagene                                                                                       12,425  (a)              17,099

Power Leisure                                                                                    29,100                  105,080

SFI                                                                                              59,675                  188,583

Scipher                                                                                           4,625  (a)              10,053

Signet                                                                                          119,975                  166,539

Spectris                                                                                          7,075                   49,456

Speedy Hire                                                                                      14,300                   61,017

Spirent                                                                                          57,650                  132,650

Sportingbet                                                                                      29,525  (a)              70,945

SurfControl                                                                                       4,775  (a)              34,630

TBI                                                                                              41,225                   34,521

TTP Communications                                                                               28,825  (a)              55,411

Telewest Communications                                                                          93,900  (a)              84,783

Warthog                                                                                          26,775                   17,352

Weston Medical                                                                                   26,950                   81,831

Xenova                                                                                            3,275  (a)               3,601

                                                                                                                       4,669,620

UNITED STATES--.1%

OpenTV                                                                                            2,450  (a)              20,041

TOTAL COMMON STOCKS

   (cost $17,638,918)                                                                                                 17,431,150
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.5%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Novartis Finance Corp., 1.7%, 1/2/2002

   (cost $599,972)                                                                              600,000                  599,972
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $18,238,890)                                                             104.6%               18,031,122

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.6%)                 (787,245)

NET ASSETS                                                                                       100.0%               17,243,877

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                              Cost         Value

-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  18,238,890  18,031,122

Cash                                                                    257,744

Receivable for investment securities sold                               240,846

Dividends receivable                                                     18,635

Due from The Dreyfus Corporation and affiliates                          35,847

                                                                      18,584,194

--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             897,456

Payable for shares of Beneficial Interest redeemed                      233,807

Accrued expenses                                                        209,054

                                                                       1,340,317

-------------------------------------------------------------------------------

NET ASSETS ($)                                                       17,243,877
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      33,994,163

Accumulated undistributed investment income--net                         42,095

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (16,584,701)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                     (207,680)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       17,243,877

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares

-------------------------------------------------------------------------------

Net Assets ($)                                         16,487,296       756,581

Shares Outstanding                                      1,399,862        64,212
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               11.78         11.78

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $27,119 foreign taxes withheld at source)       307,591

Interest                                                                54,769

TOTAL INCOME                                                           362,360

EXPENSES:

Investment advisory fee--Note 3(a)                                     209,261

Custodian fees                                                         435,939

Prospectus and shareholders' reports                                    38,039

Auditing fees                                                           23,392

Legal fees                                                               4,779

Trustees' fees and expenses--Note 3(c)                                   1,453

Distribution fees--Note 3(b)                                             1,279

Loan commitment fees--Note 2                                               313

Shareholder servicing costs--Note 3(b)                                     284

Registration fees                                                          195

Miscellaneous                                                           22,749

TOTAL EXPENSES                                                         737,683

Less--waiver of fees and assumption of expenses by
  The Dreyfus Corporation due to undertaking--Note 3(a)               (423,791)

NET EXPENSES                                                           313,892

INVESTMENT INCOME--NET                                                  48,468
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and
  foreign currency transactions                                     (6,673,599)

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                     (1,523,458)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (8,197,057)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (8,148,589)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                     2001                2000(a)
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             48,468             (130,763)

Net realized gain (loss) on investments        (6,673,599)          (9,871,866)

Net unrealized appreciation (depreciation)
   on investments                              (1,523,458)          (2,628,496)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (8,148,589)         (12,631,125)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

INITIAL SHARES                                         --          (1,358,339)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 16,132,702           46,822,858

Service shares                                  1,838,982                 500

Dividends reinvested:

Initial shares                                         --           1,358,339

Cost of shares redeemed:

Initial shares                               (17,840,283)         (22,746,435)

Service shares                                (1,020,540)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (889,139)           25,435,262

TOTAL INCREASE (DECREASE) IN NET ASSETS      (9,037,728)           11,445,798
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           26,281,605           14,835,807

END OF PERIOD                                 17,243,877           26,281,605

Undistributed investment income-net               42,095                 --

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001                2000(a)
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,219,921           1,865,969

Shares issued for dividends reinvested                 --              49,939

Shares redeemed                               (1,367,363)            (991,434)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (147,442)             924,474
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       146,100                 29

Shares redeemed                                  (81,917)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     64,183                  29

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                        Year Ended December 31,
                                                                     ----------------------------------------------------------

INITIAL SHARES                                                       2001             2000            1999            1998 a
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                16.99            23.82           14.46            12.50

Investment Operations:

Investment income (loss)--net                                         .03(b)          (.11)(b)        (.10)(b)          .00 c

Net realized and unrealized gain (loss)
   on investments                                                   (5.24)           (5.61)          11.04             1.97

Total from Investment Operations                                    (5.21)           (5.72)          10.94             1.97

Distributions:

Dividends from investment income--net                                  --               --             --              (.00) c

Dividends from net realized gain
   on investments                                                      --            (1.11)          (1.58)            (.01)

Total Distributions                                                    --            (1.11)          (1.58)            (.01)

Net asset value, end of period                                      11.78            16.99           23.82            14.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   (30.66)          (25.76)          76.05            15.79 d
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.50            1.50             1.50              .38 d

Ratio of net investment income (loss)
   to average net assets                                              .24            (.47)            (.60)             .02 d

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                           2.01            2.09             2.14              .30 d

Portfolio Turnover Rate                                            729.40          493.10           319.31             3.98 d
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                                     16,487          26,281           14,836            5,788

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       Year Ended December 31,
                                                       ----------------------

SERVICE SHARES                                              2001       2000 a
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        16.99      16.99

Investment Operations:

Investment (loss)                                           (.01) b      --

Net realized and unrealized gain (loss)
   on investments                                          (5.20)         --

Total from Investment Operations                           (5.21)         --

Net asset value, end of period                             11.78        16.99
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                          (30.66)         --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.50          --

Ratio of investment (loss)
   to average net assets                                    (.12)         --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation            2.56

Portfolio Turnover Rate                                   729.40       493.10
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       757            1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders Passport Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $3,627 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $42,095, accumulated capital losses $16,488,752 and unrealized depreciation $276,758. In addition, the portfolio had $26,871 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $6,528,027 of the carryover expires in fiscal 2008 and $9,960,725 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $0 and $122,263 and long - term capital gains $0 and $1,236,076.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio decreased accumulated undistributed investment income-net by $6,373, decreased accumulated net realized gain (loss) on investments by $9,837 and increased paid-in capital by $16,210. Net assets were not affected by this reclassification.

NOTE 2-Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio' s average daily net assets and is payable monthly.

Dreyfus had agreed from January 1, 2001 to December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class. Dreyfus has agreed, from February 1, 2002 until December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class (exclusive of certain expenses as described above) exceed an annual rate of 1.50% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $423,791 pursuant to the undertaking.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          AVERAGE NET ASSETS

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares's average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $1,279 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $126 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $144,202,189 and $144,294,451, respectively.

At December 31, 2001, accumulated net unrealized depreciation on investments was $207,768, consisting of $587,123 gross unrealized appreciation and $794,891 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Founders Passport Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Passport Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Passport Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

New York, New York

February 8, 2002

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)

                                                                                                                  No. of Portfolios
Name (age)                    Principal Occupation               Other Directorships                               for which Board
Position, (held since)        During Past 5 Years                And Affiliations                                   Member Serves

Joseph S. DiMartino (58)      o Chairman of the Board of various o The Muscular Dystrophy Association                    190
Chairman of the Board (1998)    funds in the Dreyfus Family of   o Plan Vista Corporation (formerly HealthPlan
                                Funds                              Services Corporation), a provider of marketing,
                                                                   administrative and risk management services to
                                                                   health and other benefit programs
                                                                 o Carlyle Industries, Inc., button packager and
                                                                   distributor
                                                                 o Century Business Services, Inc., a provider
                                                                   of various outsourcing functions for small
                                                                   and medium size companies
                                                                 o The Newark Group, a privately held company
                                                                   providing a national network of paper recovery
                                                                   facilities, paperboard mills and paperboard
                                                                   converting plants
                                                                 o QuikCAT.com, Inc., a private company engaged in
                                                                   the development of high speed movement, routing,
                                                                   storage and encryption of data across all modes
                                                                   of data transport

Clifford L. Alexander (68)    o President of Alexander &         o American Home Products Corporation                     49
Board Member (1998)             Associates, Inc., a management   o IMS Health, a service provider of
                                consulting firm                    marketing information and information
                              o Chairman of the Board of Moody's   technology
                                Corporation                      o WorldCOM
                                (October 2000-Present)           o Mutual of America Life Insurance Company
                              o Chairman of the Board and Chief
                                Executive Officer of The Dun and
                                Bradstreet Corporation
                                (October 1999-September 2000)

Lucy Wilson Benson (74)       o President of Benson and          o COMSAT Corporation, a telecommunications               35
Board Member (1998)             Associates, consultants to         company
                                business and government          o Alfred P. Sloan Foundation
                              o Vice Chairman of the Citizens    o Lafayette College
                                Network for Foreign Affairs      o A member of the council of foreign relations
                              o Vice Chairman of the Atlantic
                                Council of the U.S.


Once elected, all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Operating Officer and Chief Investment Officer and a director of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 60 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios,  Founders Passport
                        Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Founders Asset Management LLC
                        Founders Financial Center
                        2930 East Third Avenue
                        Denver, CO 80206

                      Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  178AR1201



Dreyfus Investment Portfolios,  Japan Portfolio

ANNUAL REPORT December 31, 2001


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Board Members Information

                            25   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                                Japan Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Japan Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the fund's portfolio manager, Miki Sugimoto.

2001 was a difficult year for the U.S. and global economies. It was a year in which a long period of global economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which most major international stock markets posted negative returns, led lower by persistent
declines    among    technology    and    telecommunications    stocks.

The past year also reminded investors that some fundamental principles of investing remain unchanged. The merit of a long-term perspective was validated when stocks in Europe, the U.S. and some emerging market countries rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the global bond markets' strong returns, which helped cushion the equity markets' declines for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged in the United States, and equity markets worldwide have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did Dreyfus Investment Portfolios, Japan Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio's total returns were -27.90% for its Initial shares and -27.90% for its Service shares.(1) For the same period, the total return of the Morgan Stanley Capital International Japan Index ("MSCI Japan Index"), the portfolio's benchmark, was -29.40%.(2)

The portfolio's negative performance was primarily due to persistent weakness in the Japanese economy, which was exacerbated by slowing global economic growth. On the other hand, our theme-based investment approach led us to focus the portfolio' s assets in several industry sectors that performed better than most. As a result, the fund performed better than its benchmark.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth. To pursue this goal, generally the portfolio invests at least 80% of its assets in the stocks of Japanese companies. The portfolio's stock investments may include common, preferred and convertible stocks, including those purchased through IPOs.

We utilize a "top-down," theme-driven investment approach to stock selection. We first attempt to identify overall economic trends and then begin to narrow the search to industry groups that are believed to have the potential to benefit from these trends. We also consider economic variables, such as the relative valuations of equities and bonds, and trends in the currency exchange markets. The investment themes and economic variables provide a framework for the portfolio's stock selection process.

We consider three primary criteria when selecting stocks for the portfolio. First, we look either for industries with positive long-term outlooks or industries  that  are  undergoing dramatic change. Second, we look for companies
with    quality    management    teams    and    strong     The    Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

franchises. Third, we strive to identify high quality companies with high intrinsic values as measured by fundamental valuation criteria, such as earnings outlook, business prospects and asset values.

What other factors influenced the portfolio's performance?

Japanese economic fundamentals continued to deteriorate throughout the reporting period, as they have for the last several years. The country's extended recession placed the Japanese banking system under increasing strain, driving stocks of Japanese banks lower. In addition, Japanese technology companies, which depend heavily on exports to the United States, were hit particularly hard by a slowing U.S. economy. While these developments affected the portfolio's returns, the portfolio held significantly fewer Japanese bank and technology stocks than the benchmark. As a result, the portfolio was somewhat insulated from the impact of market declines in these areas.

Instead, the portfolio emphasized three key themes in light of prevailing economic conditions: value, consolidation and yield. Each of these themes led us to a number of individual investments that, in the aggregate, outperformed the benchmark.

In the value area, the portfolio focused on companies with strong management teams and stocks that appeared attractively priced relative to earnings. The portfolio' s value-oriented holdings included several consumer finance stocks such as ACOM and Promise, and pharmaceuticals such as DAIICHI and KISSEI Pharmaceutical.

Pursuing the consolidation theme, the portfolio invested in a variety of general merchandising companies such as ITO-YOKADO and UNY, and trading companies such as Mitsubishi. With strong balance sheets and healthy business franchises, these companies appeared well positioned to further consolidate their positions of
strength    at    the    expense    of    weaker    competitors.

Finally, the portfolio sought to take advantage of opportunities in high yielding Japanese stocks. With global interest rates falling throughout the
reporting    period,    many    income-oriented    Japanese

investors turned away from international markets in favor of domestic Japanese stocks with high dividend yields. The portfolio invested in a diverse group of dividend-yielding utility and real estate stocks, many of which benefited from this trend.

What is the portfolio's current strategy?

As of December 31, 2001, Japanese economic indicators remained weak, while U.S. indicators have begun to show early signs of renewed growth. In light of these conditions, we are currently looking for investment opportunities among Japanese exporters that appear likely to benefit from a U.S. recovery. At the same time, we have continued to emphasize other themes, such as consolidation, that we believe are likely to remain effective despite continuing weakness in the Japanese economy. We continue to closely monitor economic developments and market trends in a constant search for theme-based strategies that we believe are well suited to the evolving Japanese investment environment.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment
Portfolios, Japan Portfolio Initial shares and Service shares and the Morgan
Stanley Capital International Japan Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                              Inception                              From

                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                12/15/99           (27.90)%          (17.50)%

SERVICE SHARES                                                                12/15/99           (27.90)%          (17.50)%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES.
ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH
RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, JAPAN PORTFOLIO ON 12/15/99 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THE REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--95.3%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS--6.5%

Fuji Photo Film                                                                                   1,000                   35,560

KANEKA                                                                                            6,000                   36,426

Shin-Etsu Chemical                                                                                1,100                   39,366

                                                                                                                         111,352

COMMUNICATIONS--5.5%

JAPAN TELECOM                                                                                         5                   14,930

NIPPON TELEGRAPH AND TELEPHONE                                                                       10                   32,444

NTT DoCoMo                                                                                            4                   46,805

                                                                                                                          94,179

CONSUMER--18.0%

ADERANS                                                                                             700                   20,584

CALPIS                                                                                           10,000                   40,119

ITO-YOKADO                                                                                        1,000                   44,981

KATOKICHI                                                                                         1,900                   30,172

NISSAN MOTOR                                                                                      7,000                   36,965

Nintendo                                                                                            200                   34,876

TOKYO STYLE                                                                                       2,000                   17,081

UNY                                                                                               4,000                   40,483

YAMADA DENKI                                                                                        600                   41,942

                                                                                                                         307,203

FINANCIAL--12.3%

ACOM                                                                                                400                   29,025

AIFUL                                                                                               400                   25,773

Credit Saison                                                                                     2,000                   38,751

Daiwa Securities Group                                                                            4,000                   20,941

Mitsubishi Tokyo Financial Group                                                                      3  (a)              20,036

Nichiei                                                                                           4,300                   32,019

Promise                                                                                             600                   32,323

UFJ Holdings                                                                                          5  (a)              10,979

                                                                                                                         209,847

MACHINERY--1.8%

Mitsubishi Heavy Industries                                                                       9,000                   23,934

SAMMY                                                                                               300                    6,884

                                                                                                                          30,818

PHARMACEUTICAL--3.3%

DAIICHI PHARMACEUTICAL                                                                            2,000                   38,751

TERUMO                                                                                            1,400                   18,062

                                                                                                                          56,813


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE--5.4%

Japan Real Estate                                                                                     9  (a)              35,218

Mitsubishi Estate                                                                                 6,000                   43,720

Tokyo Tatemono                                                                                   10,000                   13,449

                                                                                                                          92,387

SERVICES--19.2%

Aoi Advertising Promotion                                                                           300                    1,591

BELLSYSTEM24                                                                                        130                   48,401

CAPCOM                                                                                            1,400                   36,912

DAIICHIKOSHO                                                                                      2,200                   39,951

DATA COMMUNICATION                                                                                1,200                   34,830

Hitachi Information Systems                                                                       1,200                   31,183

KOEI                                                                                              1,200                   35,560

Mitsubishi                                                                                        4,000                   25,864

NAMCO                                                                                             1,900  (a)              36,092

RESORTTRUST                                                                                       1,600                   36,836

                                                                                                                         327,220

TECHNOLOGY--18.5%

AIPHONE                                                                                           3,200                   35,231

CANON                                                                                             1,000                   34,268

Hitachi                                                                                           6,000                   43,766

Hosiden                                                                                           2,000                   35,332

MURATA                                                                                              500                   29,861

OLYMPUS OPTICAL                                                                                   4,000                   57,290

ROHM                                                                                                300                   38,774

SONY                                                                                                900                   40,962

                                                                                                                         315,484

UTILITIES--4.8%

Chubu Electric Power Company                                                                      2,100                   37,657

Kyushu Electric Power Company                                                                     3,100                   44,471

                                                                                                                          82,128
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,039,808)                                                               95.3%                1,627,431

CASH AND RECEIVABLES (NET)                                                                         4.7%                   79,898

NET ASSETS                                                                                       100.0%                1,707,329

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,039,808    1,627,431

Cash                                                                     70,243

Cash denominated in foreign currencies                       4,938        4,774

Net unrealized appreciation on forward
   currency exchange contracts--Note 4                                   32,726

Dividends receivable                                                      1,127

Due from The Dreyfus Corporation and affiliates                           2,142

                                                                      1,738,443
--------------------------------------------------------------------------------

LIABILITIES ($):

Accrued expenses                                                         31,114
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,707,329
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,635,090

Accumulated undistributed investment income--net                         24,022

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                   (571,928)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                    (379,855)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        1,707,329

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                          1,701,257         6,072

Shares Outstanding                                        210,258       750.197
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                8.09          8.09

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,747 foreign taxes withheld at source)         14,581

Interest                                                                   988

TOTAL INCOME                                                            15,569

EXPENSES:

Investment advisory fee--Note 3(a)                                      20,383

Prospectus and shareholders' reports                                    29,289

Auditing fees                                                           25,392

Custodian fees                                                           7,814

Legal fees                                                                 490

Shareholder servicing costs--Note 3(b)                                     393

Trustees' fees and expenses--Note 3(c)                                      86

Registration fees                                                           26

Distribution fees--Note 3(b)                                                 9

Miscellaneous                                                            5,385

TOTAL EXPENSES                                                          89,267

Less--waiver of fees and assumption of expenses by
  The Dreyfus Corporation due to undertaking--Note 3(a)                (58,692)

NET EXPENSES                                                            30,575

INVESTMENT (LOSS)                                                      (15,006)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (451,173)

Net realized gain (loss) on forward currency exchange contracts         47,749

NET REALIZED GAIN (LOSS)                                              (403,424)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                   (236,543)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (639,967)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (654,973)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                 (15,006)            (18,796)

Net realized gain (loss) on investments          (403,424)            (24,210)

Net unrealized appreciation (depreciation)
   on investments                                (236,543)           (199,565)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (654,973)           (242,571)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                         --              (7,520)

Net realized gain on investments:

Initial shares                                         --             (83,281)

TOTAL DIVIDENDS                                        --             (90,801)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  1,454,950           1,650,427

Service shares                                     10,628                500

Dividends reinvested:

Initial shares                                         --             90,801

Cost of shares redeemed:

Initial shares                                 (1,353,826)        (1,208,578)

Service shares                                     (3,727)               --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS               108,025            533,150

TOTAL INCREASE (DECREASE) IN NET ASSETS          (546,948)           199,778
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,254,277          2,054,499

END OF PERIOD                                   1,707,329          2,254,277

Undistributed investment income--net               24,022               --


                                                     Year Ended December 31,
                                                --------------------------------

                                                     2001             2000 a
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       142,811             125,595

Shares issued for dividends reinvested                 --               7,922

Shares redeemed                                  (133,411)            (92,659)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       9,400              40,858
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                         1,073                  45

Shares redeemed                                      (368)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING         705                  45

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                                   Year Ended December 31,
                                                                                       --------------------------------------------

INITIAL SHARES                                                                         2001            2000            1999 a
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  11.22           12.84           12.50

Investment Operations:

Investment income (loss)--net                                                          (.07)(b)        (.08)(b)         .00 b, c

Net realized and unrealized gain (loss)
   on investments                                                                     (3.06)          (1.06)             .34

Total from Investment Operations                                                      (3.13)          (1.14)             .34

Distributions:

Dividends from investment income--net                                                    --            (.05)              --

Dividends from net realized gain on investments                                          --            (.43)              --

Total Distributions                                                                      --            (.48)              --

Net asset value, end of period                                                         8.09           11.22            12.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (27.90)          (8.92)            2.64 d
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.50            1.50              .07 d

Ratio of net investment income (loss)
   to average net assets                                                               (.74)           (.80)             .03 d

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                                             2.88            1.90             1.35 d

Portfolio Turnover Rate                                                              160.78          378.54                --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 1,701           2,254            2,054

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                         Year Ended December 31,
                                                           ---------------------

SERVICE SHARES                                             2001          2000 a
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.22         11.22

Investment Operations:

Investment (loss)                                            (.07)(b)      --

Net realized and unrealized gain (loss)
   on investments                                           (3.06)         --

Total from Investment Operations                            (3.13)         --

Net asset value, end of period                               8.09         11.22
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           (27.90)          --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.50           --

Ratio of investment (loss)
   to average net assets                                     (.78)          --

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                   3.29           --

Portfolio Turnover Rate                                    160.78         378.54
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           6           1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Japan Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited (" Newton" ), serves as the portfolio's
sub-investment    adviser.    Newton    is    an    affiliate    of   Dreyfus.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of December 31, 2001, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 166,639 Initial shares and 45 Service shares of the portfolio.

The  portfolio's financial statements are prepared in accordance with accounting
principles    generally    accepted    in    the    United    States,    which

may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $988 during the period ended December 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $56,748, accumulated capital losses $470,154 and unrealized depreciation $429,596. In addition, the portfolio had $84,759 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $470,154 of the carryover expires in fiscal 2009.


The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $0 and $90,801.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $39,028, decreased accumulated net realized gain (loss) on investments by $39,003 and decreased paid-in capital by $25. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at  the  annual  rate  of  1%  of  the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

Dreyfus has agreed from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees and assumed expenses of the portfolio of $58,692, pursuant to the undertaking.

Pursuant  to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the
sub-investment   advisory   fee   is   payable   monthly   by    The   Portfoli

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $9 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $225 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2001, amounted to $3,275,427 and $3,138,432, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at December 31, 2001:


                                             Foreign
Forward Currency                            Currency                                                         Unrealized
    Exchange Contracts                       Amounts               Proceeds ($)         Value ($)           Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

Japanese Yen,
    expiring 6/14/2002                   100,513,058                802,820            770,094                     32,726

                                                                                            The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2001, accumulated net unrealized depreciation on investments was $412,377, consisting of $9,360 gross unrealized appreciation and $421,737 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Japan Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Japan Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Japan Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 8, 2002

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)


                                                                                                                  No. of Portfolios
Name (age)                    Principal Occupation               Other Directorships                               for which Board
Position, (held since)        During Past 5 Years                And Affiliations                                   Member Serves

Joseph S. DiMartino (58)      o Chairman of the Board of various o The Muscular Dystrophy Association                    190
Chairman of the Board (1998)    funds in the Dreyfus Family of   o Plan Vista Corporation (formerly HealthPlan
                                Funds                              Services Corporation), a provider of marketing,
                                                                   administrative and risk management services to
                                                                   health and other benefit programs
                                                                 o Carlyle Industries, Inc., button packager and
                                                                   distributor
                                                                 o Century Business Services, Inc., a provider
                                                                   of various outsourcing functions for small
                                                                   and medium size companies
                                                                 o The Newark Group, a privately held company
                                                                   providing a national network of paper recovery
                                                                   facilities, paperboard mills and paperboard
                                                                   converting plants
                                                                 o QuikCAT.com, Inc., a private company engaged in
                                                                   the development of high speed movement, routing,
                                                                   storage and encryption of data across all modes
                                                                   of data transport

Clifford L. Alexander (68)    o President of Alexander &         o American Home Products Corporation                     49
Board Member (1998)             Associates, Inc., a management   o IMS Health, a service provider of
                                consulting firm                    marketing information and information
                              o Chairman of the Board of Moody's   technology
                                Corporation                      o WorldCOM
                                (October 2000-Present)           o Mutual of America Life Insurance Company
                              o Chairman of the Board and Chief
                                Executive Officer of The Dun and
                                Bradstreet Corporation
                                (October 1999-September 2000)

Lucy Wilson Benson (74)       o President of Benson and          o COMSAT Corporation, a telecommunications               35
Board Member (1998)             Associates, consultants to         company
                                business and government          o Alfred P. Sloan Foundation
                              o Vice Chairman of the Citizens    o Lafayette College
                                Network for Foreign Affairs      o A member of the council of foreign relations
                              o Vice Chairman of the Atlantic
                                Council of the U.S.


Once elected, all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.




OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Operating Officer and Chief Investment Officer of Dreyfus, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since June 1977

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Assistant Secretary and Associate General Counsel of Dreyfusr, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 60 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Investment Portfolios, Japan Portfolio 200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Newton Capital Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR, England

                      Custodian

                        Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  189AR1201



Dreyfus Investment Portfolios, MidCap Stock Portfolio

ANNUAL REPORT December 31, 2001


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Board Members Information

                            29   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                         MidCap Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John O'Toole.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the midcap sector of the U.S. stock market posted negative returns, led lower by
persistent   declines   among   technology   and   telecommunications   stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Investment Portfolios, MidCap Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2001, the portfolio's Initial shares produced a -3.26% total return and its Service shares produced a -3.36% total return.(1) In contrast, the Standard & Poor's MidCap 400 Index (the "S&P 400 Index" ), the portfolio's benchmark, produced a -0.62% total return for the same period.(2)

For the second year in a row, stocks posted losses in a weak U.S. economy. The portfolio' s performance lagged behind that of its benchmark, primarily because of disappointing performance in our stock selection in the first few months of
the    reporting    period.

What is the portfolio's investment approach?

The portfolio invests primarily in a blend of growth and value stocks of mid-capitalization companies chosen through a disciplined process that combines
computer   modeling  techniques,  fundamental  analysis  and  risk  management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks as attractive, neutral or unattractive investments, based upon more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. We establish weightings for each factor based upon our analysis of which factors are being rewarded by investors and make adjustments along the way for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more
weight    to    our    growth-in-cash-flow    factor.

Next,  our  investment  management  team  conducts  fundamental research on each
stock,   which   ultimately   results   in   the   buy-and-sell   The  Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

recommendations. We seek to have the portfolio own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector neutral stance, we allow individual stock selection to drive the
portfolio's    performance.

What other factors influenced the portfolio's performance?

The portfolio did not perform as well as the S&P 400 Index during the reporting period primarily because it did not focus enough on "deep value"-oriented stocks -- stocks with what we consider to be very low price-to-earnings ratios -- during the early part of 2001. As we progressed through the year, investors appeared to take a more balanced approach, and the portfolio's relative performance exhibited modest improvement, but not enough to offset this early deficit.

During the year, our valuation process had a slight orientation towards our value-type factors. Among midcap stocks, investment managers faced the challenges of the overall economy' s slowing growth and movement into a recession. Given the benchmark' s volatility, our blend of growth and value factors helped us negotiate a steady course through a difficult environment. Among stocks that were particularly successful, we would include technology-based companies such as NVIDIA and Cabot Microelectronics. NVIDIA manufacturers semiconductor chips used to enhance the video and audio of personal computers, while Cabot Microelectronics manufactures a compound used in the manufacture of semiconductors. Both companies provide highly specialized technology products, and we believe both have been highly successful during a turbulent period for technology stocks. A number of the portfolio's holdings among interest-sensitive stocks also benefited the portfolio's performance. Midcap banks such as Dime Bancorp appeared to benefit from the benign interest-rate environment of 2001. The portfolio also benefited from owning Ultramar Diamond Shamrock.

On the other hand, generally speaking the performance of the portfolio's stock selection among technology stocks did not meet our expectations. Some benchmark stocks that the portfolio did not own because they did not appear attractive in our valuation process per formed well during the reporting period, bolstering the benchmark's performance. A stock that we owned in the portfolio that had a negative impact upon its performance was NRG Energy. This independent power producer was down in price as the energy shortages of 2000 turned into an energy glut in 2001 based primarily upon a slowing national economy. There also was growing investor concern over the financial structure of these types of companies.

What is the portfolio's current strategy?

The most successful stocks during 2001 were those with stable and consistent earnings, which are traditional value-oriented investment criteria. Toward the end of the year, however, we began to sense a shift in investor sentiment in anticipation of economic recovery sometime in 2002. As a result, we recently adjusted our quantitative valuation model to place greater emphasis on our growth valuation inputs. In addition, in an attempt to manage risk we continue to allocate assets to the midcap market's various industry groups in close proportion to their representation in the S&P 400 Index. Of course, we are prepared to change our strategy and the portfolio's composition as market conditions evolve.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment
Portfolios, MidCap Stock Portfolio Initial shares and Service shares and the
Standard & Poor's MidCap 400 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                              Inception                              From

                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                 5/1/98             (3.26)%            3.42%

SERVICE SHARES                                                                 5/1/98             (3.36)%            3.39%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES.
ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH
RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, MIDCAP STOCK PORTFOLIO ON 5/1/98 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "INDEX") ON THAT DATE.

THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES



FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE PERFORMANCE FIGURES FOR EACH SHARE CLASS REFLECT CERTAIN EXPENSE REIMBURSEMENTS, WITHOUT WHICH, THE PERFORMANCE OF EACH SHARE CLASS WOULD HAVE BEEN LOWER. IN ADDITION, THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES (AFTER ANY EXPENSE REIMBURSEMENTS). THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--96.1%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.7%

R.J. Reynolds Tobacco Holdings                                                                   25,300                1,424,390

CONSUMER CYCLICAL--8.5%

American Axle & Manufacturing Holdings                                                           34,450  (a)             736,541

American Eagle Outfitters                                                                        35,050  (a)             917,258

BJ's Wholesale Club                                                                              30,500  (a)           1,345,050

Bob Evans Farms                                                                                  33,800                  830,466

Borders Group                                                                                    49,250  (a)             977,120

Brinker International                                                                            52,850  (a)           1,572,816

Furniture Brands International                                                                   22,800  (a)             730,056

International Speedway, Cl. A                                                                    20,800                  813,280

Jones Apparel Group                                                                              25,400  (a)             842,518

Lear                                                                                             31,200  (a)           1,189,968

Magna International, Cl. A                                                                       11,600                  736,252

Mandalay Resort Group                                                                            40,800  (a)             873,120

Mohawk Industries                                                                                25,850  (a)           1,418,648

Neiman Marcus Group, Cl. A                                                                       19,700  (a)             612,079

Ross Stores                                                                                      25,650                  822,852

Williams-Sonoma                                                                                  40,500  (a)           1,737,450

                                                                                                                      16,155,474

CONSUMER STAPLES--3.4%

Alberto-Culver, Cl. B                                                                            15,900                  711,366

Church & Dwight                                                                                  20,800                  553,904

Corn Products International                                                                      20,800                  733,200

Dean Foods                                                                                        3,711  (a)             253,080

Dole Food                                                                                        31,800                  853,194

McCormick & Co.                                                                                  25,750                1,080,727

Smithfield Foods                                                                                 44,300  (a)             976,372

Tyson Foods, Cl. A                                                                              117,600                1,358,280

                                                                                                                       6,520,123

ENERGY RELATED--8.3%

AGL Resources                                                                                    33,600                  773,472

Alliant Energy                                                                                   35,550                1,079,298

BJ Services                                                                                      63,800  (a)           2,070,310

Black Hills                                                                                      23,300                  788,472

ENSCO International                                                                              59,400                1,476,090

Energen                                                                                          23,300                  574,345

Equitable Resources                                                                              29,600                1,008,472


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Helmerich & Payne                                                                                17,300                  577,474

MDU Resources Group                                                                              17,300                  486,995

Murphy Oil                                                                                       14,850                1,247,994

Noble Affiliates                                                                                  9,800                  345,842

Pride International                                                                              40,500  (a)             611,550

Questar                                                                                          44,300                1,109,715

Tidewater                                                                                        38,150                1,293,285

Ultramar Diamond Shamrock                                                                        25,800  (b)           1,276,584

UtiliCorp United                                                                                 44,300                1,115,031

                                                                                                                      15,834,929

HEALTH CARE--12.9%

Apogent Technologies                                                                             52,850  (a)           1,363,530

Barr Laboratories                                                                                13,400  (a)           1,063,424

Beckman Coulter                                                                                  20,800                  921,440

Cytyc                                                                                            18,350  (a)             478,935

Diagnostic Products                                                                              13,000                  571,350

Edwards Lifesciences                                                                             33,200  (a)             917,316

Express Scripts                                                                                  25,750  (a)           1,204,070

Genzyme-General Division                                                                          9,900  (a)             592,614

Gilead Sciences                                                                                  16,500  (a)           1,084,380

Health Net                                                                                       57,800  (a)           1,258,884

Hillenbrand Industries                                                                           15,900                  878,793

IDEC Pharmaceuticals                                                                             44,300  (a)           3,053,599

IVAX                                                                                             32,450  (a)             653,543

Millennium Pharmaceuticals                                                                       37,550  (a)             920,351

Mylan Laboratories                                                                               32,150                1,205,625

Oxford Health Plans                                                                              52,850  (a)           1,592,899

PacifiCare Health Systems                                                                        34,900  (a)             558,400

Protein Design Labs                                                                              34,450  (a)           1,134,439

Quest Diagnostics                                                                                15,750  (a)           1,129,433

STERIS                                                                                           27,200  (a)             496,944

Schein(Henry)                                                                                    25,000  (a)             925,750

Sepracor                                                                                          8,350  (a)             476,451

Sunrise Assisted Living                                                                          23,200  (a)             675,352

Trigon Healthcare                                                                                20,800  (a)           1,444,560

                                                                                                                      24,602,082

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE--19.7%

AmeriCredit                                                                                      25,650  (a)             809,257

Associated Banc-Corp                                                                             41,850                1,476,886

Astoria Financial                                                                                46,600                1,233,036

Banknorth Group                                                                                  56,700                1,276,884

City National                                                                                    34,200                1,602,270

Compass Bancshares                                                                               68,850                1,948,455

Dime Bancorp (Warrants)                                                                          19,900  (a)               2,985

Doral Financial                                                                                  15,700                  489,997

Dun & Bradstreet                                                                                 36,500  (a)           1,288,450

Eaton Vance                                                                                      16,100                  572,355

Everest Re Group                                                                                 20,700                1,463,490

Federated Investors, Cl. B                                                                       32,150                1,024,942

First Tennessee National                                                                         47,950                1,738,667

FirstMerit                                                                                       44,300                1,200,087

Gallagher (Arthur J.) & Co.                                                                      32,350                1,115,751

Golden State Bancorp                                                                             44,300                1,158,445

GreenPoint Financial                                                                             40,500                1,447,875

LaBranche & Co.                                                                                  26,200  (a)             902,852

M&T Bank                                                                                          7,700                  560,945

Marshall & Ilsley                                                                                29,250                1,850,940

Mercantile Bankshares                                                                            13,600                  585,344

Metris Cos.                                                                                      48,100                1,236,651

Nationwide Financial Services, Cl. A                                                             25,300                1,048,938

North Fork Bancorporation                                                                        55,350                1,770,647

Old Republic International                                                                       50,200                1,406,102

PMI Group                                                                                        22,250                1,490,973

Radian Group                                                                                     37,000                1,589,150

SEI Investments                                                                                  28,700                1,294,657

Sovereign Bancorp                                                                               104,700                1,281,528

StanCorp Financial Group                                                                         18,900                  893,025

TCF Financial                                                                                    24,650                1,182,707

Waddell & Reed Financial, Cl. A                                                                  20,900                  672,980

                                                                                                                      37,617,271

INTERNET RELATED--1.1%

Check Point Software Technologies                                                                17,900  (a)             714,031

E*TRADE Group                                                                                    66,300  (a)             679,575


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

INTERNET RELATED (CONTINUED)

Retek                                                                                            27,200  (a)             812,464

                                                                                                                       2,206,070

PRODUCER GOODS--10.2%

Airgas                                                                                           69,500  (a)           1,050,840

Alexander & Baldwin                                                                              27,200                  726,240

American Standard Cos.                                                                           17,200  (a)           1,173,556

Ashland                                                                                          15,900                  732,672

Beazer Homes USA                                                                                  7,300  (a)             534,141

Bemis                                                                                            17,300                  850,814

C&D Technologies                                                                                 26,000                  594,100

CONSOL Energy                                                                                    28,250                  701,730

Cabot                                                                                            27,100                  967,470

D. R. Horton                                                                                     27,200                  882,912

GATX                                                                                             17,750                  577,230

Harsco                                                                                           24,650                  845,495

Kennametal                                                                                       12,700                  511,429

Lennar                                                                                           28,250                1,322,665

M.D.C. Holdings                                                                                  15,670                  592,169

Minerals Technologies                                                                            15,050                  701,932

Precision Castparts                                                                              27,200                  768,400

Rockwell International                                                                           46,400                  828,704

Scotts, Cl. A                                                                                    18,500  (a)             880,600

Sonoco Products                                                                                  52,850                1,404,753

Teekay Shipping                                                                                  15,900                  554,115

Teleflex                                                                                         19,700                  932,007

York International                                                                               35,400                1,349,802

                                                                                                                      19,483,776

SERVICES--10.3%

Affiliated Computer Services, Cl. A                                                              20,400  (a)           2,165,052

Apollo Group, Cl. A                                                                              39,350  (a)           1,771,143

Belo, Cl. A                                                                                      44,300                  830,625

CSG Systems International                                                                        25,300  (a)           1,023,385

DST Systems                                                                                      26,400  (a)           1,316,040

Education Management                                                                             16,200  (a)             587,250

Entercom Communications                                                                          10,400  (a)             520,000

Hanover Compressor                                                                               30,600  (a)             772,956

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Henry (Jack) & Associates                                                                        32,150                  702,156

Pharmaceutical Product Development                                                               17,300  (a)             558,963

Republic Services                                                                                48,400  (a)             966,548

Scholastic                                                                                       18,400  (a)             926,072

SunGard Data Systems                                                                             87,300  (a)           2,525,589

Telephone and Data Systems                                                                        9,400                  843,650

United Rentals                                                                                   29,600  (a)             671,920

Valassis Communications                                                                          24,650  (a)             878,033

Washington Post, Cl. B                                                                            2,350                1,245,500

Westwood One                                                                                     43,100  (a)           1,295,155

                                                                                                                      19,600,037

TECHNOLOGY--16.5%

ADTRAN                                                                                           26,700  (a)             681,384

Advanced Fibre Communications                                                                    45,300  (a)             800,451

Advent Software                                                                                  20,400  (a)           1,018,980

Arrow Electronics                                                                                19,600  (a)             586,040

Black Box                                                                                        13,400  (a)             708,592

Cabot Microelectronics                                                                           19,700  (a)           1,561,225

Cadence Design Systems                                                                           68,850  (a)           1,509,192

Diebold                                                                                          22,700                  917,988

Electro Scientific Industries                                                                    17,300  (a)             519,173

Electronic Arts                                                                                  39,350  (a)           2,359,032

FEI                                                                                              19,700  (a)             620,747

Harris                                                                                           20,750                  633,082

IKON Office Solutions                                                                            37,400                  437,206

InFocus                                                                                          37,400  (a)             823,548

International Rectifier                                                                          16,000  (a)             558,080

Intersil, Cl. A                                                                                  23,100  (a)             744,975

L-3 Communications Holdings                                                                      13,400  (a)           1,206,000

Mentor Graphics                                                                                  50,400  (a)           1,187,928

Microchip Technology                                                                             44,300  (a)           1,716,182


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Microsemi                                                                                        12,350  (a)             366,795

NVIDIA                                                                                           19,200  (a)           1,284,480

Plantronics                                                                                      20,500  (a)             525,620

QLogic                                                                                           13,400  (a)             596,434

RF Micro Devices                                                                                 29,400  (a)             565,362

Reynolds & Reynolds, Cl. A                                                                       47,950                1,162,788

SPX                                                                                              12,550  (a)           1,718,095

Semtech                                                                                          33,200  (a)           1,184,908

Storage Technology                                                                               46,400  (a)             959,088

Sybase                                                                                           49,250  (a)             776,180

Symantec                                                                                         21,250  (a)           1,409,513

THQ                                                                                              12,350  (a)             598,605

TriQuint Semiconductor                                                                           54,200  (a)             664,492

Vishay Intertechnology                                                                           55,350  (a)           1,079,325

                                                                                                                      31,481,490

UTILITIES--4.5%

Cleco                                                                                            39,350                  864,519

Conectiv                                                                                         38,150                  934,293

IDACORP                                                                                          30,600                1,242,360

Metro One Telecommunications                                                                     21,550  (a)             651,888

PNM Resources                                                                                    28,250                  789,588

Pinnacle West Capital                                                                            12,350                  516,848

SCANA                                                                                            44,300                1,232,869

TECO Energy                                                                                      29,600                  776,704

Western Resources                                                                                25,700                  442,040

Wisconsin Energy                                                                                 46,800                1,055,808

                                                                                                                       8,506,917

TOTAL COMMON STOCKS

   (cost $172,740,723)                                                                                               183,432,559

                                                                                            The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

SHORT-TERM INVESTMENTS--3.6%                                                                   Amount ($)               Value ($)
-------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party

  Repurchase Agreement, 1.65%, dated

  12/31/2001, due 1/2/2002, in the amount of

  $6,800,623 (fully collateralized by

  $6,955,000 Federal Farm Credit Banks Discount Notes,
  2/14/2002, value $6,940,395)

   (cost $6,800,000)                                                                           6,800,000               6,800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $179,540,723)                                                             99.7%              190,232,559

CASH AND RECEIVABLES (NET)                                                                          .3%                  559,780

NET ASSETS                                                                                       100.0%              190,792,339

(A) NON-INCOME PRODUCING.

(B)  THIS SECURITY IS ON LOAN. AT DECEMBER 31, 2001, THE TOTAL MARKET VALUE OF
THE PORTFOLIO'S SECURITY ON LOAN IS $1,276,584 AND THE TOTAL MARKET VALUE OF THE
COLLATERAL HELD BY THE PORTFOLIO IS $1,315,800.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)             179,540,723  190,232,559

Cash                                                                    786,880

Collateral for securities loaned--Note 1(b)                           1,315,800

Dividends and interest receivable                                        89,007

Prepaid expenses                                                         72,038

                                                                    192,496,284
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           123,933

Liability for securities loaned--Note 1(b)                            1,315,800

Payable for shares of Beneficial Interest redeemed                      115,837

Payable for investment securities purchased                              87,403

Accrued expenses                                                         60,972

                                                                      1,703,945
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      190,792,339
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     189,697,210

Accumulated undistributed investment income--net                          3,241

Accumulated net realized gain (loss) on investments                  (9,599,948)

Accumulated net unrealized appreciation (depreciation)
  on investments                                                     10,691,836
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      190,792,339

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       181,027,918       9,764,421

Shares Outstanding                                    13,118,330         708,365
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              13.80           13.78

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       1,172,696

Interest                                                               229,239

TOTAL INCOME                                                         1,401,935

EXPENSES:

Investment advisory fee--Note 3(a)                                     931,142

Prospectus and shareholders' reports                                    53,068

Professional fees                                                       50,492

Custodian fees--Note 3(b)                                               34,530

Registration fees                                                       27,349

Distribution fees--Note 3(b)                                             9,223

Shareholder servicing costs--Note 3(b)                                   1,236

Trustees' fees and expenses--Note 3(c)                                     645

Miscellaneous                                                            6,038

TOTAL EXPENSES                                                       1,113,723

Less--waiver of fees
  due to undertaking--Note 3(a)                                         (6,252)

NET EXPENSES                                                         1,107,471

INVESTMENT INCOME--NET                                                 294,464
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (9,119,810)

Net unrealized appreciation (depreciation) on investments            8,706,299

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (413,511)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (119,047)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                    2001                 2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            294,464              133,868

Net realized gain (loss) on investments        (9,119,810)             940,784

Net unrealized appreciation (depreciation)
   on investments                               8,706,299               90,204

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (119,047)           1,164,856
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                   (291,394)            (126,162)

Service shares                                    (11,519)                  --

From net realized gain on investments:

Initial shares                                         --             (659,279)

In excess of net realized gain on investments:

Initial shares                                         --             (482,633)

TOTAL DIVIDENDS                                 (302,913)           (1,268,074)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                116,445,355           70,330,857

Service shares                                 11,203,275                  500

Dividends reinvested:

Initial shares                                    291,394            1,268,074

Service shares                                     11,519                   --

Cost of shares redeemed:

Initial shares                                (11,777,128)         (10,274,545)

Service shares                                 (1,744,659)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           114,429,756           61,324,886

TOTAL INCREASE (DECREASE) IN NET ASSETS       114,007,796           61,221,668
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            76,784,543           15,562,875

END OF PERIOD                                 190,792,339           76,784,543

Undistributed investment income--net                3,241                8,006

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended December 31,
                                               ---------------------------------

                                                    2001                 2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     8,633,138            4,850,323

Shares issued for dividends reinvested             21,652               95,332

Shares redeemed                                  (910,014)            (729,677)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   7,744,776            4,215,978
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       842,364                   35

Shares issued for dividends reinvested                856                   --

Shares redeemed                                  (134,890)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     708,330                   35

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                           Year Ended December 31,
                                                                  ------------------------------------------------------------------

INITIAL SHARES                                                       2001             2000             1999           1998 a
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                14.29            13.44            12.16          12.50

Investment Operations:

Investment income--net                                                .03 b            .05 b            .03 b          .02

Net realized and unrealized gain (loss)
   on investments                                                    (.50)            1.05             1.28           (.34)

Total from Investment Operations                                     (.47)            1.10             1.31           (.32)

Distributions:

Dividends from investment income--net                                (.02)            (.03)            (.03)          (.02)

Dividends from net realized gain
   on investments                                                      --             (.13)              --             --

Dividends in excess of net realized
   gain on investments                                                 --             (.09)              --             --

Total Distributions                                                  (.02)            (.25)            (.03)          (.02)

Net asset value, end of period                                      13.80            14.29            13.44          12.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                    (3.26)            8.28            10.82          (2.53) c
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .89              .98              .97            .67 c

Ratio of net investment income
   to average net assets                                              .24              .34              .26            .18 c

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                             --              .06              .49            .60 c

Portfolio Turnover Rate                                             76.37           102.89            77.73          75.74 c
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             181,028           76,784           15,563         10,506

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         Year Ended December 31,
                                                        ------------------------

SERVICE SHARES                                              2001         2000 a
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        14.29        14.29

Investment Operations:

Investment income--net                                        .01 b         --

Net realized and unrealized gain (loss)
   on investments                                            (.50)          --

Total from Investment Operations                             (.49)          --

Distributions:

Dividends from investment income--net                        (.02)          --

Net asset value, end of period                              13.78        14.29
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                            (3.36)          --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.00           --

Ratio of net investment income
   to average net assets                                      .07           --

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation              .17           --

Portfolio Turnover Rate                                     76.37       102.89
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       9,764            1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the MidCap Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $667 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained  at  all  times.  Cash  collateral is invested in certain other money
market    mutual    funds    managed    by

Dreyfus. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return
the    securities    in    a    timely    manner.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,241, accumulated capital losses $7,978,482 and unrealized appreciation $10,025,634. In addition, the portfolio had $955,264 of capital losses realized after October 31, 2001 which were deferred for tax purposes to the first day of the following year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $7,978,482 of the carryover expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $302,913 and $126,162 and long-term capital gains $0 and $1,141,912.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $3,684, increased accumulated net realized gain (loss) on investments by $2,495 and decreased paid-in capital by $6,179. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under
the    line    of    credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Dreyfus has agreed from January 1, 2001 to December 31, 2002, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended December 31, 2001, Dreyfus waived receipt of fees of $6,252, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance prod-

ucts. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $9,223 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $255 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $34,530 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2001, amounted to $202,740,330 and $91,944,510, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was
$10,691,836,   consisting  of  $17,820,928  gross  unrealized  appreciation  and
$7,129,092 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 8, 2002



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2001 as qualifying for the corporate dividends received deduction.

                                                        The Portfolio

BOARD MEMBERS INFORMATION (Unaudited)

                                                                                                                  No. of Portfolios
Name (age)                    Principal Occupation               Other Directorships                               for which Board
Position, (held since)        During Past 5 Years                And Affiliations                                   Member Serves

Joseph S. DiMartino (58)      o Chairman of the Board of various o The Muscular Dystrophy Association                    190
Chairman of the Board (1998)    funds in the Dreyfus Family of   o Plan Vista Corporation (formerly HealthPlan
                                Funds                              Services Corporation), a provider of marketing,
                                                                   administrative and risk management services to
                                                                   health and other benefit programs
                                                                 o Carlyle Industries, Inc., button packager and
                                                                   distributor
                                                                 o Century Business Services, Inc., a provider
                                                                   of various outsourcing functions for small
                                                                   and medium size companies
                                                                 o The Newark Group, a privately held company
                                                                   providing a national network of paper recovery
                                                                   facilities, paperboard mills and paperboard
                                                                   converting plants
                                                                 o QuikCAT.com, Inc., a private company engaged in
                                                                   the development of high speed movement, routing,
                                                                   storage and encryption of data across all modes
                                                                   of data transport

Clifford L. Alexander (68)    o President of Alexander &         o American Home Products Corporation                     49
Board Member (1998)             Associates, Inc., a management   o IMS Health, a service provider of
                                consulting firm                    marketing information and information
                              o Chairman of the Board of Moody's   technology
                                Corporation                      o WorldCOM
                                (October 2000-Present)           o Mutual of America Life Insurance Company
                              o Chairman of the Board and Chief
                                Executive Officer of The Dun and
                                Bradstreet Corporation
                                (October 1999-September 2000)

Lucy Wilson Benson (74)       o President of Benson and          o COMSAT Corporation, a telecommunications               35
Board Member (1998)             Associates, consultants to         company
                                business and government          o Alfred P. Sloan Foundation
                              o Vice Chairman of the Citizens    o Lafayette College
                                Network for Foreign Affairs      o A member of the council of foreign relations
                              o Vice Chairman of the Atlantic
                                Council of the U.S.

Once elected, all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Operating Officer and Chief Investment Officer of Dreyfus and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 60 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Investment Portfolios, MidCap Stock Portfolio 200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  174AR1201




Dreyfus Investment Portfolios, Technology Growth Portfolio

ANNUAL REPORT December 31, 2001

YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Board Members Information

                            24   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                    Technology Growth Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the 12-month period from January 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the primary portfolio manager, Mark Herskovitz.

2001 was a difficult year for the U.S. and global economies. It was a year in which one of America' s longest periods of economic expansion came to an end, derailed by widespread credit concerns, dramatically lower levels of corporate spending and the September 11 terrorist attacks. It was also a year in which the large-cap sector of the U.S. stock market posted its second consecutive year of negative returns, led lower by persistent declines among technology and
telecommunications    stocks.

The past year also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks rallied in the fourth quarter, rewarding those investors who held onto companies with sound business fundamentals and bright prospects. The importance of diversification was underscored by the bond market's strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, 2001 affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

As challenging as 2001 was, we believe better times are ahead in 2002. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Investment Portfolios, Technology Growth Portfolio perform relative to its benchmarks?

For the 12-month period ended December 31, 2001, the portfolio's Initial shares produced a total return of -33.12% and its Service shares produced a total return of -33.40% .(1) In comparison, the portfolio's benchmarks, the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index (" S&P 500 Index"), produced total returns of -23.92% and -11.88%, respectively, over the same period.(2,3) The Nasdaq Composite Index produced a total return of -20.80% for the same period.(4)

Business fundamentals for many technology companies continued to deteriorate as the U.S. economy slowed. Communications-related stocks performed particularly poorly, eroding the portfolio's returns during the first half of the year. The portfolio recovered some of that lost ground during the second half, when it adopted a more conservative positioning.

What is the portfolio's investment approach?

The portfolio seeks capital appreciation by investing primarily in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. These investments may include companies in the
computer,    semiconductor,    electronics,   communications,   health   care,
biotechnology, computer software and hardware, electronic components and systems, networking and cable broadcasting, telecommunications, defense and aerospace and environmental sectors.

When evaluating investment opportunities, we first assess economic and market conditions in an attempt to identify trends that we believe are likely to drive demand within the various technology-related sectors. Second, we strive to identify the companies that are most likely to benefit from these overall trends. Typically, these companies are leaders in their market segments and are characterized by rapid earnings or revenue growth and dominant market shares. We
conduct    extensive    fundamental
                                                            The Portfolio

DISCUSSION OF PERFORMANCE (CONTINUED)

research to understand these companies' competitive advantages and to evaluate their ability to maintain their leadership positions over time.

This process enables us to seek the stocks of leading technology companies for the portfolio. Many of those stocks are considered core holdings that we believe could lead their industry segments over the long term. We complement these positions with non-core holdings that we believe can provide above-average gains over a shorter time frame.

Although the portfolio looks for companies with the potential for strong earnings or revenue growth rates, some of the portfolio's investments may currently be experiencing losses. Moreover, the portfolio may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings ("IPOs"). The portfolio's strategy with respect to IPOs is to participate in IPOs of companies that meet the portfolio's investment criteria described above, and that we believe have the potential to become full positions within the portfolio.

What other factors influenced the portfolio's performance?

In a slowing economy, many businesses continued to reduce capital expenditures. Overall, the portfolio was affected by this sharp falloff in demand that left many technology companies with high levels of unsold inventories amid anemic sales. Communications-related companies were hit particularly hard, and weakness soon spread to the semiconductor manufacturing industry, which represented the portfolio' s largest concentration of holdings during the first half of the reporting period.

During the second half of the reporting period, we moved the portfolio toward a more conservative and diversified range of investments. We emphasized the regional Bell operating companies, which we believed would provide steady, if unspectacular, growth in a weak economic environment. We established positions in biotechnology firms such as Genentech, and video gaming companies such as Electronic Arts. And we maintained positions in technology services leaders such as Electronic Data Systems and Automatic Data Processing, which have multiyear customer contracts to support their revenue streams. The portfolio's only Internet-related holding was eBay, the online auction house that has grown so extraordinarily that it recently became the nation's largest used car dealer.
This    conservative    positioning

enabled the portfolio to hold up relatively well in the wake of the September 11 terrorist attacks, which worsened an already weak business environment. Nonetheless, our success in the later part of the year was not enough to offset the losses experienced earlier.

What is the portfolio's current strategy?

In November and December, we began to detect signs that the business environment may be stabilizing. Wireless communications providers reported subscriber gains, semiconductor inventories declined and some large technology companies saw
modest    increases    in    demand.

Accordingly, we positioned the portfolio for the early stages of recovery. We have reduced or eliminated defensive positions in the regional Bell operating companies, and we increased the portfolio's exposure to semiconductor companies and software businesses that we believe will benefit when recovery comes

However, we again caution that the portfolio should be considered only as a supplement to an overall investment program, and even then only by investors who have the discipline to withstand heightened volatility and the patience to wait for an improvement in the economy and business fundamentals.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: BLOOMBERG L.P. -- DOES NOT REFLECT REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(4) SOURCE: BLOOMBERG L.P. -- THE NASDAQ COMPOSITE INDEX MEASURES THE MARKET VALUE OF ALL THE DOMESTIC AND FOREIGN COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. PRICE CHANGES IN EACH SECURITY EFFECT EITHER A RISE OR FALL IN THE INDEX, IN PROPORTION TO THE SECURITY'S MARKET VALUE. THE MARKET VALUE -- THE LAST SALE PRICE MULTIPLIED BY TOTAL SHARES OUTSTANDING -- IS CALCULATED CONTINUALLY THROUGHOUT THE DAY. THE INDEX INCLUDES THE SECURITIES OF MORE THAN 5,300 COMPANIES REPRESENTING A WIDE ARRAY OF INDUSTRIES.

                                                        The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment
Portfolios, Technology Growth Portfolio Initial shares and Service shares and the Standard & Poor's 500 Composite Stock Price Index and the Morgan Stanley
High Technology 35 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/01

                                                                              Inception                              From

                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

INITIAL SHARES                                                                 8/31/99           (33.12)%          (11.07)%

SERVICE SHARES                                                                 8/31/99           (33.40)%          (11.23)%

THE DATA FOR SERVICE SHARES PRIMARILY REPRESENTS THE RESULTS OF INITIAL SHARES.
ACTUAL SERVICE SHARES' AVERAGE ANNUAL TOTAL RETURN AND HYPOTHETICAL GROWTH
RESULTS WOULD HAVE BEEN LOWER. SEE NOTES BELOW.

((+))  SOURCE: LIPPER INC.

((+)(+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL AND SERVICE SHARES OF DREYFUS INVESTMENT PORTFOLIOS, TECHNOLOGY GROWTH PORTFOLIO ON 8/31/99 (INCEPTION DATE OF INITIAL SHARES) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX (THE "MS HIGH TECH 35 INDEX") AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX") ON THAT DATE.




THE PORTFOLIO'S INITIAL SHARES ARE NOT SUBJECT TO A RULE 12B-1 FEE. THE PORTFOLIO'S SERVICE SHARES ARE SUBJECT TO A 0.25% ANNUAL RULE 12B-1 FEE. THE PERFORMANCE FIGURES FOR SERVICE SHARES REFLECT THE PERFORMANCE OF THE PORTFOLIO'S INITIAL SHARES FROM THEIR INCEPTION DATE THROUGH DECEMBER 30, 2000, AND THE PERFORMANCE OF THE PORTFOLIO'S SERVICE SHARES FROM DECEMBER 31, 2000 (INCEPTION DATE OF SERVICE SHARES) TO DECEMBER 31, 2001 (BLENDED PERFORMANCE FIGURES). THE BLENDED PERFORMANCE FIGURES HAVE NOT BEEN ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE SERVICE SHARES. IF THESE EXPENSES HAD BEEN REFLECTED, THE BLENDED PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE PORTFOLIO FEES AND EXPENSES. THE MS HIGH TECH 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT

                                                        The Portfolio

STATEMENT OF INVESTMENTS

December 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--89.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------

BIOTECHNOLOGY--2.1%

Genentech                                                                                        40,000  (a)           2,170,000

COMPUTER SERVICES--5.2%

Automatic Data Processing                                                                        47,500                2,797,750

Electronic Data Systems                                                                          37,500                2,570,625

                                                                                                                       5,368,375

DATA STORAGE--5.4%

Brocade Communications Systems                                                                   72,500  (a)           2,401,200

VERITAS Software                                                                                 71,000  (a)           3,182,220

                                                                                                                       5,583,420

HARDWARE--8.0%

Dell Computer                                                                                   105,000  (a)           2,853,900

International Business Machines                                                                  20,000                2,419,200

Sun Microsystems                                                                                240,000  (a)           2,961,600

                                                                                                                       8,234,700

INTERNET--2.6%

eBay                                                                                             40,000  (a)           2,676,000

NETWORKING--2.3%

Cisco Systems                                                                                   130,000  (a)           2,354,300

SEMICONDUCTORS--20.0%

Intel                                                                                            63,500                1,997,075

Linear Technology                                                                                57,500                2,244,800

Micrel                                                                                          100,000  (a)           2,623,000

NVIDIA                                                                                           33,500  (a)           2,241,150

Taiwan Semiconductor                                                                          2,020,000  (a)           5,052,165

Texas Instruments                                                                                77,500                2,170,000

United Microelectronics, ADR                                                                     83,000  (a)             796,800

Xilinx                                                                                           56,500  (a)           2,206,325

Zoran                                                                                            39,500  (a)           1,289,280

                                                                                                                      20,620,595

SEMICONDUCTOR EQUIPMENT-8.8%

Applied Materials                                                                                60,500  (a)           2,426,050

KLA-Tencor                                                                                       58,000  (a)           2,874,480

Novellus Systems                                                                                 45,500  (a)           1,794,975

Teradyne                                                                                         65,000  (a)           1,959,100

                                                                                                                       9,054,605

SOFTWARE--20.0%

Adobe Systems                                                                                    45,500                1,412,775

Amdocs                                                                                           63,500  (a)           2,157,095


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-------------------------------------------------------------------------------------------------------------------------------

SOFTWARE (CONTINUED)

BEA Systems                                                                                     102,000  (a)           1,571,820

Electronic Arts                                                                                  38,500  (a)           2,308,075

Microsoft                                                                                        50,000  (a)           3,313,500

Oracle                                                                                          130,000  (a)           1,795,300

PeopleSoft                                                                                       54,500  (a)           2,190,900

Rational Software                                                                               182,000  (a)           3,549,000

Siebel Systems                                                                                   83,000  (a)           2,322,340

                                                                                                                      20,620,805

TELECOMMUNICATION EQUIPMENT--12.0%

Comverse Technology                                                                             107,500  (a)           2,404,775

Finisar                                                                                          92,000  (a)             935,640

Nokia Oyj, ADR                                                                                  100,000                2,453,000

Nortel Networks                                                                                 122,000                  915,000

Qualcomm                                                                                         26,000  (a)           1,313,000

Scientific-Atlanta                                                                               97,500                2,334,150

UTStarcom                                                                                        73,000  (a)           2,080,500

                                                                                                                      12,436,065

TELECOMMUNICATION SERVICES--2.8%

SBC Communications                                                                               32,500                1,273,025

Verizon Communications                                                                           33,500                1,589,910

                                                                                                                       2,862,935

TOTAL COMMON STOCKS

   (cost $102,656,274)                                                                                                91,981,800
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--12.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.67%, 1/3/2002                                                                            1,264,000                1,263,937

   1.64%, 1/10/2002                                                                           4,524,000                4,522,372

   1.62%, 1/17/2002                                                                           3,029,000                3,026,940

   1.70%, 1/24/2002                                                                           3,149,000                3,145,851

   1.71%, 2/28/2002                                                                             538,000                  536,585

TOTAL SHORT-TERM INVESTMENTS

   (cost $12,494,947)                                                                                                 12,495,685
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $115,151,221)                                                            101.3%              104,477,485

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (1.3%)              (1,334,917)

NET ASSETS                                                                                       100.0%              103,142,568

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           115,151,221   104,477,485

Cash                                                                    349,129

Cash denominated in foreign currencies                     20,896        20,738

Dividends receivable                                                      6,031

Prepaid expenses                                                          2,056

                                                                    104,855,439
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            75,247

Payable for investment securities purchased                           1,586,303

Accrued expenses                                                         51,321

                                                                      1,712,871
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      103,142,568
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     202,542,967

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                 (88,726,505)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  (10,673,894)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      103,142,568

NET ASSET VALUE PER SHARE

                                               Initial Shares    Service Shares
--------------------------------------------------------------------------------
Net Assets ($)                                     94,992,014         8,150,554

Shares Outstanding                                 10,010,234           862,377
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             9.49              9.45

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               425,581

Cash dividends (net of $25,662 foreign taxes withheld at source)       347,347

TOTAL INCOME                                                           772,928

EXPENSES:

Investment advisory fee--Note 3(a)                                     806,726

Professional fees                                                       67,256

Prospectus and Shareholders' reports                                    35,696

Custodian fees--Note 3(b)                                               21,612

Distribution fees--Note 3(b)                                             8,469

Registration fees                                                        2,932

Trustees' fees and expenses--Note 3(c)                                   1,304

Shareholder servicing costs--Note 3(b)                                     537

Miscellaneous                                                            1,932

TOTAL EXPENSES                                                         946,464

INVESTMENT (LOSS)                                                     (173,536)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
  and foreign currency transactions:

  Long transactions                                                (59,038,687)

  Short sale transactions                                             (250,378)

Net realized gain (loss) on forward currency exchange contracts        (15,553)

NET REALIZED GAIN (LOSS)                                           (59,304,618)

Net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                  10,806,122

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (48,498,496)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (48,672,032)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                     2001                2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (173,536)            (456,415)

Net realized gain (loss) on investments      (59,304,618)         (29,427,490)

Net unrealized appreciation
   (depreciation) on investments              10,806,122          (36,217,189)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                 (48,672,032)         (66,101,094)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

INITIAL SHARES                                         --            (128,126)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 22,232,936          154,480,771

Service shares                                  9,773,243                 500

Dividends reinvested:

Initial shares                                         --             128,126

Cost of shares redeemed:

Initial shares                               (18,579,292)         (14,540,419)

Service shares                                (1,159,311)                  --

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           12,267,576          140,068,978

TOTAL INCREASE (DECREASE) IN NET ASSETS      (36,404,456)          73,839,758
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          139,547,024           65,707,266

END OF PERIOD                                103,142,568          139,547,024
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                    2,121,700            7,217,120

Shares issued for dividends reinvested                 --               5,513

Shares redeemed                               (1,945,315)            (767,276)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    176,385            6,455,357
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                      995,519                   35

Shares redeemed                                 (133,177)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    862,342                   35

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                                                               Year Ended December 31,
                                                                                   -----------------------------------------------

INITIAL SHARES                                                                         2001            2000             1999 a
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  14.19           19.45            12.50

Investment Operations:

Investment (loss)                                                                      (.02) b         (.06) b          (.02) b

Net realized and unrealized gain
   (loss) on investments                                                              (4.68)          (5.18)            6.97

Total from Investment Operations                                                      (4.70)          (5.24)            6.95

Distributions:

Dividends from net realized gain

   on investments                                                                        --            (.02)              --

Net asset value, end of period                                                         9.49           14.19            19.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                     (33.12)         (26.98)           55.60 c
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                 .87             .84              .36 c

Ratio of investment (loss)
   to average net assets                                                               (.15)           (.30)            (.14) c

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                                               --               --             .09 c

Portfolio Turnover Rate                                                               86.25          121.88            20.01 c
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                94,992         139,547           65,707

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         Year Ended December 31,
                                                       -------------------------

SERVICE SHARES                                              2001         2000 a
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                       14.19        14.19

Investment Operations:

Investment (loss)                                           (.05) b        --

Net realized and unrealized gain
   (loss) on investments                                   (4.69)          --

Total from Investment Operations                           (4.74)          --

Net asset value, end of period                              9.45        14.19
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                          (33.40)          --
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.20           --

Ratio of investment (loss)

   to average net assets                                    (.60)          --

Portfolio Turnover Rate                                    86.25       121.88
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      8,151            1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company, currently offering twelve series, including the Technology Growth Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary
of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last
                                                                 The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio
received    net    earnings

credits of $3,681 during the period ended December 31, 2001, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain other money market mutual funds managed by Dreyfus. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a
borrower    fail    to   return   the   securities   in   a   timely   manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At December 31, 2001, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $79,328,254 and unrealized depreciation
$15,488,234.    In    addition,    the    portfolio    had     The    Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

$4,583,911 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2001. If not applied, $10,860,287 of the carryover expires in fiscal 2008 and $68,467,967 expires in fiscal 2009.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2001 and December 31, 2000, respectively, were as follows: ordinary income $0 and $128,126.

During the period ended December 31, 2001, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $173,536, increased accumulated net realized gain (loss) on investments by $7,056 and decreased paid-in capital by $180,592. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory  fee  is  computed  at the annual rate of .75 of 1% of the value of the
portfolio'  s   average   daily   net   assets   and   is   payable   monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for
advertising    and    marketing    for    Service    shares.    The    Plan

provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2001, Service shares were charged $8,469 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $197 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2001, the portfolio was charged $21,612 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) During the period ended December 31, 2001, the portfolio incurred total brokerage commissions of $152,973, of which $28,484 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

                                                        The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2001:

                                       Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                        91,291,059           83,767,247

Short sale transactions                  27,419,475           27,169,097

   TOTAL                                118,710,534          110,936,344

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. At December 31, 2001, there were no securities sold short outstanding

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward
contract   is   opened   and   the   date   the  forward  contract  is  closed.

The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2001, there were no forward currency exchange contracts outstanding.

At December 31, 2001, accumulated net unrealized depreciation on investments was
$10,673,736,   consisting   of  $7,353,773  gross  unrealized  appreciation  and
$18,027,509 gross unrealized depreciation.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                        The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Technology Growth Portfolio (one of the funds comprising Dreyfus Investment Portfolios) as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 8, 2002

BOARD MEMBERS INFORMATION (Unaudited)

                                                                                                                  No. of Portfolios
Name (age)                    Principal Occupation               Other Directorships                               for which Board
Position, (held since)        During Past 5 Years                And Affiliations                                   Member Serves

Joseph S. DiMartino (58)      o Chairman of the Board of various o The Muscular Dystrophy Association                    190
Chairman of the Board (1998)    funds in the Dreyfus Family of   o Plan Vista Corporation (formerly HealthPlan
                                Funds                              Services Corporation), a provider of marketing,
                                                                   administrative and risk management services to
                                                                   health and other benefit programs
                                                                 o Carlyle Industries, Inc., button packager and
                                                                   distributor
                                                                 o Century Business Services, Inc., a provider
                                                                   of various outsourcing functions for small
                                                                   and medium size companies
                                                                 o The Newark Group, a privately held company
                                                                   providing a national network of paper recovery
                                                                   facilities, paperboard mills and paperboard
                                                                   converting plants
                                                                 o QuikCAT.com, Inc., a private company engaged in
                                                                   the development of high speed movement, routing,
                                                                   storage and encryption of data across all modes
                                                                   of data transport

Clifford L. Alexander (68)    o President of Alexander &         o American Home Products Corporation                     49
Board Member (1998)             Associates, Inc., a management   o IMS Health, a service provider of
                                consulting firm                    marketing information and information
                              o Chairman of the Board of Moody's   technology
                                Corporation                      o WorldCOM
                                (October 2000-Present)           o Mutual of America Life Insurance Company
                              o Chairman of the Board and Chief
                                Executive Officer of The Dun and
                                Bradstreet Corporation
                                (October 1999-September 2000)

Lucy Wilson Benson (74)       o President of Benson and          o COMSAT Corporation, a telecommunications               35
Board Member (1998)             Associates, consultants to         company
                                business and government          o Alfred P. Sloan Foundation
                              o Vice Chairman of the Citizens    o Lafayette College
                                Network for Foreign Affairs      o A member of the council of foreign relations
                              o Vice Chairman of the Atlantic
                                Council of the U.S.


Once elected, all Board Members serve for an indefinite term. Additional information about the Board Members, including their address is available in the Fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Operating Officer and Chief Investment Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by Dreyfus. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 56 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since June 1977

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 52 years old, and has been an employee of Dreyfus since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 60 portfolios) managed by Dreyfus. He is 36 years old, and has been an employee of Dreyfus since January 1986.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since April 1985.

WILLIAM MCDOWELL, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Taxable Fixed Income of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) managed by Dreyfus. He is 43 years old, and has been an employee of Dreyfus since March 1984.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of Dreyfus, and an officer of 93 investment companies (comprised of 196 portfolios) managed by Dreyfus. He is 47 years old, and has been an employee of Dreyfus since June 1993.


                                                           For More Information

                        Dreyfus Investment Portfolios, Technology Growth
                        Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2002 Dreyfus Service Corporation                                  175AR1201